BANKFIRST PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

      BankFirst hereby establishes this Prototype Plan and Trust for Employers wishing to establish or continue to maintain profit sharing or money purchase pension plans.

      An Employer may adopt this Prototype Plan as part of its Plan by completing and signing an Adoption Agreement, which adoption shall be effective when executed by the Trustee.

                  Defined Contribution Basic Plan Document #01

                               TABLE OF CONTENTS

ARTICLE 1, PURPOSE OF PLAN AND TRUST AND IMPLEMENTING PROVISIONS
      1.01  Purpose .......................................................  1
      1.02  Tax Aspects ...................................................  1
      1.03  Adoption Agreement ............................................  1

ARTICLE 2, DEFINITIONS ....................................................  1

ARTICLE 3, ELIGIBILITY AND PARTICIPATION
      3.01  Eligibility ...................................................  7
      3.02  Participation .................................................  7
      3.03  Return to Eligible Class ......................................  8
      3.04  Transfers Among Adopting Employers Which Are Controlled
            Group Members .................................................  8
      3.05  Controlled Trades or Businesses ...............................  8
      3.06  Acceptance ....................................................  8

ARTICLE 4, CONTRIBUTION
      4.01  Employer Contributions ........................................  8
      4.02  Employee Contributions ........................................  9
      4.03  Elective Deferrals ............................................  9
      4.04  Rollover Contributions ........................................  9
      4.05  Trustee-To-Trustee Transfers .................................. 10
      4.06  Prohibition of Reversion ...................................... 10

ARTICLE 5, PARTICIPANTS' ACCOUNTS
      5.01  Establishment of Participants' Accounts ....................... 10
      5.02  Valuation of Trust Fund ....................................... 11
      5.03  Allocation of Employer Contributions .......................... 11
      5.04  Forfeitures ................................................... 12
      5.05  Trust Earnings and Losses ..................................... 12
      5.06  Inactive Participants ......................................... 12
      5.07  Limitations on Allocations .................................... 12
      5.08  Participant-Directed Investments .............................. 17

ARTICLE 6, CASH OR DEFERRED ARRANGEMENT
      6.01  Salary Reduction Agreement .................................... 17
      6.02  Annual Limit on Elective Deferrals ............................ 18
      6.03  Distribution of Excess Elective Deferrals ..................... 18
      6.04  Actual Deferral Percentage Test ............................... 18
      6.05  Distribution of Excess Contributions .......................... 19
      6.06  Recharacterization ............................................ 20
      6.07  Voluntary Non-deductible Contributions ........................ 20
      6.08  Matching Contributions ........................................ 20
      6.09  Forfeitures and Vesting of Matching Contributions ............. 20
      6.10  Qualified Matching Contributions .............................. 20
      6.11  Limitations on Employee Contributions and Matching
            Contributions ................................................. 20
      6.12  Distribution of Excess Aggregate Contributions ................ 22
      6.13  Qualified Non-elective Contributions .......................... 23
      6.14  Nonforfeitability and Vesting ................................. 23
      6.15  Distribution Requirements ..................................... 23
      6.16  Hardship Distribution ......................................... 23
      6.17  Top-Heavy Requirements ........................................ 24

ARTICLE 7, RETIREMENT BENEFITS
      7.01  Normal Retirement ............................................. 24
      7.02  Early Retirement .............................................. 24
      7.03  Disability Retirement ......................................... 24

ARTICLE 8, DEATH BENEFITS
      8.01  Death Benefit ................................................. 24
      8.02  Insured Death Benefit ......................................... 24

ARTICLE 9, BENEFITS ON SEPARATION FROM SERVICE
      9.01  Vested Benefit ................................................ 26
      9.02  Forfeitures ................................................... 26

ARTICLE 10, PAYMENT OF BENEFITS
      10.01 Payment of Benefits ........................................... 26
      10.02 Time of Payment ............................................... 27
      10.03 Restrictions on Immediate Distribution. ....................... 27
      10.04 Termination of Employment Prior to Early Retirement ........... 27
      10.05 In-Service Withdrawals ........................................ 28
      10.06 Distribution Requirements ..................................... 29
      10.07 Required Beginning Date ....................................... 29
      10.08 Limits on Distribution Periods ................................ 29
      10.09 Determination of Amount to 29 Distributed Each Year ........... 29
      10.10 Death Distribution Provisions ................................. 30
      10.11 Definitions ................................................... 30
      10.12 Transitional Rule ............................................. 31
      10.13 Failure to Locate ............................................. 32
      10.14 Premature Distributions ....................................... 32

ARTICLE 11, JOINT AND SURVIVOR ANNUITY REQUIREMENTS
      11.01 Controlling Article ........................................... 32
      11.02 Qualified Joint and Survivor Annuity .......................... 33
      11.03 Qualified Pre-Retirement Surviv Annuity ....................... 33
      11.04 Definitions ................................................... 33
      11.05 Notice Requirements ........................................... 34
      11.06 Safe Harbor Rules ............................................. 34
      11.07 Transitional Rules ............................................ 35

ARTICLE 12, LOANS ......................................................... 36

ARTICLE 13, TOP-HEAVY PLANS
      13.01 Definitions ................................................... 37
      13.02 Minimum Allocation ............................................ 38
      13.03 Minimum Vesting Schedule ...................................... 38
      13.04 Special Limitation on Top Heavy Allocations in Multiple
            Plans: "Code Section 415(e) Buy-Back" ......................... 39

ARTICLE 14, PAIRED PLANS
      14.01 Paired Plans .................................................. 39
      14.02 Multiple Benefits from Super Top Heavy Paired Plans ........... 39
      14.03 Minimum Defined Contribution Plan Allocations Under Top
            Heavy Paired Plans with Code Section 415(e) Buy-Back .......... 39
      14.04 Minimum Defined Contribution Plan Allocations Under Super Top
            Heavy Paired Plans or Without Code Section 415(e) Buy-Back .... 40
      14.05 Defined Contribution Paired Plan Prevention of Duplication of
            Allocations ................................................... 40
      14.06 Forfeitures in Profit-Sharing Plans ........................... 40
      14.07 Integrated Paired Plans ....................................... 40

ARTICLE 15, PLAN ADMINISTRATION
      15.01 Administrator ................................................. 40
      15.02 Claims Procedure .............................................. 41
      15.03 Records ....................................................... 41
      15.04 Delegation of Authority ....................................... 41
      15.05 Correction of Errors .......................................... 42
      15.06 Domestic Relations Orders ..................................... 42

ARTICLE 16, THE TRUST
      16.01 The Trust ..................................................... 43
      16.02 Contributions to Trustee ...................................... 43
      16.03 Investment Powers ............................................. 43
      16.04 Appointment of Investment Manager ............................. 44
      16.05 Employer-Directed Investments ................................. 45
      16.06 Insurance Contracts ........................................... 45
      16.07 Custodial Role ................................................ 45
      16.08 Liability of Trustee .......................................... 45
      16.09 Court Actions ................................................. 45
      16.10 Prudent Man Rule .............................................. 45
      16.11 Prohibited Transactions ....................................... 45
      16.12 Conflict of Interest .......................................... 45
      16.13 Exemptions .................................................... 46
      16.14 Insurance ..................................................... 46
      16.15 Accounts ...................................................... 46
      16.16 Reports ....................................................... 46
      16.17 Payments ...................................................... 46
      16.18 Direction of Committee ........................................ 46
      16.19 Impossibility of Performance .................................. 46
      16.20 Expenses ...................................................... 46
      16.21 Taxes ......................................................... 47
      16.22 Resignation or Removal of Trustee ............................. 47
      16.23 Transfer of Assets to a Successor Trustee or Other Medium
            of Funding .................................................... 47
      16.24 Assets of Controlled Group Members ............................ 47

ARTICLE 17, AMENDMENT OR TERMINATION
      17.01 Employer's Right to Amend Plan ................................ 47
      17.02 Sponsor's Right to Amend Plan ................................. 48
      17.03 Limitation of Right to Amend .................................. 48
      17.04 Termination of Plan by Employer ............................... 48
      17.05 Sponsor's Withdrawal of Participation in Master Plan .......... 48
      17.06 Failure of Qualification ...................................... 49
      17.07 Mergers ....................................................... 49

ARTICLE 18, MISCELLANEOUS
      18.01 Liability of Employer ......................................... 49
      18.02 Spendthrift Clause ............................................ 49
      18.03 Successor Business of Employer ................................ 49
      18.04 Qualification by the Internal Revenue Service ................. 49
      18.05 Use Limited to Qualified Trusts ............................... 49
      18.06 Conflict of Provisions ........................................ 49
      18.07 Definition of Words ........................................... 49
      18.08 Titles ........................................................ 50

                                   ARTICLE 1
                         PURPOSE OF PLAN AND TRUST AND
                            IMPLEMENTING PROVISIONS

1.01 Purpose. The purpose of this Plan and Trust is to enable the Employer to establish or continue a defined contribution plan for its employees.

1.02 Tax Aspects. It is the intent of the Sponsor in establishing this Plan and Trust that it qualify and remain qualified under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended. However, in the event that the Trust hereunder after once having been qualified, fails to retain qualification, the provisions of Section 17.06 hereof shall be applicable as of the date said Trust is no longer qualified.

1.03 Adoption Agreement. For purposes of facilitating the creation of this Plan and Trust under procedures promulgated by the Internal Revenue Service for establishing a variable form master defined contribution plan and trust, the Adoption Agreement executed by the Employer and the Trustee is hereby made a part hereof by reference as if fully set forth herein, and the definitions and provisions thereof elected by the Employer shall be applicable to the Plan and Trust of the Employer.

                                   ARTICLE 2
                                  DEFINITIONS

      Unless otherwise explicitly specified, the following words and phrases as used herein shall have the meanings set forth below and shall be interpreted as stated in this ARTICLE.

2.01 "Account or Accounts" shall mean a Participant's Employer Contributions Account, Voluntary Contributions Account, Deductible Contributions Account, Elective Deferral Account, Rollover Account, Trustee-to-Trustee Transfer Account and Participant-Directed Investment Account, as described in Section 5.01.

2.02 "Accumulated Net Profits" shall mean that part of the surplus of the Employer derived from Net Profits and retained from time to time by the Employer.

2.03 "Administrator" shall mean, with respect to the Plan, the party to which the Employer shall delegate its administrative duties and responsibilities in accordance with ARTICLE 15 of the Plan and Section 3 of the Adoption Agreement. If the Employer does not delegate its administrative duties and responsibilities, the Employer shall be the Administrator.

2.04 "Adoption Agreement" shall mean the instrument by which the Employer elects to establish or continue its Plan by adoption of this prototype plan document.

2.05 "Allocation Date" shall mean the last day of each Plan Year. The Employer may establish such other Allocation Dates during a Plan Year; provided, however, that the use of more than one Allocation Date during a Plan Year shall not be applied so as to result in discrimination in favor of Employees who are officers, shareholders or highly compensated.

2.06 "Anniversary Date" shall mean the first day of a Plan Year.

2.07 "Beneficiary" shall mean the recipient or recipients last designated by the Participant in writing on forms provided by the Employer who shall receive any benefits payable under the Plan upon the death of such Participant, subject, however, to the requirements of ARTICLES 8 and 11. If no such designation of Beneficiary has been received by the Employer prior to the date of death of the Participant, then such benefit shall be payable to the estate of the Participant.

2.08 "Board" shall mean the board of directors of the Employer.

2.09 "Break in Service" shall mean a twelve (12) consecutive month period during which an Employee has not been credited with more than five hundred (500) Hours of Service. For eligibility purposes, the period shall mean the Eligibility Computation Period. For purposes of computing an Employee's nonforfeitable right to the Account balance derived from Employer Contributions, Breaks in Service will be measured by the twelve (12) consecutive month period designated by the Employer in Section 11(b) of the Adoption Agreement.

2.10 "CODA" shall mean a qualified cash or deferred arrangement as described in
Section 401(k) of the Code, ARTICLE VI of the Plan, and Section 24 of the profit sharing plan Adoption Agreement.

2.11 "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.12 "Committee" shall mean the committee to which the Employer may delegate its administrative duties and responsibilities in accordance with ARTICLE 15.

2.13 "Compensation" shall mean all of each Participant's compensation as that term is defined in Section 5.07(e)(ii) of the Plan. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Partici-pant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in Section 9 of the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

      Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

      For years beginning after December 31, 1988, the annual Compensation of each Participant taken into account under the Plan for any Year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

      If Compensation for any prior Plan Year is taken into account in determining an Employee's Contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

      In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Year.

      If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

2.14 "Controlled Group Member" shall mean, except as modified in Section 5.07(f)(vi), as follows: (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) of which the Employer is a member, (b) any organization which is a member of a group of trades or businesses (whether or not incorporated) which is under common control with respect to the Employer (as defined in Section 414(c) of the Code), (c) any organization which is a member of an affiliated service group (as defined by Section 414(m) of the Code), or (d) any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder; but only for the period during which such other corporation, trade or business, organization or entity and the Employer are members of such controlled group of corporations, are under such common control, are serving as such affiliated service group or are required to be aggregated. All employees of Controlled Group Members shall be treated as employed by a single employer.

2.15 "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence. If elected by the Employer in Section 8 of the Adoption Agreement, nonforfeitable contributions will be made to the Plan on behalf of each disabled Participant who is not a Highly Compensated Employee (within the meaning of Section 414(q) of the Code).

2.16 "Early Retirement Age" shall mean the age selected in Section 13(b) of the Adoption Agreement, at which time a Participant shall be entitled to receive an Early Retirement Benefit.

2.17 "Early Retirement Benefit" shall mean the benefit to which a Participant is entitled at his Early Retirement Date.

2.18 "Early Retirement Date" shall mean the date the Participant attains his Early Retirement Age and is fully vested pursuant to Section 9.01 of the Plan and Section 11 of the Adoption Agreement.

2.19 "Earned Income" shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under
Section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.20 "Effective Date" shall mean, as to the Employer, the Effective Date of the Plan as specified in Section 1(b) of the Adoption Agreement.

2.21 "Elective Deferrals" shall mean contributions made at the election of the Participant by the Employer pursuant to ARTICLE 6 of the Plan.

2.22 "Eligibility Computation Period" shall mean, for purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the following;

            (a) The initial Eligibility Computation Period is the twelve (12) consecutive month period beginning on the Employment Commencement Date.

            (b) The succeeding twelve (12) consecutive month periods shall commence on one of the following dates, as elected by the Employer in
      Section 5 of the Adoption Agreement:

                  (i) The first anniversary of the Employee's Employment
            Commencement Date; or

                  (ii) The first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial Eligibility Computation Period. An Employee who is credited with one thousand (1,000) Hours of Service in both the initial Eligibility Computation Period and the first Plan Year which commences prior to the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two (2) Years of Service for purposes of eligibility to participate.

      Years of Service and Breaks in Service will be measured on the same Eligibility Computation Period.

2.23 "Employee" shall mean any employee of the Employer maintaining the Plan or of any other employer required to be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code. The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding sentence as provided in Section 414(n) or (o) of the Code. For purposes of this Section, Employee shall also include an Owner-Employee or Self-Employed Individual. An individual who is classified in one or more of the categories specifically excluded in Section 4 of the Adoption Agreement shall not be defined as an Employee for purposes of the Plan unless and until he ceases to be so classified; provided, however, that any such excluded individual shall be credited with Hours of Service hereunder during the period he is excluded for purposes of determining his Years of Vesting Service and the time of his participation in the Plan in the event he ceases to be so classified.

2.24 "Employee Contributions" shall mean contributions made by the Employee pursuant to Section 4.02 of the Plan and Section 10 of the Adoption Agreement.

2.25 "Employer" shall mean that business organization, its predecessors (if, and to the extent, Years of Service thereunder is to be included pursuant to Section
2.61 of the Plan and Section 12 of the Adoption Agreement), successors and/or assigns, which have duly executed an Adoption Agreement. The Employer also includes any Controlled Group Member that adopts the Plan as provided in Section 23 of the Adoption Agreement.

2.26 "Employer Contributions" shall mean contributions made by the Employer pursuant to Section 4.01 of the Plan and Section 7 of the Adoption Agreement.

2.27 "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service.

2.28 "Entry Date" shall mean the date on which an Employee enters the Plan pursuant to Section 5(d) of the Adoption Agreement.

2.29 "ERISA" shall mean Public Law 93-406, popularly known as the Employee Retirement Income Security Act, as amended.

2.30 "Five-Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five (5) percent of the outstanding stock of a corporate Employer or stock possessing more than five (5) percent of the total combined voting power of all stock of the Employer or more than five (5) percent of the interest in the non-corporate Employer.

2.31 "Forfeiture" shall mean the non-vested portion of a Participant's Employer Contributions Account which is forfeited pursuant to Sections 5.04 and 9.02.

2.32 "Highly Compensated Employee" shall mean any Employee who performs Service for the Employer during the determination year and who, during the look-back year (a) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (b) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received

Compensation during such year that is greater than fifty (50) percent of the dollar limitation in effect under Section 415(b) (1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are Five-Percent Owners at any time during the look-back year or determination year.

      If no officer has satisfied the Compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

      For this purpose, the determination year and the look-back year shall be one of the following, as selected in Section 24, Item 14 of Adoption Agreement #001 or #002:

            (1) The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the twelve-month period immediately preceding the determination year.

            (2) The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed (or, in the case of a Plan Year that is shorter than twelve months, the calendar year ending with or within the twelve-month period ending with the end of the Plan year). The "determination year" (if applicable) shall be the period of time, if any, by which the applicable determination year extends beyond the "look-back year" (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (a), (b) and
      (c) above shall be adjusted by multiplying such dollar amounts by a fraction, the numerator of which is the number of calendar months that are included in the "lag period" and the denominator of which is twelve.

      A Highly Compensated Employee includes any Employee whose Termination of Employment occurred (or who was deemed to have incurred a Termination of Employment) prior to the determination year, performs no Service for the Employer during the determination year, and was a Highly Compensated active Employee for either the Termination year or any determination year ending on or after the Employee's 55th birthday.

      If an Employee is, during a determination year or look-back year, a Family Member of either a Five-Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the Five-Percent Owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five-Percent Owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and Five-Percent Owner or top-ten Highly Compensated Employee. For purposes of this Section, Family Member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

      The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

      If elected by the Employer in Section 24, Item 15 of Adoption Agreement #001 or #002, the first paragraph of this Section 2.32 shall be modified by substituting "$50,000" for "$75,000" in (a) and by disregarding (b). This simplified definition of Highly Compensated Employee will apply only to Employers that maintain significant business activities (and employ employees) in at least two significantly separate geographic areas.

2.33 "Hour of Service" shall mean the following;

      (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer and/or a Controlled Group Member. These Hours will be credited to the Employee for the computation period in which the duties are performed.

      (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer and/or a Controlled Group Member on account of a period of time during which no duties were performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one (501) Hours of Service shall be credited under this subsection (b) for any single continuous period (whether or not such period occurs in a single computation period). Hours under this subsection (b) will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

      (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours shall not be credited both under subsection (a) or (b) and under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

      Hours of Service will be credited for employment with Controlled Group Members.

      Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) or (o) of the Code and the regulations thereunder.

      Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons or is on an authorized leave of absence (defined below) shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight
(8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or
(iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. An "authorized leave of absence" means any unpaid absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence. An absence due to service in the Armed Forces of the United States shall be considered an authorized leave of absence provided that the absence is caused by war or other emergency, or provided that the Employee is required to serve under the laws of conscription in time of peace. The Hours of Service credited under this paragraph for maternity or paternity reasons will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

      Hours of Service shall be determined on the basis of the method selected in Section 6 of the Adoption Agreement.

2.34 "Inactive Participant" shall mean a Participant (or former Participant who has a balance remaining in his Accounts) who is not entitled to share in the allocation of Employer Contributions because the Participant is excluded pursuant to the option selected in Section 7(a) of the money purchase pension plan Adoption Agreement or Section 8(a) of the profit sharing plan Adoption Agreement.

2.35 "Investment Manager" shall mean

      (a) a registered investment advisor under the Investment Advisors Act of 1940, a bank as defined in that Act or an insurance company that:

            (i) is qualified to perform services relating to the management, acquisition or disposition of Plan assets, and

            (ii) has acknowledged fiduciary responsibility to the Plan in writing, or

      (b) a bank or trust company that is subject to supervision by the United States or a State, a broker or dealer registered under the Securities Exchange Act of 1934 or a "leasing agency" as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or a nominee of such bank, trust company, broker or dealer, or clearing agency.

2.36 "Leased Employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A Leased Employee shall not be considered an employee of the recipient if:
(a) such employee is covered by a money purchase pension plan providing: (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty (20) percent of the recipient's nonhighly compensated work force.

2.37 "Net Profits" shall mean the Net Profits of the Employer as defined in
Section 7 of the Adoption Agreement (for Profit-Sharing Plans).

2.38 "Normal Retirement Age" shall mean the age selected in Section 13 of the Adoption Agreement, at which time a Participant shall be entitled to receive a

Normal Retirement Benefit. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

2.39 "Normal Retirement Benefit" shall mean the benefit to which a Participant is entitled at his Normal Retirement Date.

2.40 "Normal Retirement Date" shall mean the first day of the month coincident with or next following a Participant's Normal Retirement Age.

2.41 "Owner-Employee" shall mean an individual who is a sole proprietor, or who is a partner owning more than ten (10) percent of the capital or profits interest of the partnership.

2.42 "Paired Plans" shall mean two (2) defined contribution plans adopted by the Employer pursuant to Adoption Agreements #001 and #003 under this prototype plan, the Defined Contribution Basic Plan Document #01, when paired under
ARTICLE 14. Paired Plans shall be standardized plans established by the Employer pursuant to Revenue Procedure 84-23, as updated by Revenue Procedure 89-9.

2.43 "Participant" shall mean an Employee who meets all applicable conditions of eligibility of Section 5 of the Adoption Agreement and has commenced participation in accordance with such Section and ARTICLE 3 hereof.

2.44 "Plan" shall mean the defined contribution plan established by the Employer as described in the Adoption Agreement, together with the applicable provisions of this Plan, including the Trust established pursuant to ARTICLE 16 hereof, and any and all amendments thereto.

2.45 "Plan Year" shall mean the twelve (12) consecutive month period designated by the Employer in Section 1(d) of the Adoption Agreement.

2.46 "Predecessor Employer" shall mean the same business of the Employer prior to its present form. For example, if the Employer is presently in corporate form, it shall mean the same business operated as a proprietorship or partnership.

2.47 "Predecessor Plan" shall mean the plan of deferred compensation, if any, which has been amended and restated by adoption of this Plan.

2.48 "Qualified Joint and Survivor Annuity" shall mean an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 11.04(d).

2.49 "Qualified Life Insurance Company" shall mean a legal reserve life insurance company licensed to do business in the State in which the Employer maintains its principal place of business.

2.50 "Retired Participant" shall mean any Participant whose Termination of Employment entitles the Participant to receive benefits under Section 7.01, 7.02 or 7.03, subject to ARTICLE 11.

2.51 "Self-Employed Individual" shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

2.52 "Service" shall mean service as an Employee of the Employer.

2.53 "Sponsor" shall mean BankFirst, the sponsoring organization.

2.54 "TEFRA" shall mean the Tax Equity and Fiscal Responsibility Act of 1982.

2.55 "Termination of Employment" shall mean the cessation of active work for the Employer. However, should an Employee cease active work due to sickness, injury, leave of absence, or temporary layoff, employment shall be deemed to be continued until receipt by the Trustee, from the Employer, of a written notice of termination. In the giving of such notice of the Employer to the Trustee, all Participants in similar situations shall be treated alike.

2.56 "Trust Fund" shall mean the assets of the Trust established pursuant to
ARTICLE 16 hereunder, held and administered by the Trustee for purposes of this Plan.

2.57 "Trust Fund Earnings" shall mean (a) the fair market value of the Trust Fund on the current Allocation Date, minus (b) the fair market value of the Trust Fund on the Allocation Date that immediately precedes the current Allocation Date, minus (c) all contributions paid to the Trust Fund from such preceding Allocation Date through the current Allocation Date (including any dividends or credits earned on insurance contracts), plus (d) all benefits paid to Participants from such preceding Allocation Date through the current Allocation Date (including any insurance premiums paid or accrued).

2.58 "Trustee" shall mean the individual or, jointly and severally, the individuals as specified in Section 3 of the Adoption Agreement who have accepted the duties and responsibilities of this position by execution of the Adoption Agreement or such other writing as will evidence such acceptance. The Trustee shall be specifically limited to those other affiliates of the Sponsor which are legally authorized to perform fiduciary trust services and to those individuals and organizations permitted by law and authorized in writing by the Sponsor to act as Trustee to the extent so authorized.

2.59 "Vested Benefit" shall mean the portion of an Account to which a Participant is entitled as determined under Section 9.01 of the Plan and Section 11 of the Adoption Agreement.

2.60 "Year of Service" shall mean a twelve (12) consecutive month period during which an Employee has been credited with at least one thousand (1,000) Hours of Service. For eligibility purposes, the period shall be the Eligibility Computation Period. For vesting purposes, the period will be measured by the Plan Year, or the twelve (12) consecutive month period commencing on the date the Employee first performs on Hour of Service and each subsequent twelve (12) consecutive month period commencing on the anniversary of such date, as elected by the Employer in Section 11 of the Adoption Agreement. For all other purposes, the period will be measured by the Plan Year.

      If the Employer maintains the plan of a Predecessor Employer, years of service with such Predecessor Employer will be treated as Years of Service for the Employer.

      If the first Plan Year is a Short Plan Year (less than twelve (12) consecutive months) or the Plan Year is changed creating a Short Plan Year, the following special rules apply for determining Years of Service:

            (a) A Participant receives credit for a Year of Service for purposes of receiving an allocation of Employer Contributions (and Forfeitures, if applicable), and for purposes of computing Years of Service for vesting purposes and Years of Service for eligibility purposes, if the Participant receives credit for the Applicable Hours during the Short Plan Year. The term Applicable Hours shall equal "X" where X is defined as H/12 times Y where Y equals the number of complete months in the Short Plan Year, and H equals 1,000 Hours of Service.

            (b) Notwithstanding the above, if a Participant would have been credited with a Year of Service for vesting purposes during the 12 month period beginning on the first day of the Short Plan Year, then the Participant will receive a Year of Service for vesting purposes for the Short Plan Year.

2.61 "Years of Vesting Service" shall mean the sum of an Employee's Years of Service expressed in whole years; excluding, however, any Years of Service excluded under Section 12 of the Adoption Agreement.

                                   ARTICLE 3
                         ELIGIBILITY AND PARTICIPATION

3.01 Eligibility. Each Employee who is not excluded from participation under
Section 4 of the Adoption Agreement and who has met the eligibility requirements set forth in Section 5 of the Adoption Agreement shall be eligible to become a Participant on the Entry Date. Notwithstanding the foregoing, an Employee shall enter the Plan no later than the earlier of:

            (a) the first day of the Plan Year beginning after the date on which the Employee has met the minimum age and service requirements; or

            (b) six (6) months after the date the requirements are met.

3.02 Participation. Each Employee who has met the eligibility requirements for participation shall become a Participant as set forth in Section 5 of the Adoption Agreement, with the following exceptions:

            (a) In the case of an Employer which maintained a Predecessor Plan, each Employee participating in such plan immediately prior to the Effective Date hereof shall become a Participant on the Effective Date hereof.

            (b) If the Plan provides one hundred (100) percent vesting immediately after an Employee completes the eligibility requirements set forth in Section 5 of the Adoption Agreement, and an Employee has a one
      (1) year Break in Service before satisfying the Plan's requirements for eligibility, Service before such Break will not be taken into account.

            (c) In the case of a Participant who does not have any nonforfeitable right to the Account balance derived from Employer Contributions, Years of Service before a period of consecutive one (1) year Breaks in Service will not be taken into account in computing eligibility Service if the number of consecutive one (1) year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service. If a Participant's Years of Service are disregarded pursuant to this subsection
      (c), such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to this subsection (c), such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

3.03 Return to Eligible Class. In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility will be determined pursuant to Section 3.02.

      In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.04 Transfers Among Adopting Employers Which Are Controlled Group Members. A transfer of an Employee directly from one adopting Employer which is a Controlled Group Member to another shall not constitute a termination of employment or an interruption in Years of Service; provided, however, that there shall be no duplication of benefits. The Accounts, if any, attributable to a Participant's Service with an Employer which is a Controlled Group Member from which he transferred shall be retained in such Employer's Plan, shall be credited with any Trust Fund Earnings or other adjustments attributable thereto in accordance with Section 5.05 and shall continue to vest based on his continued Years of Service under that Controlled Group Member to which he transferred. Immediately upon his transfer, such Employee shall participate in the plan of the Controlled Group Member to which he transferred; provided, however, that his Years of Service for determining his nonforfeitable benefit under the Plan of the Employer from which he transferred shall count as Years of Service under the Plan of the Controlled Group Member to which he transferred.

3.05 Controlled Trades or Businesses.

      (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, the Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

      (b) If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies
Section 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for such Owner-Employee under this Plan.

      (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits for the employees under the plan of the trade or business which are controlled must be as favorable as those provided for him under the most favorable plan of the trades or businesses which are not controlled.

      (d) For purposes of subsections (a), (b) and (c), an Owner-Employee, or two or more Owner-Employees shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together:

            (i) own the entire interest in an unincorporated trade or business, or

            (ii) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

      For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

3.06 Acceptance. The Plan shall not be deemed either to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Employee. No provision of the Plan shall be deemed to abridge or limit any managerial right of the Employer or to give any Employee or Participant the right to be retained in employment, or to interfere with the right of the Employer to discharge any Employee or Participant at any time, regardless of the effect which such discharge may have upon him as a Participant. By his act of participation herein, each Participant, on behalf of himself, his heirs, assigns and Beneficiary or Beneficiaries shall be deemed conclusively to have agreed to and accepted the terms and conditions of the Plan.

                                   ARTICLE 4
                                 CONTRIBUTIONS

4.01 Employer Contributions. If the Plan is a profit sharing plan, then each Plan Year the Employer shall make a contribution computed under Section 7 of the Adoption Agreement. Such contribution may be made either in cash or in other property acceptable to the Trustee.

      If the Plan is a money purchase pension plan, then each Plan Year the Employer shall make a contribution as a minimum funding standard computed under Section

7 of the Adoption Agreement on behalf of Participants who are entitled to receive an allocation pursuant to Section 7 of the Adoption Agreement. The Employer Contribution may be made either in cash or in other property acceptable to the Trustee.

      Notwithstanding the foregoing, if the Plan is a non-standardized plan, then a Self-Employed Individual, an Owner-Employee or an Employee who is not an officer, shareholder or highly compensated individual may elect not to participate in the Plan in a Plan Year or, at his election, may direct the Employer not to contribute on his behalf for a Plan Year, or to contribute for a Plan Year a lesser portion than that to be contributed on behalf of other Participants for the Plan Year according to the contribution and allocation formulas of the Plan. Such an election shall be in writing and shall be made in such form, and at such time, as the Employer may require. An Employee who is a partner in a partnership Employer that adopts the Plan may elect to make a one-time irrevocable election upon the Employee's Employment Commencement Date or upon the Employee's date of Plan participation not to participate in the Plan or to direct the Employer not to contribute on his behalf. Such an election shall be in writing and shall be made in such form, and at such time, as the Employer may require.

4.02 Employee Contributions.

      (a) Voluntary Contributions. Except as provided for in Section 6.07, this Plan will not accept nondeductible Voluntary Contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Voluntary Contributions for Plan Years beginning after December 31, 1986, together with any Matching Contributions as defined in Section 401(m) of the Code, will be limited so as to meet the nondiscrimination test of Section 401(m).

      (b) Deductible Contributions. The Administrator will not accept Deductible Contributions which are made for a taxable year beginning after December 31, 1986. Deductible Contributions made prior to that date will be maintained in a separate Account which will be nonforfeitable at all times. The Account will share in the gains and losses of the Trust Fund in the same manner as described in Section 5.05. No part of the Deductible Contributions Account will be used to purchase life insurance. Subject to ARTICLE 11 (if applicable), the Participant may withdraw any part of the Deductible Contributions Account by making a written application to the Administrator.

4.03 Elective Deferrals. If the Plan is a profit sharing plan and the Employer selects the CODA option under Section 24 of the Adoption Agreement, subject to the limitations and requirements of ARTICLE 6, beginning with the first full payroll period beginning after the later of (a) the Effective Date or (b) the date this Plan is communicated to the Participants, each Employee who is eligible to participate in the Plan and who desires to make Elective Deferrals shall sign a written participation form (hereinafter referred to as the "Salary Reduction Agreement"). The terms of the Salary Reduction Agreement shall provide that the Participant agrees to accept a reduction in Compensation from the Employer in whole percentages or specified dollar amounts as provided in Section 24, Item 2 of the Adoption Agreement; provided, however, that in no event shall the reduction in Compensation, when added to the amount allocated to the Participant's Employer Contributions Account pursuant to Section 8 of the Adoption Agreement, exceed the limits outlined in Section 5.07. In consideration of such Agreement, the Employer will make a contribution (referred to as an Elective Deferral) to the Plan on behalf of the Participant for such payroll period in an amount equal to the total amount by which the Participant's Compensation was reduced during the payroll period pursuant to the Salary Reduction Agreement.

4.04 Rollover Contributions. If so authorized under Section 10 of the Adoption Agreement, an Employee may roll over to this Plan the following.

            (a) His interest in a pension, profit-sharing or stock bonus plan qualified under Section 401(a) or 403(a) of the Code to this Plan, provided that:

                  (i) the amount distributed from such plan is transferred to this Plan no later than the 60th day after such distribution was received by the Employee;

                  (ii) the distribution constituted the Employee's entire
            nonforfeitable interest in such plan and was made within one taxable year to the Employee as a lump sum distribution; and

                  (iii) the amount transferred to this Plan does not include any voluntary employee contributions made by the Employee to the prior plan.

            (b) An Individual Retirement Plan qualified under Section 408 of the Code, where the Individual Retirement Plan was used as a conduit from the plan from which the distribution was made and the rollover is made in accordance with subsection (a), provided that the amount so transferred does not include:

                  (i) amounts received by the Individual Retirement Plan that were attributable to contributions made on behalf of a Self-Employed Individual, and

                  (ii) contributions made by the Employee to the Individual
            Retirement Plan or earnings on such contributions.

      Furthermore, a rollover of "accumulated Deductible Employee Contributions" (as defined by Section 72(o) of the Code) may be made if and to the extent permitted by the Secretary of the Treasury. An Employee's interest in such rollover and earnings thereon shall remain 100 percent vested and nonforfeitable at all times.

4.05 Trustee-To-Trustee Transfers. If so authorized under Section 10 of the Adoption Agreement, an Employee may make a direct transfer of plan assets attributable to his participation in a pension, profit-sharing or stock bonus plan qualified under Section 401(a) of the Code to the Plan from such other plan by that plan's trustee. A separate account shall be established for such assets in the name of the Employee. Such assets, together with all records relating to accrued benefits, contributions and account balances shall be accepted from the trustee or custodian under the qualified plan, or, in the case of insurance policies, from the owner thereof if different from the trustee or custodian. An Employee's interest in the separate account and earnings thereon shall remain 100 percent vested and nonforfeitable at all times. Such account shall be subject to the requirements set forth in ARTICLE 11.

      Assets attributable to employment as an Owner-Employee under an H.R.-10 plan (exclusive of the portion attributable to voluntary contributions thereunder) shall not begin to be distributed before the Employee dies, incurs a Disability or attains age 59-1/2, nor later than the taxable year in which the Employee attains age 70-1/2.

      No part of such direct transfer may consist of Voluntary Contributions. Likewise, the Trustee may make such a direct transfer from this Plan of assets attributable to a Participant's participation in this Plan to another pension, profit-sharing or stock bonus plan qualified under Section 401(a) of the Code.

      Such direct trustee-to-trustee transfers shall not be considered either in determining the maximum benefits permissible under the Plan pursuant to Section
5.07 hereof or as contributions by the Employer under Section 7 of the Adoption Agreement.

4.06 Prohibition of Reversion. Contributions made by the Employer to the Plan shall be made irrevocably and it shall be impossible for the assets of the Plan to inure to the benefit of the Employer or to be used in any manner other than for the exclusive purpose of providing benefits to Participants, Inactive Participants, Retired Participants and Beneficiaries, and for defraying reasonable expenses of administering the Plan; provided, however, that nothing herein shall be construed to prohibit the return to the Employer of all or part of a Contribution:

            (a) which is made by the Employer due to a mistake of fact, provided the return of such Contribution is made within one (1) year after the date of payment thereof, or

            (b) which is conditioned upon initial qualification of the Plan under the Code pursuant to Section 17.06, provided the return is made, if the Plan does not qualify, within one year after the denial of qualification by the Internal Revenue Service, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasurer may prescribe, or

            (c) to the extent a deduction thereof under Section 404 of the Code is disallowed, provided the return of such Contribution is limited to the amount disallowed and is made within one year after the disallowance.

                                   ARTICLE 5
                             PARTICIPANTS' ACCOUNTS

5.01 Establishment of Participants' Accounts. The Trustee shall maintain separate Accounts for each Employee to which will be credited contributions and earnings as follows:

            (a) Employer Contributions Account. Employer Contributions made on the Participant's behalf pursuant to Section 7 of the Adoption Agreement and Forfeitures reallocated pursuant to Section 7 of the Adoption Agreement, if applicable, will be maintained in a separate Account.

            (b) Voluntary Contributions Account. Voluntary Contributions made by the Participant pursuant to Section 6.07, if any, will be maintained in a separate Account which will be nonforfeitable at all times.

            (c) Matching Contributions Account. Matching Contributions made by the Employer on the Participant's behalf pursuant to Section 6.08, will be maintained in a separate Account.

            (d) Deductible Contributions Account. Deductible Contributions which are made for taxable years beginning before January 1, 1987 will be maintained in a separate Account which will be nonforfeitable at all times. No part of the Deductible Contribution Account will be used to purchase life insurance. Subject to ARTICLE 11 (if applica-

      ble), the Participant may withdraw any part of the Deductible Contribution Account by making a written application to the Administrator.

            (e) Elective Deferral Account. Elective Deferrals made on the Participant's behalf through an applicable Salary Reduction Agreement pursuant to Section 6.01, and the interest, dividends, earnings or proceeds of any insurance policy(ies) purchased with funds from this Account will be maintained in a separate Account which will be nonforfeitable at all times.

            (f) Rollover Account. Rollover Contributions made by an Employee pursuant to Section 4.04 will be maintained in a separate Account which will be nonforfeitable at all times.

            (g) Trustee-to-Trustee Transfer Account. Trustee-to-Trustee Transfers made by an Employee pursuant to Section 4.05 will be maintained in a separate Account which will be nonforfeitable at all times. Such Account shall be subject to the rules of ARTICLE 11.

            (h) Participant-Directed Investment Account. Participant-Directed Investments, if elected by the Employer in Section 17 of the Adoption Agreement, will be maintained in a separate Account, but such Account shall not be segregated and shall be maintained separately only for bookkeeping purposes.

      Each of the Accounts described above, except for Participant-Directed Investment Accounts, will share in the gains and losses of the Trust Fund in the same manner as described in Section 5.05. Each of the Accounts described above shall be debited with all disbursements to the Participant or his Beneficiary and, except for Deductible Contributions Accounts, the purchases of insurance policies from this Account.

5.02 Valuation of Trust Fund.

      (a) The assets of the Trust Fund will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust Fund will be allocated to each Participant's Accounts in the ratio that such Account balances bear to all Account balances.

      (b) If the Plan is fully insured, any dividends or credits earned on insurance contracts will be applied, within the taxable year of the Employer in which received or within the next succeeding taxable year, toward the next premiums due before any further Employer Contributions are so applied.

      (c) If the Plan is trusteed, any dividends or credits earned on insurance contracts will be allocated to the Participant's Account derived from Employer Contributions for whose benefit the contract is held.

5.03 Allocation of Employer Contributions. On each Allocation Date, on behalf of each eligible Participant, Employer Contributions shall be allocated to such Participant's Employer Contributions Account in accordance with Section 8 of the Adoption Agreement.

      If the Plan is a profit-sharing plan and the Plan is integrated with Social Security, as elected in Section 8 of the Adoption Agreement, Employer Contributions for the Plan Year plus any Forfeitures will be allocated to Participants' Accounts as follows:

            STEP ONE: Contributions and Forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participant's total Compensation, but not in excess of 3% of each Participant's Compensation.

            STEP TWO: Any Contributions and Forfeitures remaining after the allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants, but not in excess of 3%.

            STEP THREE: Any Contributions and Forfeitures remaining after the allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants total Compensation and Compensation in excess of the integration level, but not in excess of the maximum profit-sharing disparity rate.

            STEP FOUR: Any remaining Employer Contributions or Forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that Year.

      The integration level shall be equal to the taxable wage base or such lesser amount elected by the Employer in Section 8 of the Adoption Agreement. The taxable wage base is the maximum amount of earnings which may be considered wages for a Year under Section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

      Compensation shall mean Compensation as defined in Section 13.02.

      The maximum profit-sharing disparity rate is equal to the lesser of:

            (a) 2.7%

            (b) the applicable percentage determined in accordance with the table below:

      If the integration level

                                                the applicable
is more than            but not more than       percentage is:
------------            -----------------       --------------
     $0                         X*                    2.7%
  X* of TWB                 80% of TWB                1.3%
 80% of TWB                     Y**                   2.4%

      *X = the greater of $10,000 or 20% of the TWB
     **Y = any amount more than 80% of the TWB but less than 100% of the TWB.

      If the integration level used is equal to the taxable wage base, the applicable percentage is 2.7%.

5.04 Forfeitures. On each Allocation Date, any Forfeitures occurring will be disposed of in the following manner:

            (a) If the Plan is a profit sharing plan, any Forfeitures occurring will be aggregated with any Employer Contributions for the Plan Year and allocated in accordance with Section 8 of the Adoption Agreement; provided, however, that, if the Plan is a CODA, then Forfeitures attributable to Matching Employer Contributions made pursuant to Section
      6.08 of the Plan shall be allocated pursuant to Section 24, Item 9(b) of the Adoption Agreement.

            (b) If the Plan is a money purchase pension plan, as elected by the Employer in Section 11 of the Adoption Agreement:

                  (i) any Forfeitures occurring will reduce Employer
            Contributions for the Plan Year, or

                  (ii) Forfeitures will be allocated in the ratio that the
            Compensation of each Participant bears to that of all Participants.

      No Forfeitures will occur solely as a result of an Employee's withdrawal of Voluntary Contributions.

5.05 Trust Earnings and Losses. On each Allocation Date, each Participant's Account shall be credited or charged with such Account's share of the Trust Fund Earnings or losses since the last Allocation Date. With respect to Participant-Directed Investment Accounts, earnings and losses shall be credited or charged to these Accounts as set forth in Section 5.08 hereof. With respect to the other Accounts of the Participant not directed pursuant to Section 5.08 hereof, earnings and losses shall be in the same proportion to such Trust Fund Earnings that such Account balance on the last Allocation Date bears to the total of the non-directed Account balances on the last Allocation Date of all Participants who were Participants on the last Allocation Date and who are Participants on the current Allocation Date. In determining the Account balances on the last Allocation Date, (i) the Elective Deferral Account shall be increased by one-half of any Elective Deferrals (excluding any additional Elective Deferrals made during the last complete payroll period of a Plan Year) credited to the Elective Deferral Account since the preceding Allocation Date,
(ii) each Employer Contributions Account balance shall be reduced by the cash surrender value of any life insurance policies included in the Employer Contributions Account balance on the last Allocation Date, and (iii) each Account shall be reduced by the amount of any disbursements from such Account during the Plan Year. Alternatively, if approved by the Trustee (or custodian) and the Administrator, Trust Fund Earnings may be allocated in any equitable, uniform and nondiscriminatory manner which is selected for the purpose of recognizing the timing of contributions, withdrawals, distributions, transfers, Participant or Employer directed investments or other temporal events affecting Account value as adjustments to Account balances.

      If a Participant rolls over or transfers funds pursuant to Section 4.04 or
4.05 during the Plan Year, then for purposes of allocating the Participant's share of the Trust Fund Earnings and losses for that same Plan Year, the Participant's Rollover Account balance or Trustee-to-Trustee Transfer Account balance as of the preceding Allocation Date shall include the amount the Participant rolls over or transfers during the Plan Year, times the number of days in the Plan Year in which the rollover or transfer occurs, beginning with the day of the transfer or rollover, divided by 365.

5.06 Inactive Participants. Unless otherwise provided under Section 8(b) of the Adoption Agreement, an Inactive Participant shall not be entitled to share in Employer Contributions, or Forfeitures if applicable, for a Plan Year. Nevertheless, his Accounts shall be maintained and credited or charged with Trust Fund Earnings in accordance with Section 5.05 hereof, until the balance thereof (to the extent vested) shall have been fully distributed.

5.07 Limitations on Allocations.

      (a) Participant in One Defined Contribution Plan.

            (i) If the Participant does not participate in, and has never participated in, another qualified plan, a welfare benefit fund as described in Section 419(e) of the Code maintained by the Employer, or an individual medical account as described in Section 415(1)(2) of the Code maintained by the Employer, which provides an Annual Addition as defined in subsection (e)(i), the amount of Annual Additions which may be credited to the Participant's Individual Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation con-tained in this Plan, If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Employer Contributions Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If the Plan provides for the allocation of Forfeitures in the same manner as Employer Contributions or Matching Employer Contributions, then the amount reflecting this reduction shall be allocated and reallocated to other Participant Accounts in accordance with the Plan formula allocating Employer Contributions and Forfeitures to the extent that such allocations do not cause the Annual Additions to any such Participants' Accounts to exceed the lesser of the Maximum Permissible Amount or any other limitation provided in the Plan.

            (ii) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

            (iii) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

            (iv) If pursuant to subsection (iii) or as a result of the allocation of Forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

                  (1) Any nondeductible Voluntary Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

                  (2) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Employer Contributions Account will be used to reduce Employer Contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (3) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

                  (4) If a suspense account is in existence at any time during a
            Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

      (b) Participant Covered Under Another Defined Contribution Plan.

            (i) This Section applies if, in addition to this Plan, the Participant is covered under another qualified Master or Prototype defined contribution plan maintained by the Employer, a welfare benefit fund as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code maintained by the Employer, which provides an Annual Addition as defined in subsection (e)(i), during any Limitation Year. The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's individual account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Employer Contributions Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year.

            (ii) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in subsection (a) (ii).

            (iii) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

            (iv) If pursuant to subparagraph (iii) or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first, regardless of the actual Allocation Date.

            (v) If an Excess Amount was allocated to a Participant on an Allocation Date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                  (1) the total Excess Amount allocated as of such date, times

                  (2) the ratio of (A) the Annual Additions allocated to the
            Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans.

            (vi) Any Excess Amount attributed to this Plan will be disposed in the manner described in subsection (a) (iv).

      (c) Participant Covered Under Another Defined Contribution Plan Which Is Not A Master Or Prototype Plan. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with subsections (b) and (c) as though the other plan was a Master or Prototype Plan unless the Employer provides other limitations in Section 19 of the Adoption Agreement.

      (d) Participant Covered Under A Defined Benefit Plan. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with Section 19 of the Adoption Agreement.

      (e) Definitions.

            (i) Annual Additions: The sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

                  (1) Employer Contributions, including Elective Deferrals;

                  (2) Employee Contributions;

                  (3) Forfeitures, if applicable; and

                  (4) Amounts allocated, after March 31, 1984, to an individual medical account as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

            For this purpose, any Excess Amount applied under subsection (a)
      (iv) or (1) (iv) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

            (ii) Compensation: One of the following as elected by the Employer in Section 9 of the Adoption Agreement:

                  (1) Information required to be reported under Sections 6041 and 6051 of the Code. (Wages, Tips and Other Compensation Box on Form W-2) Compensation is defined as wages as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                  (2) Section 3401(a) wages. Compensation is defined as wages within the meaning of Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                  (3) 415 Safe-Harbor Compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulations ss.1.62-2(c)), and excluding the following:

                        (A) Employer contributions to a plan of deferred
                  compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                        (B) Amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                        (C) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option; and

                        (D) Other amounts which received special tax benefits,
                  or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

                  For any Self-Employed Individual, Compensation shall mean
            Earned Income.

                  For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Section 5.07, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

                  Notwithstanding the preceding sentence, Compensation for a
            Participant in a defined contribution plan who has incurred a Disability is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before incurring the Disability; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

            (iii) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

            Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the Annual Benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

            (iv) Defined Contribution Dollar Limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

            (v) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible voluntary employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in
      Section 419(e) of the Code, and individual medical accounts, as defined in
      Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The Maximum Aggregate Amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

      If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986; but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

      The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Participant contributions as Annual Additions.

            (vi) Employer: For purposes of this Section 5.07, Employer shall mean the Employer that adopts this Plan, and all Controlled Group Members as that term is modified by Section 415(h) of the Code.

            (vii) Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

            (viii) Highest Average Compensation: The Average Compensation for the three consecutive Years of Service that produces the highest average. A Year of Service is the 12-consecutive month period defined in Section 11 of the Adoption Agreement.

            (ix) Limitation Year: A calendar year, or the twelve (12) consecutive month period elected by the Employer in Section 1(c) of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

            (x) Master or Prototype Plan: A Plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

            (xi) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Accounts under the Plan for any Limitation Year shall not exceed the lesser of:

                  (1) The Defined Contribution Dollar limitation; or

                  (2) 25 percent of the Participant's Compensation for the
            Limitation Year.

            The Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code.

            If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

            (xii) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight-life annuity if such benefit is expressed in a form other than a straight-life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                  (1) the Participant will continue employment until Normal
            Retirement Age under the Plan (or current age, if later), and

                  (2) the Participant's Compensation for the current Limitation
            Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

5.08 Participant-Directed Investments. If elected by the Employer in Section 17(a) or (b) of the Adoption Agreement, each Participant may direct the Trustee as to the type of investment to be purchased with the Participant's Accounts. Any directions to the Trustee with respect to investments shall be delivered in writing to the Trustee and shall be on a form for such purpose provided by the Trustee. Directed investments to be executed by the Trustee shall be made by the Trustee as soon as reasonably possible after actual receipt of such direction; provided, however, that the Trustee shall not be liable for any loss to the Account due to reasonable delay in the execution of such directions. Such directed investments shall be limited to those investments set forth in Section 16.03(a) hereof, and may be made without any duty to diversify. The Trustee may leave earnings on any securities so obtained for reinvestment in accordance with the direction of the Participant. Notwithstanding the foregoing, in no event shall a directed investment of a Participant be permitted in such an investment that the Trustee, in its sole discretion, deems itself unable to administer efficiently, properly and conveniently with respect thereto; provided, however, that the Trustee's acceptance of the administration of a directed investment shall not be unreasonably withheld. Upon establishing such separate account, it shall be credited or charged only with the increases or decreases resulting from the administration and investment thereof as a separate unit, except that the Trustee shall charge against such account a pro rata portion of the fees and expenses incurred in the administration of the Plan in general, as well as the fees and expenses properly chargeable only to such segregated account. Thereafter, the value of the Accounts of a Participant who directs the segregation thereof under this Section shall be determined by reference to the value of the Accounts as of any applicable date of determination, notwithstanding any other provision of the Plan. The Trustee shall be under no duty to question any such direction of a Participant with respect to investments, nor shall the Trustee be required to review any securities or the property held in the Account. Neither the Trustee nor the Employer shall have any liability whatsoever for any losses which may result from either the Participant's direction or any investment decision made pursuant to this Section, or for any loss which may result by reason of the failure of a Participant to make such directions. Nor shall the Trustee or the Employer have any liability or responsibility whatsoever for any disparity between the performance or rates of investment return of Participant-Directed Accounts and the Trust Fund in general. A Participant shall be entitled to direct the investment of his Account hereunder at such time and in such manner as may be non-discriminatorily established by the Employer.

                                   ARTICLE 6
                          CASH OR DEFERRED ARRANGEMENT

6.01 Salary Reduction Agreement.

      (a) Unless the Employer specifies otherwise, the Salary Reduction Agreement described in Section 4.03 shall apply to each payroll period, beginning with the first payroll period after the Entry Date following the execution of the Salary Reduction Agreement, and continuing until such time as the Participant elects otherwise or terminates employment.

      (b) The Salary Reduction Agreement may be amended by the Participant to change the amount of the Compensation reduction. A change in the amount of the Compensation reduction can be made for the first payroll period of the Plan Year next following the timely notice of change, or any other date selected by the Employer in the Adoption Agreement. Such notice of change must be filed with the Administrator prior to the date the change is effective.

      (c) If elected by the Employer in the Adoption Agreement, the Salary Reduction Agreement may be amended by the Participant to increase the amount of the Compensation reduction for the last complete payroll period of the Plan Year.

      (d) A separate Salary Reduction Agreement may be executed whereby the Participant elects to accept a reduction in Compensation which is attributable to a bonus. Such election may be made and the Salary Reduction Agreement executed at any time prior to the payment of the bonus.

      (e) A Participant may elect to suspend the Compensation reduction at any time. A notice of suspension shall be effective until it is revoked by the Participant. A suspension revocation shall be accomplished by filing a new Salary Reduction Agreement in accordance with the terms of the Adoption Agreement.

      (f) The Salary Reduction Agreement of a Participant who is a Highly Compensated Employee may be amended by the Participant to decrease the amount of the Compensation reduction for the balance of a Plan Year if a mid-year or interim Actual Deferral Percentage test indicates that the Participant will have Excess Contributions for the Plan Year.

      (g) If the Employer elects in the Adoption Agreement to permit withdrawals and a Participant makes such a withdrawal, the Participant's Elective Deferrals will be suspended during the 12-month period following the withdrawal.

      In accordance with Section 401(k) of the Code, all amounts withheld from a Participant's Compensation in accordance with this Section and contributed as Elective Deferrals to the Plan shall not be included in the gross income for the Participant for federal tax purposes, and shall be deemed for tax purposes to be an Employer Contribution to the Plan. Such Contributions shall be included in gross income for FICA and FUTA tax purposes.

6.02 Annual Limit on Elective Deferrals. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

      If a Participant receives a hardship distribution pursuant to Section 6.16, the dollar limitation described above, for the Participant's taxable year immediately following the taxable year of the hardship distribution shall be reduced by the amount of the Participant's Elective Deferrals for the taxable year of the hardship distribution.

6.03 Distribution of Excess Elective Deferrals. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before the date specified in the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan.

      Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

      Definitions:

      (a) "Elective Deferrals" shall mean any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash Compensation, and shall include Contributions made pursuant to a Salary Reduction Agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan as described under Section 501(c)(18) of the Code, and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a Salary Reduction Agreement.

      (b) "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

      Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (1) income or loss allocable to the Participant's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

6.04 Actual Deferral Percentage Test.

      (a) The Actual Deferral Percentage (hereinafter "ADP") for participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

            (i) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

            (ii) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

      (b) Special Rules:

            (i) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            (ii) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

            (iii) For purposes of determining the ADP of a Participant who is a Five-Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

            (iv) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

            (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

            (vi) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (c) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (i) the amount of Employer Contributions actually paid over to the Trust Fund on behalf of such Participant for the period selected by the Employer in Section 9 of the Adoption Agreement to (ii) the Participant's Compensation for such period. Employer Contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's Salary Reduction Agreement, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals): and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

6.05 Distribution of Excess Contributions. Notwithstanding any other provision of this plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations.

      Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

      Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to the participant's Elective Deferral Account (and, if applicable, the Qualified Non-elective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and
(2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

      Accounting for Excess Contributions: Excess Contributions shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

      "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

            (a) The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

            (b) The maximum amount of such Contributions permitted by the ADP test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

6.06 Recharacterization. If the Employer elects in Section 24, Item 7 of the Adoption Agreement to permit Employees to make Voluntary Non-deductible Contributions to the Plan, a Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the plan on Employee Contributions. Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

6.07 Voluntary Non-deductible Contributions. If elected by the Employer in
Section 24, Item 7 of the Adoption Agreement, Employees will be permitted to make Voluntary Non-deductible Contributions to the Plan. Voluntary Non-deductible Contributions shall be maintained in a separate Account pursuant to Section 5.01(b).

6.08 Matching Contributions. If elected by the Employer in Section 24, Item 8 of the Adoption Agreement, the Employer will make Matching Contributions to the Plan. Matching Contributions will be maintained in a separate Account pursuant to Section 5.01(c).

6.09 Forfeitures and Vesting of Matching Contributions. Matching Contributions shall be vested in accordance with Section 24, Item 9 of the Adoption Agreement. In any event, Matching Contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the profit sharing plan, or upon the complete discontinuance of Employer Contributions. Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with Section 5.04.

6.10 Qualified Matching Contributions. If elected by the Employer in Section 24,
Item 4 of the Adoption Agreement, the Employer will make Qualified Matching Contributions to the Plan. "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitabiity requirements under Section 401(k) of the Code when made.

6.11 Limitations on Employee Contributions and Matching Contributions.

      (a) The ACP for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

            (i) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are

      Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

            (ii) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two
      (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

      (b) Special Rules:

            (i) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

            (ii) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            (iii) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

            (iv) For purposes of determining the Contribution Percentage of a Participant who is a Five-Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

            (v) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

            (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

            (vii) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (c) Definitions:

            (i) "Aggregate Limit" shall mean the sum of (1) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (2) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in ("1"), above, and "greater" is substituted for "lesser" after "two plus the" in "(2)" if it would result in a larger Aggregate Limit.

            (ii) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

            (iii) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the period selected by the Employer in
      Section 9 of the Adoption Agreement.

            (iv) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which such Forfeiture is allocated. If so elected in the Adoption Agreement the Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

            (v) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such Contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including Forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such employee made such a contribution shall be treated as an eligible participant on behalf of whom no Employee Contributions are made.

            (vi) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

            (vii) "Matching Contribution" shall mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

6.12 Distribution of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

      Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (a) income or loss allocable to the Participant's Voluntary Contributions Account, Matching Contributions Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Year and the denominator is the Participant's Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (b) ten percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

      Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the Accounts of Non-highly Compensated Employees or applied to reduce Employer Contributions, as elected by the Employer in Section 24, Item 10(d) of the Adoption Agreement.

      Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Voluntary Contributions Account, Matching Contributions Account, and Qualified Matching Contributions Account (and, if applicable, the Participant's Qualified Non-elective Contributions Account or Elective Deferral Account, or both).

      "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

            (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

            (b) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

      Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 6.03 and then determining Excess Contributions pursuant to Section 6.05.

6.13 Qualified Non-elective Contributions. The Employer may elect to make Qualified Non-elective Contributions under the Plan on behalf of Employees as provided in Section 24, Item 3 of the Adoption Agreement.

      In addition, in lieu of distributing Excess Contributions as provided in
Section 6.05, or Excess Aggregate Contributions as provided in Section 6.12 of the Plan, and to the extent elected by the Employer in Section 24, Item 3 of the Adoption Agreement, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

      "Qualified Non-elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

6.14 Nonforfeitability and Vesting. The Participant's accrued benefit derived from Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate Accounts for Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each Account will be credited with the applicable contributions and earnings thereon.

6.15 Distribution Requirements. Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries election, earlier than Termination of Employment, death, or Disability. Such amounts may also be distributed upon:

            (a) Termination of the Plan without the establishment of another defined contribution plan.

            (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

            (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

            (d) The attainment of age 59-1/2 in the case of a profit-sharing plan.

            (e) The hardship of the participant as described in Section 6.15.

      All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code.

6.16 Hardship Distribution. Distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code.

      Special Rules:

            (a) The following are the only financial needs considered immediate and heavy deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Employee, the Employee's Spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition for the next quarter or semester of post-secondary education for the

      Employee, the Employee's Spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

            (b) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                  (i) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                  (ii) All plans maintained by the Employer provide that the
            Employee's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

                  (iii) The distribution is not in excess of the amount of an immediate and heavy financial need; and

                  (iv) All plans maintained by the Employer provide that the
            Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Employee's Elective referrals for the taxable year of the hardship distribution.

6.17 Top-Heavy Requirements. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement.

                                   ARTICLE 7
                              RETIREMENT BENEFITS

7.01 Normal Retirement. Each Participant shall be eligible to retire on his Normal Retirement Date. Such Participant's Account balance shall be paid in accordance with ARTICLES 10 and 11. Notwithstanding the other requirements of this Plan, a Participant who attains his Normal Retirement Age may retire on his Normal Retirement Date or may elect to continue in Service subject to the Employer's retirement policy, if any, and the provisions of the Age Discrimination in Employment Act of 1986. If such Participant continues in Service, then he shall be eligible to continue in all respects as a Participant in the Plan until his actual retirement Subject to Section 10.07, no retirement benefit shall be payable until actual retirement unless such Participant who could take normal retirement requests that his retirement benefits commence before his actual retirement. In such case, the Committee shall direct the Trustee to commence payment of retirement benefits as soon as practicable following such request.

7.02 Early Retirement. If a Participant's Termination of Employment occurs before the Participant attains his Normal Retirement Age, but after he has attained his Early Retirement Age as set forth in Section 13(b) of the Adoption Agreement, if applicable, and he has completed the required Years of Service set forth in such Section, if any, the Participant shall be entitled to an Early Retirement Benefit equal to the value of his Accounts. If the Employer elected both an age and Service requirement for Early Retirement in Section 13 of the Adoption Agreement and a Participant's Termination of Employment occurs before he satisfies the age requirement for Early Retirement, but after he satisfies the Service requirement, the Participant will be entitled to elect an Early Retirement Benefit upon satisfaction of such age requirement. Such Account balance shall be paid in accordance with ARTICLES 10 and 11.

7.03 Disability Retirement. A Participant who has incurred a Disability shall be eligible to retire on the first day of the month next following the Employer's determination of the Employee's Disability. Notwithstanding the vesting schedule elected by the Employer in Section 11 of the Adoption Agreement, an Employee's right to his or her Account balance shall be nonforfeitable in the event of Disability. Such Account balance shall be paid in accordance with ARTICLES 10 and 11.

                                   ARTICLE 8
                                 DEATH BENEFITS

8.01 Death Benefit. In the event of the death of a Participant before his retirement, as provided in ARTICLE 7, or other Termination of Employment prior to any distribution to him of his Accounts, 100 percent of the balance of the Participant's Accounts shall be paid as provided below, less any amounts to be paid pursuant to ARTICLE 11:

            (a) If the Plan is a profit-sharing plan, then, at the direction of the Committee, the Trustee shall pay the death benefit pursuant to Section
      10.10 to the deceased Participant's surviving Spouse unless there is a Qualified Election, as defined in Section 11.04(c), and, in that case, to the party or parties designated as Beneficiary.

            (b) If the Plan is a money purchase pension plan, then the Trustee shall pay the death benefit pursuant to Section 10.10.

8.02 Insured Death Benefit. An additional Death Benefit may be provided through the purchase of life insurance policies if, and as, so provided in Section 18 of the Adoption Agreement.

      (a) Governing Provisions. The following provisions shall govern the purchase and administration of life insurance policies hereunder:

            (i) Each Participant may request the Employer to purchase ordinary life, term or universal life insurance policies on his life as follows:

                  (1) Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 1/2 of the aggregate Employer Contributions allocated to any Participant will be used to pay the premiums attributable to them.

                  (2) Term and universal life - No more than 1/4 of the
            aggregate Employer Contributions allocated to any Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

                  (3) Combination - The sum of 1/2 of the ordinary life
            insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate Employer Contributions allocated to any Participant.

            (ii) Subject to ARTICLE 11, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

            (iii) The Trustee shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee, however the Trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse will be the designated Beneficiary of the proceeds in all circumstances unless a Qualified Election has been made in accordance with Section 11.04(c), if applicable. Under no circumstances shall the Trust Fund retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

            (iv) Any dividends or credits earned on life insurance policies will be allocated to the Accounts derived from Employer Contributions for whose benefit the policy is held to reduce premium payments.

            (v) Policies shall be purchased for a Participant only if he provides such evidence of insurability as may be required by the insurer. If he is not insurable at standard rates, the policy purchased shall be for such face amount as can be provided by the amount of premium which would have been paid if the Participant had been insurable at standard rates. If the Participant is uninsurable, then no policies shall be purchased;

            (vi) Additional life insurance policies shall be purchased as of any premium due date only if the face amount of each additional policy will be at least $1,000.

            (vii) Upon a Participant's Termination of Employment other than by death or Normal, Early or Disability Retirement, any nonvested portion of the cash value of any life insurance policy shall be subject to Forfeiture and treated in the manner provided in Section 5.04 hereof.

      (b) Vesting and Disposition of Policies.

            (i) If there are no Employee Contributions, the cash value of any life insurance policies issued on the life of a Participant shall be vested as provided in Section 11 of the Adoption Agreement, but the Trustee shall offer the policies to the Participant upon his Termination of Employment for any reason other than death or retirement in exchange for an amount equal to the nonvested portion of the total cash value of the policies, if such amount is paid to the Trustee within 30 days of the date such policies are offered to the Participant. Subject to the requirements of ARTICLE 11, if the policies are distributed to him upon his Termination of Employment without payment by the Participant of the nonvested portion of the cash value thereof, such portion shall be charged to the Participant's Employer Contributions Account.

            (ii) If there are Employee Contributions, the portion of the cash value of any life insurance policies which is attributable to Employee Contributions shall be 100 percent vested. The portion attributable to Employee Contributions shall be equal to the percentage of said cash value which equals (1) the sum of Employee Contributions applied to the payment of premiums on said policies divided by (2) the total premiums paid on said policies. The balance of the cash value of the life insurance policies which is attributable to the Employer Contribu-tions shall be vested as provided in Section 11 of the Adoption Agreement The Trustee shall offer the policies to the Participant upon his Termination of Employment for any reason other than death or retirement in exchange for an amount equal to the total nonvested portion of the cash value of the policies, if such amount is paid to the Trustee within a reasonable time after the date of his Termination of Employment. Subject to the provisions of ARTICLE 11, if the policies are distributed to him upon his Termination of Employment without payment by the Participant of the nonvested portion of the cash value thereof, such portion shall be charged to the Participant's Employer Contributions Account.

            (iii) Any policies on the life of a Participant, the premiums for which have been paid entirely by Employee Contributions, shall be vested in him upon Termination of Employment and shall be in addition to all other benefits provided by the Plan.

                                   ARTICLE 9
                             BENEFITS ON SEPARATION
                                  FROM SERVICE

9.01 Vested Benefit.

      (a) If at a Participant's Termination of Employment for reasons other than on account of his death he then does not become entitled to a benefit under
ARTICLE 7, he may be entitled to a Vested Benefit under this Section. Such Vested Benefit shall be equal to the nonforfeitable percentage of his Employer-derived Account balance determined in accordance with the vesting schedule selected in Section 11 of the Adoption Agreement. Notwithstanding such vesting schedule, an Employee's right to his or her other Account balances shall be nonforfeitable upon the attainment of Normal Retirement Age. Employee-derived Account balances shall be nonforfeitable at all-times.

      (b) In the case of a Participant who has five (5) or more consecutive one
(1) year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting the Employer-derived Account balance that accrued before such Breaks in Service. Such Participant's pre-break Service will count in vesting the post-break Employer-derived Account balance only if either:

            (i) such Participant has any nonforfeitable interest in the Account balance attributable to Employer Contributions at the time of Termination of Employment; or

            (ii) upon returning to Service the number of consecutive one (1) year Breaks in Service is less than the number of Years of Service.

      Separate Accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account balance. Both Accounts will share in the earnings and losses of the Trust Fund.

9.02 Forfeitures. If a Participant incurs a Termination of Employment, the non-vested portion of the Participant's Employer Account or Matching Account, pursuant to Section 9.01, shall be forfeited on the earlier of the following dates:

            (a) the date the Participant receives a distribution of the entire vested balance of such Accounts, pursuant to ARTICLE 10; or

            (b) the date the Participant incurs his fifth consecutive one-year Break in Service.

                                   ARTICLE 10
                              PAYMENT OF BENEFITS

10.01 Payment of Benefits.

      (a) The determination as to the value of an Account with respect to any benefit hereunder to which a Participant, Retired Participant or Beneficiary shall have become entitled shall be based on the balance in the Account on the Allocation Date preceding the date benefits are paid or commence to be paid, plus contributions allocated to his Account after such Allocation Date, less any payments from such Account since such Allocation Date.

      (b) Before payment of any benefit hereunder, written application therefor shall be made by the Participant or Beneficiary, as the case may be, and submitted to the Employer in such form and manner as the Employer shall uniformly prescribe. Any payment made in accordance with the provisions of the Plan to a Participant or Beneficiary, or to their legal representative shall, to the extent of the method of computation as well as the amount thereof, constitute full satisfaction of all claims hereunder against the Trustee, the Administrator and the Employer, any of whom may require such Participant, Beneficiary or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrator or the Employer, as the case may be. In the event any benefits are distributed in the form of annuity contracts, any such contract or contracts shall be endorsed as nontransferable.

10.02 Time or Payment. Payment of benefits under the Plan shall commence in accordance with the following:

            (a) Payment of benefits provided in ARTICLE 7 or ARTICLE 8 shall commence after the value of the Participant's Accounts shall have been determined following the date the Participant is eligible to receive such benefits.

            (b) Payment of benefits provided in Section 7.03 or ARTICLE 9 shall commence at the time selected by the Employer pursuant to Section 13(d) of the Adoption Agreement.

            (c) Notwithstanding the foregoing, unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                  (i) the Participant attains age 65 (or Normal Retirement Age, if earlier);

                  (ii) occurs the 10th anniversary of the year in which the
            Participant commenced participation in the Plan; or,

                  (iii) occurs the Participant's Termination of Employment.

      Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 10.03, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

10.03 Restrictions on Immediate Distribution.

      (a) If the value of a Participant's vested Account balance derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Account balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

      (b) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 11.06 of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Controlled Group Member does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. However, if any Controlled Group Member maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution, or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

      An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or surviving Spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

      (c) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Account balance shall not include amounts attributable to accumulated Deductible Contributions within the meaning of Section 72(o)(5)(B) of the Code.

10.04 Termination of Employment Prior to Early Retirement.

      (a) If, at an Employee's Termination of Employment, the value of the Employee's vested Account balance derived from Employer and Employee Contributions is not greater than $3,500, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a Forfeiture. For purposes of this Section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated Deductible Contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

      (b) If at an Employee's Termination of Employment, the Employee elects, in accordance with the requirements of Section 10.03, to receive the value of his vested Account balance, the nonvested portion will be treated as a Forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer Contributions, the part of the nonvested portion that will be treated as a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer Contributions and the denominator of which is the total value of the vested Employer derived Account balance.

      (c) If, an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer Contributions before the earlier of 5 years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs 5 consecutive 1-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs 5 consecutive 1-year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account balance of the Employee will be restored to the amount on the date of such deemed contribution.

10.05 In-Service Withdrawals.

      (a) In General. If elected by the Employer in Section 15 of the Adoption Agreement, withdrawals from a Participant's Employer Account, Employee Account or Rollover Account shall be permitted subject to the provisions of this Section
10.05 and Section 10.06. Withdrawals shall be made in such manner and form as required by the Employer and shall be made in a uniform and non-discriminatory manner. A Participant must obtain the consent of his or her Spouse, if any, in order to make a withdrawal. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date of the withdrawal. The consent must be in writing and must be witnessed by a Plan representative or notary public. Notwithstanding the foregoing, spousal consent shall not be required in the case of a profit-sharing plan that meets the conditions described in Section 11.06.

      (b) Withdrawals from Employer Account (profit sharing plans only).

            (i) If elected by the Employer in the Adoption Agreement, a Participant may withdraw all or any part of his vested interest in his Employer Account; provided, however, that such withdrawals shall be allowed only:

                  (1) from monies that have been in the Plan for at least two years, or

                  (2) if the Participant has financial need due to a hardship.

            (ii) Hardship may include, but is not limited to, expenses incurred by the Participant for:

                  (1) education, illness, medical treatment or hospitalization for the Participant, his Spouse, their respective parents or dependent children,

                  (2) the purchase of a home,

                  (3) a casualty loss, or

                  (4) an unexpected or unusual expense.

            (iii) In the event a Participant withdraws funds from his Employer Contributions Account which is less than 100 percent vested at the time of withdrawal, the Committee shall establish a separate Account for the Participant and the Participant's vested portion of the separate Account shall not at any relevant time be less than an account ("X") determined by the formula: X = P(AB + (R x D)) - (R x D). For purposes of applying the formula, P is the vested percentage at the relevant time; D is the amount of the withdrawal; R is the ratio of the Account balance at the relevant time to the Account balance after withdrawal; and the relevant time is the time at which, under the Plan, the vested percentage in the Account cannot increase.

      (c) Withdrawals from Employee Account or Rollover Account. If elected by the Employer in the Adoption Agreement, a Participant may withdraw any part of his Employee Account or Rollover Account. A withdrawal from a Rollover Account made by a Participant who has not attained age fifty-nine and one-half (59-1/2) or who is not subject to Disability may be subject to a federal income tax penalty unless the withdrawal is rolled over to a qualified plan or Individual Retirement Account within sixty (60) days of the date of the withdrawal.

10.06 Distribution Requirements.

      (a) Subject to ARTICLE 11, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1984.

      (b) All distributions required under this Section shall be determined and made in accordance with the Proposed Regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of
Section 1.401(a)(9)-2 of the Proposed Regulations.

      (c) Except as provided in subsection (d), the Participant shall, subject to the requirements of ARTICLE 11, select the method of payment of benefits from his Accounts. The optional forms of benefit provided by this Plan are as follows: (i) a lump-sum distribution, (ii) substantially equal, periodic, monthly, quarterly, semi-annual or annual installments over a period not exceeding the life expectancy of the Participant or the life expectancy of the Participant and his designated Beneficiary, or (iii) the purchase of a single premium non-transferable annuity contract from a life insurance company, or (iv) in the case of a profit-sharing plan, non-periodic installments to the extent this method complies with Section 401(a)(9) of the Code and Regulations thereunder; provided, however, that if the contract provides for continuance of annuity payments after a Participant's death to a Beneficiary other than the Participant's Spouse, the value of such death benefit shall be less than the value of the Participant's annuity.

      (d) In the case of a profit-sharing plan or distribution that meets the safe-harbor requirements pursuant to Section 11.06, the optional forms of benefit provided by this Plan are as follows: (i) a lump-sum distribution, (ii) substantially equal, periodic, monthly, quarterly, semi-annual or annual installments over a period not exceeding the life expectancy of the Participant or the life expectancy of the Participant and his designated Beneficiary, or
(iii) non-periodic installments to the extent this method complies with Section 401(a)(9) of the Code and Regulations thereunder.

      If the Participant elects to receive his benefits over a period in excess of the Participant's then life expectancy, the then present value of the payments to be made over the period, of the Participant's then life expectancy must be more than 50 percent of the then present value of the total payments to be made to the Participant and his Beneficiary.

10.07 Required Beginning Date. The entire interest of a participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date (defined below).

10.08 Limits on Distribution Periods. As of the first Distribution Calendar Year (deemed below), distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

      (a) the life of the Participant,

      (b) the life of the Participant and a designated Beneficiary,

      (c) a period certain not extending beyond the life expectancy of the Participant, or

      (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

10.09 Determination or Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

      (a) Individual account.

            (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the Life Expectancy (defined below) of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable Life Expectancy.

            (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty (50) percent of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

            (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a) (9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable Life Expectancy in subsection (i) as the relevant divisor without regard to Regulations Section 1.401(a)(9)-2.

            (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

      (b) Other forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

10.10 Death Distribution Provisions.

      (a) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

      (b) Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

            (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died,

            (ii) if the designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with
      (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

      If the Participant has not made an election pursuant to this subsection
(b) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (A) December 31 of the calendar year in which distributions would be required to begin under this Section, or (B) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

      (c) For purposes of subsection (b), if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of subsection (b), with the exception of paragraph (ii) therein, shall be applied as if the surviving Spouse were the Participant.

      (d) For purposes of this Section 10.10, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

      (e) For the purposes of this Section 10.10, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if subsection (c) is applicable, the date distribution is required to begin to the surviving Spouse pursuant to subsection (b)). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

10.11 Definitions.

      (a) Applicable Life Expectancy The Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life expectancy was first calculated. If Life Expectancy is being recalculated, the applicable Life Expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

      (b) Designated Beneficiary The individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

      (c) Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.10.

      (d) Life Expectance Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of
Section 1.72-9 of the Income Tax Regulations.

      Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 10.10(b)(ii)) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary may not be recalculated.

      (e) Participant's benefit.

            (i) The account balance as of the last Allocation Date in the calendar year immediately preceding the Distribution Calendar Year (Allocation Calendar Year) increased by the amount of any Contributions or Forfeitures allocated to the Account balance as of dates in the Allocation Calendar Year after the Allocation Date and decreased by distributions made in the Allocation Calendar Year after the Allocation Date.

            (ii) Exception for second Distribution Calendar Year. For purposes of paragraph (i), if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

      (f) Required Beginning Date.

            (i) General rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

            (ii) Transitional rules. The Required Beginning Date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                  (1) Non-Five-Percent Owners. The Required Beginning Date of a
            Participant who is not a Five-Percent Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                  (2) Five-Percent Owners. The Required Beginning Date of a
            Participant who is a Five-Percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                        (A) the calendar year in which the Participant attains
                  age 70-1/2, or

                        (B) the earlier of the calendar year with or within
                  which ends the Plan Year in which the Participant becomes a Five-Percent Owner, or the calendar year in which the Participant retires.

            The Required Beginning Date of a Participant who is not a Five-Percent Owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

            (iii) Five-Percent Owner. A Participant is treated as a Five-Percent Owner for purposes of this Section if such Participant is a Five-Percent Owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such Five-Percent Owner attains age 66-1/2 or any subsequent Plan Year.

            (iv) Once distributions have begun to a Five-Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

10.12 Transitional Rule.

      (a) Notwithstanding the other requirements of this ARTICLE and subject to the requirements of ARTICLE 11, distribution on behalf of any Employee, including a Five-Percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

            (i) The distribution by the trust is one which would not have disqualified such trust under Section 401(a) (9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

            (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

            (iii) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

            (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

            (v) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

      (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

      (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a)(i) and (v).

      (d) If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoke d subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

10.13 Failure to Locate. If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to his last known address, the Administrator may direct the Trustee to treat the benefits as a Forfeiture for the Plan Year in which the benefit is no longer immediately distributable (after the Participant attains the later of (i) Normal Retirement Age or (ii) age 62), provided, however, that if a benefit is forfeited pursuant to this Section 10.13, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

10.14 Premature Distributions. Any distribution to a Participant shall be considered premature, and an additional income tax shall be imposed which is equal to ten percent of the amount which is includible in the Participant's gross income, unless the distribution is:

            (a) made on or after the date on which the Participant attains age 59-1/2,

            (b) made to a Beneficiary of the Participant after the Participant's death and pursuant to ARTICLE 8;

            (c) made to the Participant due to his Disability;

            (d) made in a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his Beneficiary after the Participant's Termination of Employment;

            (e) made on or after the date on which the Participant attains age 55 and his subsequent Termination of Employment;

            (f) made to the Participant in an amount not in excess of the amount allowable as a deduction for federal income tax purposes for amounts paid during the taxable year for medical care (determined without regard to whether the Participant itemizes deductions for such taxable year);

            (g) made to an alternate payee pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code; or

            (h) qualified and is rolled over or transferred to an individual retirement account or qualified pension or profit-sharing plan pursuant to
      Section 402 or 408 of the Code, whichever is applicable.

                                   ARTICLE 11
                           JOINT AND SURVIVOR ANNUITY
                                  REQUIREMENTS

11.01 Controlling Article. The provisions of this ARTICLE shall apply to any Participant who is credited with at least one (1) Hour of Service on or after August 23, 1984, and such other Participants as provided in Section 11.07. Any annuity contract distributed herefrom must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

11.02 Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a married Participant's vested Account balances will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account balances will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

11.03 Qualified Pre-Retirement Survivor Annuity. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date then the Participant's vested Account balances will be applied toward the purchase of an annuity for the life of the surviving Spouse. The surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. In lieu of the purchase of an annuity for the life of the surviving Spouse, the surviving Spouse may elect to have the benefits paid by one of the methods described in Section 10.06(c).

11.04 Definitions.

      (a) Election Period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant's Termination of Employment occurs prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account balances as of the date of separation, the election period shall begin on the date of Termination.

      Pre-age 35 waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under Section 11.05(a). Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this ARTICLE.

      (b) Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

      (c) Qualified Election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity may be made. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity shall not be effective unless: (i) the Participant's Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (iii) the Spouse's consent acknowledges the effect of the election; and (iv) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

      Any consent by a Spouse obtained under this subsection (c) (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 11.05.

      (d) Qualified Joint and Survivor Annuity; An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balances. The percentage of the survivor annuity under the Plan shall be 50% (unless a different percentage is elected by the Employer in Section 19 of the Adoption Agreement).

      (e) Spouse (surviving Spouse): The Spouse or surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or surviving Spouse and a current spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

      (f) Annuity Starting Date: The first day of the first period for which an amount is paid as an annuity or any other form.

      (g) Vested Account balances: The aggregate value of the Participant's vested Account balances derived from Employer and Employee Contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee Contributions (or both) at the time of death or distribution.

11.05 Notice Requirements.

      (a) In the case of a Qualified Joint and Survivor Annuity as described in
Section 11.02, the Administrator shall no less than 30 days and no more than 90 days prior to the Annuity Starting Date provide each Participant a written explanation of:

            (i) the terms and conditions of a Qualified Joint and Survivor Annuity;

            (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

            (iii) the rights of a Participant's Spouse; and

            (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

      (b) In the case of a Qualified Pre-Retirement Survivor Annuity as described in Section 11.03, the Administrator shall provide each Participant, within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (a) applicable to a Qualified Joint and Survivor Annuity.

      The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after Section 417(a)(5) of the Code ceases to apply to the Participant; (iv) a reasonable period ending after this Section 11.05 first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after Termination of Employment in the case of a Participant whose Termination of Employment occurred before attaining age 35.

      For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant's Termination of Employment before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to Termination and ending one year after Termination. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

      (c) Notwithstanding the other requirements of this Section 11.05, the respective notices prescribed by this Section need not be given to a Participant if (i) the plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, and (II) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this subsection (c), a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

11.06 Safe Harbor Rules.

      (a) This Section shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate Account attributable solely to accumulated Deductible Employee Contributions, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (i) the Participant does not or cannot elect payments in the form of a life annuity; and (ii) on the death of a Participant, the Participant's vested Account balances will be paid to the Participant's surviving Spouse, but if there is no surviving Spouse, or if the surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary. The surviving Spouse may elect to have distribution of the vested Account balances commence within the 90-day period following the date of the Participant's death. The Account balances shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Section 11.06 shall not be operative with respect to a Participant in a profit-sharing plan if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of Sections 401(a)(11) and 417 of the Code. If this Section 11.06 is operative, then the provisions of this ARTICLE, other than Section 11.07, shall be inoperative.

      (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 11.04(c) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

      (c) For purposes of this Section 11.06, vested Account balances shall mean in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account balances attributable solely to accumulated Deductible Contributions. In the case of a profit-sharing plan, vested Account balances shall have the same meaning as provided in Section 11.04(g).

11.07 Transitional Rules.

      (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this ARTICLE must be given the opportunity to elect to have the prior Sections of this ARTICLE apply if such Participant is credited with at least one (1) Hour of Service under this Plan or the predecessor plan (if any) in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten
(10) Years of Service at his Termination of Employment.

      (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan (if any) on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with subsection (d).

      (c) The respective opportunities to elect (as described in subsections (a) and (b)) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

      (d) Any Participant who has elected pursuant to subsection (b) and any Participant who does not elect under subsection (a) or who meets the requirements of subsection (a) except that such Participant does not have at least ten (10) Years of Service at his Termination of Employment, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

            (i) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                  (1) begins to receive payments under the Plan on or after his
            Normal Retirement Age; or

                  (2) dies on or after Normal Retirement Age while still working for the Employer, or

                  (3) begins to receive payment on or after the Qualified Early
            Retirement Age; or

                  (4) at his Termination of Employment on or after attaining his
            Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

      then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

            (ii) Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date of the Participant's Termination of Employment.

            (iii) For purposes of subsection (d):

                  (1) Qualified Early Retirement Age is the latest of:

                        (A) the earliest date under the Plan, on which the
                  Participant may elect to receive retirement benefits,

                        (B) the first day of the 120th month beginning before
                  the Participant reaches Normal Retirement Age, or

                        (C) the date the Participant begins participation.

                  (2) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 11.04(d).

                                   ARTICLE 12
                                     LOANS

      If permitted in Section 14 of the Adoption Agreement, the Employer, upon written application of a Participant in such manner and form as required by the Employer, may, in its sole discretion, authorize and direct the Trustee to make a loan from the Trust Fund to the Participant. All loans shall comply with the following terms and conditions:

      (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis.

      (b) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

      (c) Loans must be adequately secured and bear a reasonable interest rate.

      (d) No Participant loan shall exceed the amount of the Participant's vested Account balance.

      (e) A Participant must obtain the consent of his or her Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan. Notwithstanding the foregoing, this subsection (e) shall not apply in the case of a profit-sharing plan that meets the conditions described in Section 11.06.

      (f) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

      (g) No loans will be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter 5) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five-percent of the outstanding stock of the corporation.

      If a valid spousal consent has been obtained in accordance with (e), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

      No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half the present value of the nonforfeitable accrued benefit of the Participant or, if greater, the total accrued benefit up to $10,000. For the purpose of the above limitation, all loans from all plans of the Employer and other Controlled Group Members are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

                                   ARTICLE 13
                                TOP-HEAVY PLANS

      If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of this ARTICLE 13 will supersede any conflicting provisions in the Plan or Adoption Agreement.

13.01 Definitions.

      (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's Compensation exceeds fifty (50) percent of the dollar limitation under Section 415(b)(1)(A) of the Code, (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds the dollar limitation under Section 415(c) (1)(A) of the Code, (iii) a Five-Percent Owner, or (iv) a one-percent owner of the Employer who has Compensation of more than $150,000. For purposes of this subsection (a), Compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section [25, 402(a)(8), 402(h) or 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

      (b) Top-Heavy Plans: For any Plan Year beginning after December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

            (i) If the Top-Heavy Ratio for this Plan exceeds sixty (60) percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

            (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty (60) percent.

            (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty (60) percent.

      (c) Top-Heavy Ratio:

            (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

            (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregate defined contribution plan or plans for all Key Employees determined in accordance with (i), and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i), and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

            (iii) For purposes of (i) and (ii), the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in
      Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with
      Section 416 of the Code and the regulations thereunder. Deductible Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

            The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

      (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

      (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates, or participated at any time during the Determination Period (regardless of whether the Plan has terminated), and
(ii) any other qualified plan of the Employer which enables a Plan described in
(i) to meet the requirements of Section 401(a)(4) or 410 of the Code.

      (f) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that Plan Year.

      (g) Valuation Date: The date elected by the Employer in Section 16 of the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

      (h) Present Value: Present Value shall be based only on the interest and mortality rates specified in Section 16 of the Adoption Agreement.

      (i) Super Top Heavy Plan: The Plan if it would be a Top Heavy Plan under
Section 13.01(b) hereof if the words "ninety (90) percent" were substituted for the words "sixty (60) percent" in Section 13.01(b) hereof

13.02 Minimum Allocation.

      (a) Except as otherwise provided in subsections (b) and (c), the Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and Forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or
(ii) in the case of a CODA, the Participant's failure to have Elective Deferrals made to the Plan on his behalf, or (iii) Compensation less than a stated amount.

      (b) For purposes of computing the minimum allocation, Compensation shall mean compensation as defined in Section 2.13. If the Plan is a non-standardized plan, Compensation is to be computed without reference to the exclusions otherwise permitted in Section 9 of the Adoption Agreement.

      (c) The provision in subsection (a) shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

      (d) The provision in subsection (a) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Section 16 of the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

      (e) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under
Section 411(a)(3)(B) or (D) of the Code. For each Plan Year in which the Paired Plans are Top-Heavy, the Employer will provide a minimum contribution equal to three (3) percent of total Compensation for each non-Key Employee who is entitled to a minimum contribution under Paired Plans #001 or #003.

13.03 Minimum Vesting Schedule. For any Plan Year in which this Plan is Top-Heavy, one of the minimum vesting schedules as elected by the Employer in
Section 16 of the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a) (7) of the Code except those attributable to Employee Contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Employer Contributions and Forfeitures will be determined without regard to this Section 13.03.

13.04 Special Limitations on Top Heavy Allocations in Multiple Plans: "Code
Section 4 15(e) Buy-Back". If for any Plan Year the Plan is a Top Heavy Plan, and the Employer maintains or has ever maintained a qualified defined benefit pension plan, then in applying the limitations of Section (pound)07 the words "100 percent" shall be substituted for the words "125 percent" in both the Defined Benefit Fraction and the Defined Contribution Fraction, as such terms are defined in Section 5.07, unless the Employer elects to "buy-back" the use of the "125 percent" limit with respect to any Plan Year in which the Plan is not Super Top Heavy by providing minimum benefits in excess of those otherwise required pursuant to the provisions of Section 13.02. An Employer accomplishes this "Code Section 415(e) Buy-Back" by electing to retain the use of the "125 percent" limit in Section 16(c)(i) of a non-standardized Adoption Agreement or
Section 16(b)(i) of a standardized Adoption Agreement and by agreeing to provide the required increased minimum benefits according to one (1) of the following methods.

      (a) If the Plan is a Paired Plan, then the minimum accrual provisions of Sections 14.03 shall apply automatically.

      (b) If the Plan is not a Paired Plan, the Employer may nevertheless elect to provide the minimum accruals set out in Section 14.03 by electing in Section 16(c)(ii) of a non-standardized Adoption Agreement or Section 16(b)(ii) of a standardized Adoption Agreement to be subject to the Paired Plan provisions of
ARTICLE 14.

      (c) If the Plan is not a Paired Plan, the Employer may elect (by setting out overriding provisions in Section 16(c)(ii) of a non-standardized Adoption Agreement or Section 16(b)(ii) of a standardized Adoption Agreement) to provide the minimum accruals required by Section 416(h)(2) of the Code by some method other than that set out in Section 14.03.

      If the Plan is one (1) of multiple qualified plans maintained by the Employer and is not a Paired Plan, nor is to be considered to be a Paired Plan, and the Employer has not elected to utilize the Code Section 415(e) Buy-Back provisions, then the Employer shall provide (by setting out overriding provisions in Section 16(c)(ii) of a non-standardized Adoption Agreement or
Section 16(b)(ii) of a standardized Adoption Agreement) minimum benefit accruals pursuant to Section 416(f) of the Code.

                                   ARTICLE 14
                                  PAIRED PLANS

14.01 Paired Plans. The provisions of this ARTICLE shall apply if either:

      (a) this Plan is a Paired Plan or,

      (b) this Plan is not a Paired Plan, but is to be considered to be subject to the Paired Plan provisions of this ARTICLE under Section 16(c)(ii) of the Adoption Agreement.

      Under this ARTICLE, Sections 14.03 and 14.04 shall apply with respect to Plan Years in which the Plan is considered as paired hereunder with a defined benefit pension plan maintained by the Employer, while Sections 14.05 and 14.06 shall apply with respect to Plan Years in which the Plan is paired, or considered as paired hereunder with another defined contribution plan maintained by the Employer, whether or not the Plan is also considered as paired hereunder with a defined benefit pension plan.

      With respect to such Paired Plans, the term "Compensation" shall have the meaning set forth in Section 415(c)(3) of the Code.

14.02 Multiple Benefits from Super Top Heavy Paired Plans. In any Plan Year in which the Plan is considered to be a Paired Plan with a defined benefit pension plan, and the Plan is or becomes a Super Top Heavy Plan, as defined in Section 13.01(i), then the "Code Section 415(e) Buy-Back", as that term is defined in
Section 13.04 hereof, shall not be available.

14.03 Minimum Defined Contribution Plan Allocations Under Top Heavy Paired Plans with Code Section 4 15(e) Buy-Back. In any Plan Year in which the Plan is considered to be a Paired Plan (or has elected to be treated as a Paired Plan) with a qualified defined benefit pension plan, when the Plans are considered Top Heavy Plans, but are not Super Top Heavy Plans, and the Employer has elected to utilize the Code Section 415(e) Buy-Back, minimum nonintegrated allocations shall be made under this Section. Each Employee who participates in this Paired Plan and who also participates in the defined benefit pension plan considered to be a Paired Plan shall receive a minimum nonintegrated allocation of seven and one-half percent (7-1/2%) of Compensation under Section 13.02 of this Paired Plan instead of three percent (3%) of Compensation. Any Employee who is a Participant otherwise entitled to receive top heavy allocations from this Paired Plan, but who is not entitled to receive a minimum benefit from the defined benefit pension plan considered to be Paired Plan, shall receive a minimum nonintegrated allocation of four percent (4%) of Compensation under Section 13.02 of this Paired Plan instead of three percent (3%) of Compensation. Any Employee who is a Participant not entitled to receive top heavy allocations from this Paired Plan, but who is entitled to receive a minimum benefit from the defined benefit pension plan considered to be a Paired Plan, shall receive a minimum non-integrated accrued benefit of 3% of the highest five (5) consecutive year average compensation (not to exceed a cumulative accrued benefit of thirty percent (30%)).

14.04 Minimum Defined Contribution Plan Allocations Under Super Top Heavy Paired Plans or Without Code Section 415(e) Buy-Back. In any Plan Year in which the Plan is considered to be a Paired Plan (or has elected to be treated as a Paired
Plan) with a qualified defined benefit pension plan, if the Paired Plans are considered Super Top Heavy or if the Employer has elected not to utilize the Code Section 415(e) Buy-Back, then minimum nonintegrated allocations shall be made under this Section. Each Employee who is a Participant in this Paired Plan and who also participates in the defined benefit pension Paired Plan shall receive a minimum nonintegrated allocation of five percent (5%) of such Participant's Compensation under Section 13.02 of this Paired Plan instead of three percent (3%) of Compensation. Any Employee who is a Participant otherwise entitled to receive top heavy allocations from this Paired Plan, but who does not participate in the defined benefit pension Paired Plan, shall receive a minimum nonintegrated allocation of three percent (3%) of Compensation under
13.02 of this Paired Plan.

      The minimum nonintegrated allocations provided hereunder shall be made without reference to, or limitation by, any lesser Employer contribution having been allocated on behalf of any Key Employee in the Plan.

14.05 Defined Contribution Paired Plan Prevention of Duplication of Allocations. In any Plan Year in which the Plan is a Paired Plan with a defined contribution plan, the Employer shall provide each Employee who is a Participant in this Paired Plan and who participates in the other defined contribution Paired Plan, the minimum nonintegrated allocation specified under this ARTICLE only in that Paired Plan indicated in Section 16(c)(iii) of the Adoption Agreement.

14.06 Forfeitures in Profit-Sharing Plans. If this Plan is a profit-sharing Paired Plan, then the minimum nonintegrated allocations provided by this Plan under this ARTICLE shall include in their computation Forfeitures.

14.07 Integrated Paired Plans. If the Paired Plans involve integration with Social Security, then only one (1) Paired Plan shall be integrated.

                                   ARTICLE 15
                              PLAN ADMINISTRATION

15.01 Administrator. The Employer shall be the Administrator of the Plan and shall have the sole power, duty and responsibility of directing the administration of the Plan in accordance with the provisions herein set forth. Except with respect to rights and powers expressly or impliedly reserved in the Sponsor to amend the Plan in order to maintain its status as a Plan qualified and approved under the Code, and to assist in its interpretation and administration, the Employer shall have the sole and absolute right and power to construe and interpret the provisions of the Plan and administer it for the best interest of its Employees including, but not limited to, the following powers and duties:

            (a) to construe any ambiguity and interpret any provision of the Plan or supply any omission or reconcile any inconsistencies in such manner as it deems proper;

            (b) to determine eligibility to become a Participant in the Plan in accordance with its terms;

            (c) to decide all questions of eligibility for, and determine the amount, manner, and time of payment of any benefits hereunder, and to afford any person dissatisfied with such decision or determination, upon written notice thereof, the right to a full and fair hearing thereon;

            (d) to establish uniform rules and procedures to be followed by Participants and Beneficiaries in filing applications for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan;

            (e) to adopt such reasonable accounting methods as it deems necessary or desirable, to receive and review the annual allocation report on the Plan and to bring up to date the balances of all Accounts;

            (f) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee, and to determine and communicate to the Trustee the long-term and short-term financial goals of the Plan;

            (g) to file such reports and statements, and to make such disclosures as required by law, and

            (h) to furnish to Participants and Beneficiaries such information and statements, with respect to the Plan and their individual interests therein as required by law, and any additional information as deemed to be appropriate by the Employer.

      All directions by the Employer shall be conclusive on all parties concerned; including the Trustee, and all decisions of the Employer as to the facts of any case and the meaning, intent, or proper construction of any provision of the Plan, or as to any rule or regulation in its application to any case shall be final and conclusive; provided, however, that all rules and decisions of the Employer shall be uniformly and consistently applied to all Employees in similar circumstances, and the Employer shall have no power to administratively add to, subtract from or modify any of the terms of the Plan, or to change, add to or subtract from any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for participation or for benefits under the Plan.

15.02 Claims Procedure. If, upon application for benefits made by a Participant or Beneficiary pursuant to Section 10.01(b), the Employer shall determine that benefits applied for shall be denied either in whole or in part, the following provisions shall govern:

            (a) Notice of Denial. The Employer shall, upon its denial of a claim for benefits under the Plan, provide the applicant with written notice of such denial setting forth:

                  (i) the specific reason or reasons for the denial;

                  (ii) specific reference to pertinent Plan provisions upon
            which the denial is based;

                  (iii) material claimant a description of any additional or information necessary for the to perfect the claim, and

                  (iv) an explanation of the claimant's rights with respect to the claims review procedure as provided in subsection (b) of this Section.

            (b) Claims Review. Every claimant with respect to whom a claim is denied shall; upon written notice of such denial, have the right to:

                  (i) request a review of the denial of benefits by written
            notice delivered to the Employer,

                  (ii) review pertinent documents, and

                  (iii) submit issues and comments in writing.

            (c) Decision on Review. The Employer shall upon receipt of a request for review submitted by the claimant in accordance with subsection (b), appoint a committee for the purpose of conducting such review, and provide the claimant with written notice of the decision reached by the said Committee setting forth the specific reasons for the decision and specific references to the provisions of the Plan upon which the decision is based. Such notice shall be delivered to the claimant not later than 60 days following the receipt of the claimant's request, or, in the event that the Employer shall determine that a hearing is needed no later than 120 days following the receipt of such request.

15.03 Records. All acts, determinations and correspondence with respect to the Plan shall be duly recorded and all such records, together with such other documents, including the Plan and all amendments thereto, if any, pertinent to the Plan or the administration thereof, shall be preserved in the custody of the Employer and shall at all reasonable times be made available to Participants and Beneficiaries for examination.

15.04 Delegation of Authority. The administrative duties and responsibilities of the Employer as set forth in this ARTICLE may be delegated by the Employer in whatever manner it chooses, in whole or in part, to either a Plan Committee consisting of such persons as the Employer shall select or an Administrator. The Employer shall certify to the Trustee in writing as to the membership and extent of authority of such Committee, or the identity and extent of authority of such Administrator, and any changes relative thereto as may occur from time to time. The authority of either the Committee or the Administrator shall be deemed to be that of the Employer to the extent so certified by the Employer. The Trustee shall be entitled to rely on the last such certification received and to continue to rely thereon until subsequent written certification to the contrary is received from the Employer. The Employer shall indemnify and save harmless either the members of the Committee, and each of them, or the Administrator from any liability arising from the effects and consequences of their acts, omissions and conduct in their official capacity with respect to the Plan and the administration thereof except to the extent that such liability shall result from their own willful misconduct or gross negligence.

      The Employer, or either the Plan Committee or the, Administrator to which it has delegated its duties and responsibilities hereunder, may employ such competent agent or agents as it may deem appropriate or desirable to perform such ministerial duties or consultative or other services as the Employer or either its Committee or Administrator may in its discretion deem necessary to facilitate the efficient and proper administration of the Plan. The Employer and either its Committee or Administrator shall be entitled to rely upon all reports, advice and information furnished by such agent or agents, and all action taken or suffered by them in good faith in reliance thereon shall be conclusive upon all agents, Participants, Retired Participants, Beneficiaries and other persons interested in the Plan.

15.05 Correction of Errors. If any change in records or error results in any Participant, Retired Participant or Beneficiary receiving from the Plan more or less than he would have been entitled to receive had the records been correct or had the error not been made, the Employer, upon discovery of such error, shall correct the error by adjusting, as far as is practicable, the payments in such a manner that the benefits to which such person was correctly entitled shall be paid.

15.06 Domestic Relations Orders.

      (a) If the Trustee, the Employer, or the Committee receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Committee shall take the following steps:

            (i) If benefits are in pay status, the Committee shall direct the Trustee to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

            (ii) The Committee shall promptly notify the named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Committee's procedures for determining if the order is a Qualified Domestic Relations Order.

            (iii) The Committee shall determine whether the order is a Qualified Domestic Relations Order under the provisions of Section 414(p) of the Code.

            (iv) The Committee shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

      (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period 9, the order is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

      (c) If, within the 18-Month Period (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Committee shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

      (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

      (e) A Qualified Domestic Relation Order shall not require:

            (i) the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan, or

            (ii) the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

      (f) In the case of any payment before a Participant has terminated employment, a Qualified Domestic Relations Order shall not be treated as failing to meet the requirements of subparagraph (e)(i) above solely because such order requires that payment of benefits be made to an Alternate Payee:

            (i) on or after the date on which the Participant attains (or would have attained) the earliest retirement date, or

            (ii) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the value of the Participant's Account on such date).

      For this purpose, "earliest retirement date" shall mean the earlier of:
(1) the date on which the Participant is entitled to a distribution under the Plan, or (2) the later of the date the Participant attains age fifty (50), or the earliest date on which the Participant could begin receiving benefits under the Plan if he terminated employment.

      (g) To the extent provided in a Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a Surviving Spouse for purposes of Sections 401(a)(11) and 417 of the Code.

      (h) For the purposes of this Section, the following terms shall have the following definitions:

            (i) Alternate Payee. Any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

            (ii) Qualified Domestic Relations Order. Any domestic relations order or judgment that meets the requirements set forth in Section 414(p) of the Code.

      (i) In addition to the right to all or a portion of the benefits payable under the Plan to a Participant, an Alternate Payee shall have the same option of obtaining a loan from the Plan, pursuant to ARTICLE 12, or directing the investment of his Account, pursuant to Section 5.08, if such options are available to Participants.

                                   ARTICLE 16
                                   THE TRUST

16.01 The Trust. The Employer which executed an Adoption Agreement and thus adopted the Plan, thereby established a Trust. By execution of the Adoption Agreement, the Trustee accepted the position of trustee thereof; and all the duties and responsibilities of that position. The Trust Fund shall consist of such cash and other property as shall be paid or delivered from time to tune by the Employer to the Trustee, together with the earnings and profits thereon. The Trust Fund shall be held, managed and administered by the Trustee in trust without distinction between principal and income in accordance with the provisions of this Plan, but shall be accounted for separately by the Trustee as to each Employer which adopts the Plan.

16.02 Contributions to Trustee. Contributions shall be paid to the Trustee in accordance with the terms of the Plan. It shall be the duty of the Trustee to receive, hold, invest, reinvest and distribute the Trust Fund in accordance with the provisions of this Plan. The Trustee shall be under no duty to enforce payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan.

16.03 Investment Powers. The Trustee, upon its own discretion with respect to Trust Fund investments, shall, except as otherwise restricted by law and the provisions hereof and except as provided in Section 16.04, be authorized and empowered:

            (a) to invest and reinvest the principal and income of the Trust Fund in any and all stocks, bonds, mutual funds, notes, debentures, mortgages, equipment trust certificates, insurance company contracts and in such other property, real or personal, investments and securities of any kind, class or character, including investments and qualifying securities or realty of the Employer, whether income-producing or not, units of any commingled, common pooled or mutual trust fund described in this Section, including securities issued by the Trustee (if the option under Section 5.08 is available to a Participant), savings accounts, certificates of deposit and time deposits of the Trustee or other institutions and securities as the Trustee may at some future date be authorized to make available to the Trust customer by the Securities and Exchange Commissioner within the guidelines, policies, procedures or approvals of the Comptroller of the Currency or the Federal Deposit Insurance Corporation; and in making such investments and reinvestments, the Trustee shall not be restricted to properties and securities authorized for investment by Trustees or other fiduciaries by the applicable statutory legal list of such properties and securities;

            (b) to keep such portion of the Trust Fund in cash or cash balances as deemed to be in the best interest of the Trust;

            (c) to sell, exchange, convey, transfer or otherwise dispose of any property held by it, by private contract or at public auction;

            (d) to vote or to refrain from voting upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith, and generally to exercise any of the powers of any owner with respect to stocks, bonds, securities or other property held in the Fund;

            (e) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

            (f) to register any investment of the Trust Fund in its own name or in the name of a nominee or nominees and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

            (g) to employ suitable agents and counsel, and to pay their reasonable expenses and compensation;

            (h) to borrow money from time to time for the purposes of the Trust on such terms and conditions as may be deemed to be advisable, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all of any part of the Fund; and

            (i) to make loans to Participants pursuant to ARTICLE 12 of the Plan and Section 14 of the Adoption Agreement.

      Notwithstanding the foregoing, the Trustee is specifically authorized to invest the assets of the Trust Fund in any and all funds, whether or not presently in existence, which are, or shall be, maintained by the Trustee, including, without limiting the generality of the foregoing, mutual commingled, pooled or common Trust Funds, the terms and conditions of which are, and shall be on a continuing basis, hereby incorporated by reference as if fully set forth herein. Further provided, however, that notwithstanding any provision of the Plan to the contrary, no Trust Fund assets attributable to individual retirement accounts, if any, shall be invested in life insurance contracts, and no Trust Fund assets attributable to either individual retirement accounts or individually directed account amounts, if any, shall be invested in "collectibles" (as defined by Section 408(n) of the Code).

16.04 Appointment of Investment Manager. The Employer, if it has so elected in
Section 17(a) of the Adoption Agreement, may at any time and from time to time appoint in writing an Investment Manager or Managers to manage all or any portion of the assets of the Plan, and may revoke any such appointment previously made. For purposes hereof, the Employer shall mean only the entity executing the Adoption Agreement as "Employer," but shall not mean any organization executing the Plan as an "Adopting Employer." While such an appointment is in effect, the relations among the Administrator, Employer, Investment Manager and Trustee shall be governed by the following provisions:

            (a) The Employer shall certify to the Trustee the name or names of any Investment Manager appointed by it to manage the investment or reinvestment of all or any portion of the Trust Fund. Such certificate shall also state that the Investment Manager has acknowledged his fiduciary status with respect to the Plan in writing.

            (b) The Trustee shall segregate any portion of the Trust Fund held by it which will be subject to the management of an Investment Manager into one or more separate accounts to be known as investment manager accounts and shall charge any expenses related to investments directed by an Investment Manager against such accounts. Each Investment Manager shall have the right and power to manage the investment and reinvestment of his investment manager account. The Trustee shall follow the directions of the Investment Manager with respect to the account of such Investment Manager and shall not be obligated to invest or otherwise manage any such investment manager account. All directions given by an Investment Manager to the Trustee shall be in writing, signed by an officer or a partner of the Investment Manager or by such other person or persons as may be designated by such officer or partner. Subject to such conditions as may be approved by the Employer and Trustee, the Investment Manager may place direct orders for the purchase or sale of securities or other property for its investment manager account, provided, however, that, in the case of an Investment Manager as defined in Section 235(a), the Trustee shall nevertheless retain custody of the assets comprising said account. In the case of an Investment Manager defined in Section 2.35%, the Investment Manager may be permitted to retain custody of the assets comprising said account.

            (c) If the Employer, by written notice to the Trustee, terminates the authority of an Investment Manager but does not appoint a successor to manage the investment and reinvestment of the account of such Investment Manager, the portion of the fund then held in such investment manager account shall return to the unsegregated portion of the Trust Fund and the Trustee shall have authority to manage the investment and reinvestment of such account. Until receipt of a written notice terminating the authority of an Investment Manager, the Trustee shall be fully protected in relying upon the latest prior written notice of appointment of an Investment Manager.

            (d) Any Investment Manager may, in writing, authorize the Trustee to invest any portion of his investment manager account in short-term investments. The Trustee, in its sole discretion, may make such investments either directly or by investment collectively with other assets, including but not limited to investment in any common, commingled, mutual or pooled trust fund established and maintained by the Trustee for the investment of funds administered in a fiduciary capacity.

            (e) The Trustee shall not be responsible for any loss caused by its acting upon any notice, direction or certification of any Investment Manager appointed by the Employer which the Trustee reasonably believes to be genuine. The Trustee shall have no duty to question any direction, action or inaction of any Investment Manager taken as provided in this
      Section 16.04. The Trustee shall have no duty to review the securities or other property held in any investment manager account or to make any suggestions to any Investment Manager or to the Employer with respect to the investment, reinvestment, or disposition of investments in any investment manager account. The Trustee shall not be responsible for the results arising from the Trustee's compliance with the instructions of any Investment Manager.

            (f) The Trustee shall not be responsible for determining the reasonableness of any compensa-tion paid to or agreed to be paid to an Investment Manager. Any such compensation to an Investment Manager shall be paid from the Trust Fund, if the Administrator so directs.

16.05 Employer-Directed Investments. Notwithstanding any other provision of this Plan except Section 5.08, the Employer shall have the right to direct in writing the Trustee from time to time to invest the assets of the Fund in such securities or other investments as the Employer shall specify in its direction, which may include, but shall not be limited to, specifying the percentage of assets to be invested in and among the trust funds authorized for investment under Section 16.03 hereof. Such direction shall be made in such form and manner as shall be required by the Trustee of the individual or individuals duly authorized by the Employer.

      Directed investments shall be made by the Trustee as soon as reasonably possible after actual receipt of such direction; provided, however, the Trustee shall not be liable for losses due to reasonable delay in the execution of such directions. Notwithstanding the foregoing, in no event shall a directed investment be permitted in such an investment that the Trustee, in its sole discretion, deems itself unable to administer efficiently, properly and conveniently with respect thereto; provided, however, that the Trustee's acceptance of the administration of a directed investment shall not be unreasonably withheld. The Trustee shall be under no duty to question any such direction of an Employer with respect to investments, nor shall the Trustee be required to review any securities or other property held pursuant to written notice. The Trustee shall not have any liability whatsoever for any losses which may result from either the Employer's direction or any investment decision made pursuant to this Section, or for any loss which may result by reason of the failure of the Employer to make such directions. Nor shall the Trustee have any liability or responsibility whatsoever for any disparity between the performance or rates of investment return of Employer-directed investments and the Trust Fund in general.

16.06 Insurance Contracts. The Trustee may either invest in life insurance contracts or may purchase from the life insurance company specified by the Employer non-transferable annuity contracts if deemed appropriate and directed by the Employer either to carry out properly or to safeguard the obligations under the Plan.

16.07 Custodial Role. Notwithstanding any other provisions in this Plan, if the Trustee is a bank and the bank does not have trust powers under State and/or Federal banking laws and regulations, but otherwise qualifies as a Bank under
Section 581 of the Code, then the Trustee will assume the role as a custodian under this Plan, and all investments shall be handled in accordance with Section
16.04 and/or Section 5.08, if selected. Furthermore, a bank or trust company having trust powers shall act as custodian where Participant or Employer-directed investments are made under Sections 16.04 and 5.08. The Trustee's responsibilities will be as provided in Sections 16.04 and 5.08.

16.08 Liability of Trustee. The Trustee shall not be liable for its failure to carry out the terms of this Agreement, or any instruction or direction of the Employer (or its agent), or a Participant, when issued in accordance with this Plan, or for relying upon advice given by any competent counsel or other agent employed by the Trustee or Employer, or for the making, retention or sale of any investment or reinvestment, or for any loss to or diminution of the Trust Fund, except due to its own negligence, willful misconduct, lack of good faith or conduct otherwise constituting a breach of fiduciary duty.

16.09 Court Actions. As a prerequisite to taking any action hereunder, the Trustee shall neither be required to receive either any order to consent of any court, nor shall the Trustee be required to file any court return or to report to any court.

16.10 Prudent Man Rule. In discharging its duties, the Trustee shall act with the skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims:

            (a) by diversifying the investments of the Trust, to the extent the Trustee has the discretionary authority and responsibility for such investments, so as to minimize the risk of large losses, unless under the circumstances it is dearly prudent not to do so; and

            (b) in accordance with the documents and instruments governing the Plan, insofar as such documents and instruments are consistent with the provisions of ERISA.

16.11 Prohibited Transactions. Any other provisions of the Plan and Trust Agreement to the contrary notwithstanding, neither the Employer, the Trustee nor any Disqualified Person as defined in Section 4975(d) of the Code may engage, directly or indirectly, in any of the acts or transactions under Section 4975(c) of the Code and Section 406 of ERISA for which no exemption is provided by
Section 4975(d) of the Code or Section 408 of ERISA.

16.12 Conflict of Interest. The Trustee, except as expressly permitted in
Section 16.03(a), shall not:

            (a) deal with the assets of the Plan in its own interest or for its own account;

            (b) in its individual or in any other capacity, act in any transaction involving the Plan (or on behalf of a party or representing a party) where interests are adverse to the interest of the Plan or the interest of its Participants or Beneficiaries; or

            (c) receive any consideration for its own account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan.

      Provided, however, that nothing in this Section shall be construed to preclude the Trustee from receiving reasonable compensation for services rendered, or for reimbursement of expenses properly and actually incurred in the performance of its duties under the Plan.

16.13 Exemptions. Nothing in this ARTICLE shall be construed to preclude a transaction which is otherwise prohibited hereunder or under the Act, provided that the Trustee, or any other interested party or parties, shall first apply to, and secure from the Secretary of Labor, an exemption with respect to such transaction.

16.14 Insurance. The Trustee may purchase insurance to insure itself, the Trust Fund, or other fiduciary against liability or losses occurring by reason of an act or omission of any fiduciary, provided that such insurance shall permit recourse by the insurer against the fiduciary in the case of a breach of fiduciary duty.

16.15 Accounts. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Employer. The Trust Fund may, at the Trustee's discretion, be administered on a unit accounting basis and the value of a unit on the date of adoption or amendment of the Plan shall be as determined by the Trustee.

16.16 Reports. Annually, or more frequently if determined by either the Employer or the Trustee, or as shall be required by law, the Trustee shall cause a valuation to be made of the Trust Fund at its fair market value. Within 120 days after the end of the Plan Year (or on such other date as may be prescribed under regulations of the Secretary of Labor) and at the time of each valuation during the Plan Year, the Trustee shall file with the Employer and certify the accuracy of a written statement setting forth, for the valuation period, all investments, receipts, disbursements, and such other information as the Trustee maintains which the Employer may require from time to time in order to fulfill its obligations under applicable law. Upon expiration of 90 days from the date of filing of the statement as provided herein, the Trustee's liability for any inaccuracies or omissions appearing upon the face of such statement shall cease, except as otherwise may be provided by law, and except with respect to any inaccuracies or omissions as to which the Employer shall file with the Trustee written objection before the expiration of such 90-day period.

      To the extent consistent with applicable law, each transaction, whether an increase or a decrease to the Trust Fund, may be expressed in terms of a number of units computed on the basis of the unit value determined on the preceding valuation date. In the event that transactions are reported in this manner, the Trustee shall state, in addition to such other information as is required by law, the number of units in the Trust Fund and the value of a unit on the date of the statement.

16.17 Payments. The Trustee shall make payment from the Trust Fund to such persons, in such manner and in such amounts as the Employer may direct in writing from time to time. The Trustee shall be fully protected in acting upon any such written direction without inquiry or investigation, and shall have no duty or authority to determine the rights or benefits of any Participant or Beneficiary under the Plan, or to inquire into the right or power of the Employer to direct any payment from the Fund.

16.18 Direction of Committee. The Trustee shall be fully protected in relying upon the written certification of the Employer as to the membership and extent of authority of any committee duly authorized to act on its behalf and in continuing to rely thereon until subsequent certification has been delivered to the Trustee. The Trustee shall be fully protected in relying and acting upon any written direction of such committee whose membership and authority has been certified to the Trustee, and in continuing to so act and rely until subsequent certification that said authority has been revoked or modified has been delivered to the Trustee.

16.19 Impossibility of Performance. In case it becomes impossible for either the Employer or the Trustee to perform any act under the Plan, that act shall be performed which in the judgment of the Trustee will most nearly carry out the intent and purpose of the Plan. All parties to this Plan or all parties in any way interested in the Plan shall be bound by any acts performed under such conditions.

16.20 Expenses. The expenses incurred by the Employer in the installation, administration and amendment of the Plan shall be paid from the Trust Fund, unless paid directly by the Employer. Such compensation to the Trustee as may be set forth in its published fee schedule or as from time to time agreed upon in writing from time to time between the Employer and the Trustee and the expenses incurred by the Trustee in the performance of its duties, including professional fees of any person, firm or agent employed by the Trustee to carry out the investment, management or administrative functions hereunder, and all other proper charges and disbursements of the Trustee, shall be paid from the Trust Fund, unless paid directly by the Employer.

16.21 Taxes. The Trustee shall pay out of the Trust Fund taxes of any and all kinds including, without limiting the generality of the foregoing, property taxes and income taxes levied or assessed under existing or future laws upon or with respect to the Trust, or any monies, securities or other property forming a part thereof, or the income therefrom, subject to the terms of any agreements or contracts made with respect to trust investments which make other provisions for such tax payments. The Trustee may assume that any taxes assessed on or with respect to the Trust or its income are lawfully assessed unless the Employer shall in writing advise the Trustee that in the opinion of counsel for the Employer, such taxes are or may be unlawfully assessed. In the event that the Employer shall so advise the Trustee, the Trustee shall, if so requested in writing by the Employer, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel for the refund, abatement, reduction or elimination of any such taxes.

16.22 Resignation or Removal of Trustee. The Trustee may resign at any time upon 90 days' written notice to the Employer. The Trustee may be removed by the Employer, or the Employer may increase or decrease the number of Trustees, at any time upon 90 days' written notice delivered to the Trustee. In the event of such removal or resignation, the Employer shall designate a Successor Trustee or other medium of funding under an agreement executed for such purpose. If the Employer does not so designate such Successor Trustee or medium of funding within 60 days, the Trustee may apply to a court of competent jurisdiction for the purpose of securing the designation of same. Upon the expiration of 90 days from resignation or removal of the Trustee, the Trustee's liability for any inaccuracies or omissions shall cease, except as otherwise may be provided by law, and except with respect to any inaccuracies or omissions as to which the Employer shall file with the Trustee written objection before the expiration of such 90-day period.

16.23 Transfer of Assets to a Successor Trustee or Other Medium of Funding. In the event the Employer wishes to continue the Plan through a Successor Trustee or through another medium of funding, it may, upon 90 days' written notice and upon furnishing evidence of the continuation of the Plan through a Successor Trustee or medium of funding, direct the Trustee to transfer the assets of the Trust Fund to such Successor Trustee or medium of funding, in which event the Trustee shall deliver in cash or in kind the assets of the Trust Fund (less expenses), including such instruments of conveyance and further assurance as may be reasonably required for vesting in such Successor Trustee or other medium of funding all right, title and interest of the Trustee in assets of the Trust Fund attributable to the Employer. The transfer of assets under the circumstances above shall not, within itself, be deemed a termination of the Plan, or a cessation of Employer Contributions to the Plan. Upon completion of such transfer of assets, the terms and provisions of the Plan and of this Agreement shall no longer control with respect to the Employer or the Plan (or its successor) as it may be continued by the Employer.

16.24 Assets of Controlled Group Members. A Controlled Group Member with the written approval of the other Controlled Group Members may direct the Trustee to commingle the Trust Fund assets of its Plan with those of the assets of other Controlled Group Members held by the Trustee in a mutual, commingled, pooled or common Trust Fund; provided, however, that adequate records shall be maintained at all times so that it is possible to ascertain and separate the Trust Fund assets of each Controlled Group Member.

                                   ARTICLE 17
                            AMENDMENT OR TERMINATION

17.01 Employer's Right to Amend Plan.

      (a) The Sponsor may amend any part of the Plan. For purposes of Sponsor amendments, the mass submitter shall be recognized as the agent of the Sponsor. If the Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

      (b) The Employer may (i) change the choice of options in the Adoption Agreement, (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans, and (iii) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, will no longer participate in this master or prototype Plan and will be considered to have an individually designed plan.

      (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirect-ly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

      The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

            (i) sixty (60) days after the amendment is adopted;

            (ii) sixty (60) days after the amendment becomes effective; or

            (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Administrator.

      (d) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing an accrued benefit Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

17.02 Sponsor's Right to Amend Plan. The Employer, by its act of adopting the Plan, expressly delegates to the Sponsor the power and authority to amend this Master Plan, in whole or in part, at such time or times and in such manner as the Sponsor shall deem necessary or desirable. The Sponsor shall promptly notify in writing the Employer of any such amendment, and upon receipt of such notification the Employer shall be bound thereby.

17.03 Limitation of Right to Amend. No amendment shall have the effect of causing or permitting any part of the Trust Fund to be used for or diverted to, purposes other than for the exclusive benefit of Participants, Retired Participants and Beneficiaries, and no amendment shall have the effect of revesting in the Employer any portion of the Trust Fund.

17.04 Termination of Plan by Employer.

      (a) Right Reserved. Although the Employer expects the Plan to be continued indefinitely, it reserves the right to terminate the Plan at any time by action by the Board and to discontinue all contributions hereunder in the case of a profit sharing plan. If the Plan is a profit-sharing plan, the Employer reserves the right to temporarily suspend contributions from time to time as it shall deem appropriate and necessary, and such suspension of contributions shall not be considered to be a termination of the Plan. In the event of termination or partial termination of the Plan, or a complete discontinuance of contributions to the Plan, the Employer shall notify the Trustee in writing of such termination and, prior to any distribution of assets hereunder, shall file notice, in such form and manner as is required by law, with the Internal Revenue Service.

      (b) Distribution upon Termination. In the event of the termination or partial termination of the Plan, the Account balances of each affected Participant shall be nonforfeitable. In the event of a complete discontinuance of contributions under a profit-sharing plan, the Account balances of each affected Participant will be nonforfeitable. The Employer, by written notice of termination of the Plan, shall direct the Trustee to reduce such assets of the Trust Fund to cash which are not designated by the Employer, or, in the case of a Participant-Directed Investment Account, as provided in Section 5.08, by the Participant, to be retained for distribution in kind. The Trustee shall cause a valuation of the Trust Fund to be made as of the date such assets are reduced to cash, at which time the balances of Accounts shall be brought up to date in accordance with Section 5.05. Upon completion of such accounting and receipt from the Employer of directions as to the form of distributions, the Trustee shall distribute the assets of the Trust Fund to the Participants or Beneficiaries, as the case may be, in accordance with such directions. Each Participant or Beneficiary who is entitled to receive a distribution may elect an option in accordance with Section 10.06(c) or (d), whichever applies. The manner in which the funds are applied in the case of a termination shall be subject to the requirements of ARTICLE 11.

17.05 Sponsor's Withdrawal of Participation in Master Plan. The Sponsor may withdraw its participation as a Sponsor of this Plan as a Master Plan. The Sponsor shall notify each Employer who has adopted the Plan that the Sponsor has withdrawn its participation. Such an Employer will be deemed to have an individually-designed plan at that point.

17.06 Failure of Qualification. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this Master/Prototype Plan and will be considered an individually-designed Plan. If the Employer's Plan fails to attain or retain qualification, the funds of such plan will be removed from this Master Trust as soon as administratively feasible.

17.07 Mergers. In the event of any merger or consolidation with, or transfer of assets to any other plan, each Participant will receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, consolidation or transfer (if the Plan had then terminated).

                                   ARTICLE 18
                                 MISCELLANEOUS

18.01 Liability of Employer. No Employee, Participant, Retired Participant or Beneficiary shall have any right or claim to any benefit under the Plan except in accordance with its provisions. The adoption of the Plan shall neither be construed as creating any contract of employment between the Employer and any Employee or otherwise conferring upon any Employee or other person any legal right to continuation of employment, nor as limiting or qualifying the right of the Employer to discharge any Employee without regard to the effect that such discharge might have upon his rights under the Plan.

18.02 Spendthrift Clause. Except for Plan loans to Participants as permitted by
ARTICLE 12 and the assignments provided therefor, no benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in
Section 4l4(p) of the Code, or any domestic relations order entered before January 1, 1985.

18.03 Successor Business of Employer. Unless this Plan is sooner terminated, any incorporated successor to the business of the Employer may continue the Plan and such successor shall thereupon succeed to all the rights, powers and duties of the Employer hereunder. The employment of any Employee who has continued in the employ of such successor shall not be purpose hereunder.

      In the event that the Employer is reorganized or dissolved for any reason without any provision being made for the continuance of this Plan by a successor to the business of the Employer, the Plan shall terminate and the assets shall be distributed as provided in Section 17.04(b) hereof.

18.04 Qualification by the Internal Revenue Service. This Plan is adopted by the Employer with the intent that it shall qualify, as provided in Sections 4.01(a) and 501(a) of the Code. Therefore, notwithstanding any provision of the Plan to the contrary, the Employer reserves the right, in the event of the failure of the Plan to qualify initially, as evidenced by receipt of a letter from the Internal Revenue Service that the Plan does not qualify, at its option to do either of the following:

            (a) to withdraw and terminate the Plan and Trust hereunder, in which event no Participant or Beneficiary shall, except with respect to a refund of his Employee Account, have any right or claim hereunder or to any benefit from the Plan without regard to the provisions of ARTICLE 17 hereof, whereupon all contributions shall be returned to the Employer, and the Trustee shall be discharged from all obligations hereunder; or

            (b) to amend the Plan in whole or in part, retroactively or otherwise, as is necessary or advisable so that the Plan shall qualify and continue to qualify.

18.05 Use Limited to Qualified Trusts. This Master Plan shall be made available by the Sponsor only to Plans established hereunder which shall meet, and continue to meet, the requirements of Sections 401(a) and 501(a) of the Code. Should this Master Plan be disqualified as to any adopting Employer, the funds held in Trust on behalf of said adopting Employer shall be segregated and appropriate disposition made thereof within a reasonable time after notice of such adverse determination of disqualification by the Internal Revenue Service.

18.06 Conflict of Provisions. If any provision or term of this Plan, or of the Trust Agreement entered into pursuant hereto, is deemed to be at variance with, or contrary to, any law of the United States or applicable state law, said provision shall be severable to the extent it does not disqualify the Plan under Sections 401(a) and 501(a) of the Code and the provision of the law shall be deemed to govern.

18.07 Definition of Words. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.

18.08 Titles. The titles of ARTICLES and Sections are included only for convenience and shall not be construed as a part of the Plan or in any respect to affect or modify its provisions.

                                    * * * * *

      IN WITNESS WHEREOF, the Sponsor hereby establishes this Plan on this 15th day of September, 1993.

                                       THE SPONSOR:

                                       BANKFIRST
                                       -----------------------------------------


ATTEST:                                By: /s/ Sheila H. Sterling
                                          --------------------------------------

/s/ Rosemary L. Collins                Title: Sr. Vice President & Trust Officer
----------------------------                 -----------------------------------

                                       Address:    625 Market Street
                                                   Knoxville, Tennessee 37902
                                       Telephone:  (615) 595-1125

                                    BANKFIRST

                 PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                             ADOPTION AGREEMENT #002

                                NON-STANDARDIZED

                               PROFIT SHARING PLAN

                                    BANKFIRST
--------------------------------------------------------------------------------
                               (Name of Employer)


                      BANKFIRST 401 (K) PROFIT SHARING PLAN
--------------------------------------------------------------------------------
                                 (Name of Plan)

                  Defined Contribution Basic Plan Document #01

                               ADOPTION AGREEMENT

                            PLAN SPONSOR INFORMATION

Name and Address:  BankFirst
                   625 Market Street
                   Knoxville, Tennessee 37902
Telephone:         (615) 595-1125

Authorized Representative:    SHEILA H. STERLING

       The undersigned Employer by executing this Adoption Agreement hereby adopts the BANKFIRST PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST of which this Adoption Agreement forms an integral part.

       The undersigned Trustee by executing this Adoption Agreement hereby accepts the duties and responsibilities of this position with respect to the Prototype Plan.

       Wherever the word "Plan" appears herein or in the Prototype Plan, it shall be deemed to mean the Prototype Plan as adopted by the Employer, together with all of the definitions and provisions applicable to it as elected herein.

       Limitations with respect to provisions available to the Employer are set out in parentheses. Marked brackets (x) indicate the provisions which do apply to the Plan. Brackets left unmarked ( ) indicate the provisions which do not apply to the Plan. Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

       The Plan Sponsor will inform the Employer of any amendments made to the Prototype Plan or of the discontinuance or abandonment of the Prototype Plan.

Plan Name:         BANKFIRST 401 (K) PROFIT SHARING PLAN

SECTION 1. PLAN INFORMATION.

(a)    The Employer hereby

       ( )   establishes the above named Plan

       (X) amends, restates, and continues the above named Plan, which was originally effective on JULY 1, 1993,

       ( ) amends, restates, and continues the above named Plan, which was previously named the _____________________________________________
             and which was originally effective on __________________, 19______,

       by adopting the BANKFIRST PROTOTYPE DEFINED CONTRIBUTION PLAN AND
       TRUST.

(b) The Effective Date of this Plan adoption or amendment shall be JULY 1, 1994

(c) The Limitation Year shall be

       (X) a calendar year ending on each December 31.

       ( ) the twelve (12) consecutive month period ending on _______________________________________________.

       If the Employer elects a year other than the calendar year, such period must be the same for all qualified plans of the Employer. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(d)    The Plan Year shall be

       (X) the twelve (12) consecutive month period which coincides with the Limitation Year.

       ( )   the twelve (12) consecutive month period commencing on
             ___________________ and each anniversary thereof.

       If the first Plan Year is a Short Plan Year (less than twelve (12) consecutive months), the first day of the short Plan Year shall be
       __________________________________________.

(e)    Three-digit number assigned to the Plan: 0 0 2


SECTION 2. EMPLOYER INFORMATION.

Name and Address:     BANKFIRST
                      625 MARKET STREET
                      KNOXVILLE, TENNESSEE 37902
Telephone:           (615) 595-1100

Date of incorporation or
commencement of business: January 02, 1922

Federal tax identification number:  62-0201360

Employer's fiscal year end: DECEMBER

Type of entity:

       (X) Corporation         ( ) Subchapter S Corporation
       ( ) Sole Proprietorship ( ) Partnership
       ( ) Tax Exempt Organization
       ( ) Professional Corporation
       ( ) Professional Association
       ( ) Governmental Entity

The Employer contributes to the following additional pension or profit-sharing plans:
______________________________________________________________________________

Prior Trustee, if applicable: ________________________________________________

SECTION 3. PLAN ADMINISTRATION.

(a)    The Trustee shall be:

       (X)   BANKFIRST

       ( )   Name:______________________________________________________________

             Address:___________________________________________________________

       ( )   Name:______________________________________________________________

             Address:___________________________________________________________

(b) The Plan Administrator shall be:

       (X)   The Employer, ATTN:      C. SUZI RAY

             Telephone:        (615) 595-1160

       ( )   Other: (specify)___________________________________________________

             Address:___________________________________________________________

             Telephone:(    )___________________________________________________

SECTION 4. EMPLOYEE CLASSES EXCLUDED. The following class(es), of individuals employed by the Employer shall not be eligible to participate in the Plan:

       (X)  no exclusions  ( ) hourly paid  ( ) salaried  ( ) commission paid

       ( ) employees included in a unit of employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the Regulations. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer.

       ( ) employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

       ( )  other (specify):________________________________________________

SECTION 5. ELIGIBILITY.

(a) Each Employee who is employed on the Effective Date of the Plan shall be eligible to participate in the Plan upon meeting the following eligibility requirements:

       (X)  attained the age of 18 (cannot exceed 21).

       (X) completed 6 MONTHS of Service (cannot exceed one (1) Year unless the Plan provides a nonforfeitable right to one hundred percent (100%) of the Participant's Account balance derived from Employer Contributions after not more than two (2) Years of Service in which case up to two (2) Years is permissible. In addition, if the Employer adopts the CODA permitting Elective Deferrals under the Plan, the minimum number of Years of Service required for participation in the CODA cannot exceed one (1). If the Year(s) of Service selected is or includes a fractional Year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional Year.)

       If this is a continuation of a Predecessor Plan, no Employee who has been a Participant under the Predecessor Plan and who is otherwise eligible to participate in this Plan shall be excluded from participation because of failure to satisfy the above age and Service requirements.

(b) Each Employee who is first employed after the Effective Date of the Plan shall be eligible to participate in the Plan upon meeting the following eligibility requirements:

       (X)   attained the age of 18 (cannot exceed 21).

       (X) completed 6 months of Service (cannot exceed one (1) Year unless the Plan provides a nonforfeitable right to one hundred percent (100%) of the Participant's Account balance derived from Employer Contributions after not more than two (2) Years of Service in which case up to two (2) Years is permissible. In addition, if the Employer adopts the CODA permitting Elective Deferrals under the Plan, the minimum number of Years of Service required for participation in the CODA cannot exceed one (1). If the Year(s) of Service selected is or includes a fractional Year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional Year.)

(Note: The selection of eligibility requirements in subsections (a) and (b) cannot discriminate in favor of Highly Compensated Employees.)

(c) The initial Eligibility Computation Period shall be the twelve (12) consecutive month period beginning on the Employment Commencement Date. The succeeding twelve (12) consecutive month periods shall be as follows:

       (X) The twelve (12) consecutive month period beginning on each anniversary of the Employee's Employment Commencement Date.

       ( ) Plan Years beginning with the Plan Year in which occurs the first anniversary of the Employee's Employment Commencement Date.

(d) The Plan Entry Date shall be as follows:

       ( )   The Employee's date of hire.

       ( ) The first day of the Plan Year in which the Employee meets the Plan's eligibility requirements.

       (X) The first day of the Plan Year coincident with or immediately following the date the Employee meets the Plan's eligibility requirements (note: this option cannot be selected if the eligibility requirements stated in Sections 5(a) and (b) exceed age 20-1/2 and/or 1/2 Year of Service).

       ( ) The first day of the Plan Year or the date six (6) months after the first day of the Plan Year coincident with or immediately following the date the Employee meets the Plan's eligibility requirements.
             If the first Plan Year is a short Plan Year (less than twelve (12) consecutive months), the Entry Date(s) for the short Plan Year shall be the first day of the short Plan Year (if the short Plan Year is six (6) consecutive months or less) OR the first day of the short Plan Year or the date six (6) months after the first day of the short Plan Year (if the short Plan Year is more than six (6) but less than twelve (12) consecutive months).

       ( ) The first day of the Plan Year or the date six (6) months after the first day of the Plan Year or the last day of the Plan Year coincident with or immediately following the date the Employee meets the Plan's eligibility requirements. If the first Plan Year is a short Plan Year (less than twelve (12) consecutive months), the Entry Date(s) for the short Plan Year shall be the first day of the short Plan Year or the last day of the short Plan Year (if the short Plan Year is six (6) consecutive months or less) OR the first day of the short Plan Year or the date six (6) months after the first day of the short Plan Year or the last day of the short Plan Year (if the short Plan Year is more than six (6) but less than twelve (12) consecutive months).

       ( ) The first day of the Plan Year nearest the date the Employee meets the Plan's eligibility requirements.

SECTION 6. HOURS OF SERVICE. Service shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan.

       (X) On the basis of actual hours for which an Employee is paid or entitled to payment.

       ( ) On the basis of days worked. An Employee shall be credited with 10 Hours of Service per day if under Section 2.33 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

       ( ) On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service per week if under Section 2.33 of the Plan such Employee would be credited with at least one
             (1) Hour of Service during the week.

       ( ) On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service per semi-monthly payroll period if under Section 2.33 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

       ( ) On the basis of months worked. An Employee shall be credited with one hundred ninety (190) Hours of Service per month if under
             Section 2.33 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.


SECTION 7. EMPLOYER CONTRIBUTIONS.

(a) The Employer shall contribute an amount for each Plan Year as follows:

       (X) a discretionary amount to be determined annually by the Employer.

       ( ) _______ % of each Participant's Compensation (maximum of 15%).

       ( ) ________% of profits in excess of $_____________

       ( ) other (describe, but notes must be in accordance with generally acceptable accounting principles):
             _________________________________________________________________
             _________________________________________________________________
             _________________________________________________________________

(b) Such contribution shall be ( ) out of Net Profits. (X) without regard to Net Profits.

(c) (Note: The following selections are optional.) Net Profits shall be defined as the amount of net income of the Employer

       ( ) determined before contributions to this Plan in accordance with accounting practices normally utilized by the Employer

       ( ) determined before contributions to this Plan in accordance with accounting practices normally utilized by the Employer and before adjustments for

             ( ) dividends  ( ) state income taxes ( ) federal income taxes
             ( ) excise taxes ( ) other:_______________________

       ( )   excluding, however

             ( ) gains or losses on the sale of capital assets
             ( ) income or losses from the sale of marketable securities
             ( ) dividends from shares of publicly owned companies
             ( ) net proceeds of any life insurance policies held by the
                 Employer

SECTION 8. ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

(a) Active Participants. Each Participant shall be eligible to share in Employer Contributions and Forfeitures for the Plan Year upon meeting the following requirements (note: choose one or both):

       ( )   employed by the Employer on the last day of the Plan Year.

       (X)   completed at least 1,000 Hours of Service during the Plan Year.

(b) Allocation of Employer Contributions and Forfeitures. Employer Contributions and Forfeitures shall be allocated as follows (Note: choose only one method):

       (X) NON-INTEGRATED. Employer Contributions and Forfeitures shall be allocated to each eligible Participant in the ratio that such Participant's Compensation bears to the Compensation of all Participants. (Note: The additional participation requirements of Section 13.02 (a) of the Plan must be met unless the Employer maintains a Money Purchase or Target Benefit Pension Plan and makes the minimum Top-Heavy allocations to such Plan.)

       ( )   INTEGRATED. The integration level is equal to:

             ( ) taxable wage base (the taxable wage base is the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year).

             ( ) $____________ (a dollar amount less than the taxable wage base).

             ( )   ________% of the taxable wage base (not to exceed 100%).

             Employer Contributions for the Plan Year plus any Forfeitures will be allocated to eligible Participants' Accounts as follows:

             STEP ONE: Employer Contributions and Forfeitures will be allocated to each eligible Participant's Account in the ratio that each Participant's total Compensation bears to all Participant's total Compensation, but not in excess of 3% of each Participant's Compensation.

             STEP TWO: Any Employer Contributions and Forfeitures remaining after the allocation in Step One will be allocated to each eligible Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants, but not in excess of 3%.

             STEP THREE: Any Employer Contributions and Forfeitures remaining after the allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the maximum profit-sharing disparity rate.

             If the integration level is equal to the taxable wage base, the maximum profit-sharing disparity rate is equal to 2.7%.

             If the integration level is not equal to the taxable wage base, the maximum profit-sharing disparity rate is equal to the percentage determined in accordance with the table below:

             If the integration level:

                                                          the applicable
                  is more than      but not more than     percentage is:
                  ------------      -----------------     --------------
                      $0                  X*                     2.7%
                    X* of TWB         80% of TWB                 1.3%
                   80% of TWB             Y**                    2.4%

             *X = the greater of $10,000 or 20% of the TWB
             **Y = any amount more than 80% of the TWB but less than 100% of the TWB.

             STEP FOUR: Any remaining Employer Contributions and Forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that Year.

             If an Employee's entry date for participation in the Plan is not the first day of the Plan Year, then the integration level ( ) shall ( ) shall not be prorated in the Plan Year in which the Participant enters or reenters the Plan in the ratio that the length of the Participant's participation in the Plan that Plan Year bears to the length of that entire Plan Year.

(c) Terminated Participants. (Note: These selections are optional) Participants who do not meet the requirements of (a) during the Plan Year shall not share in Employer Contributions and Forfeitures for such Plan Year except as provided below:

       ( ) if the Employer selected the first option in (a) only, then a Participant who terminates employment during the Plan Year on account of (choose as many as apply)

                   ( ) death         ( ) disability     ( ) retirement

             shall be entitled to share in the Employer Contributions and Forfeitures.

       ( ) if the Employer selected both options in (a), then a Participant who completes 1,000 Hours of Service during the Plan Year but who terminates employment during the Plan Year on account of (choose as many as apply)

                   ( ) death         ( ) disability     ( ) retirement

             shall be entitled to share in the Employer Contributions and Forfeitures.

       (X) if the Employer selected both options in (a) or the second option in (a) only, then a Participant who terminates employment during the Plan Year on account of (choose as many as apply)

                   (X) death         (X) disability     (X) retirement
             and who does not complete 1,000 Hours of Service during the Plan Year shall be entitled to share in the Employer Contributions and Forfeitures.

(d) Disabled Participants. The Employer may elect to make non-forfeitable contributions on behalf of Non-highly Compensated Employees who become disabled. Such contributions will be made on the basis of the compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming totally disabled. The Employer ( ) will ( ) will not make contributions on behalf of disabled Participants.

SECTION 9. COMPENSATION; SPECIAL DEFINITIONS. Compensation shall mean all of each Participant's:

       (X)   Wages, Tips and Other Compensation Box on Form W-2

       ( )   Section 3401(a) wages

       ( )   415 safe-harbor compensation

which is actually paid to the Participant during

       ( )   the Plan Year

       (X)   the calendar year ending with or within the Plan Year

       ( )   the Limitation Year ending with or within the Plan Year

       ( ) the period during the Plan Year the Employee is a Participant in the Plan

excluding (note: if the Plan is integrated with Social Security, option (f) must be selected)

       ( ) (a) overtime  compensation     ( ) (b)  discretionary  bonuses
       ( ) (c) contractual bonuses        ( ) (d)   _________%  of commissions
       ( ) (e) other (specify):  ________________________________________
       (X) (f) none  of the  above exclusions

Compensation (x) shall ( ) shall not include Employer Contributions made pursuant to a Salary Reduction Agreement which are not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

SECTION 10. EMPLOYEE CONTRIBUTIONS.

(a) Voluntary Contributions (non-deductible), unless elected in the CODA Adoption Agreement, are not permitted for Plan Years beginning after the Plan Year in which the Plan was adopted. Voluntary Contributions, and matching contributions as defined in Section 401(m) of the Code, if any, for Plan Years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code. If, under a previous plan, nondeductible employee contributions were allowed, this Plan will maintain a separate account for the nondeductible employee contributions of Participants.

(b) Deductible Contributions are not permitted for Plan Years beginning after 1986.

(c)    Rollover Contributions

       ( )   shall not be permitted.  ( )   shall be permitted.

       (X) shall be permitted only for those Employees who have met the eligibility requirements set forth in Section 5.

(d)    Trustee-to-Trustee Transfers

       ( ) shall be permitted. The Plan ( ) shall (X) shall not accept the transfer of assets from a defined benefit plan or money purchase pension plan (including a target benefit plan), or from a stock bonus plan or profit-sharing plan which would otherwise provide for life annuity form of payment to the Participant.

       ( ) shall be permitted only for those Employees who have met the eligibility requirements set forth in Section 5. The Plan ( ) shall ( ) shall not accept the transfer of assets from a defined benefit plan or money purchase pension plan (including a target benefit plan), or from a stock bonus plan or profit-sharing plan which would otherwise provide for a life annuity form of payment to the Participant.

       ( )   shall not be permitted.

SECTION 11. VESTING SCHEDULE.

(a) The nonforfeitable interest of each Employee in his or her Employer Contributions Account balance shall be determined on the basis of the following (note: if, under Section 5(a) and (b), more than one (1) Year of Service is required, "Nonforfeitable when made" must be checked):

       ( )   Nonforfeitable when made.

       ( )   100%  vesting  after  ______  (not to exceed 5) Years of  Vesting
             Service.

       (X)   20% vesting after 1 Year of Vesting Service.

             40% vesting after 2 Years of Vesting Service.

             60% (not less than 20) vesting after 3 Years of Vesting Service.

             80% (not  less  than  40) vesting after 4 Years of Vesting
             Service.

             100% (not less than 60) vesting after 5 Years of Vesting Service.

             100% (not less than 80) vesting after 6 Years of Vesting Service.

             100% vesting after 7 Years of Vesting Service.

(b)    For vesting purposes, a Year of Service will be measured by

       ( )   the Plan Year.

       (X) the twelve (12) consecutive month period commencing on the Employee's Employment Commencement Date and each subsequent twelve
             (12) consecutive month period commencing on the anniversary of such date.

SECTION 12. RESTRICTIONS ON YEARS OF VESTING SERVICE. All of an Employee's Years of Service with the Employer are counted to determine the nonforfeitable percentage in the Employee's Account balance derived from Employer Contributions except:

       (X)   Years of Service before age 18;

       ( ) Years of Service during a period for which the Employee made no mandatory contributions under a predecessor plan;

       ( )   Years of Service before the Employer maintained this Plan;

       ( ) Years of Service before the Employer maintained this Plan or a predecessor plan;

       ( ) Years of Service before January 1, 1971, unless the Employee has had at least three (3) Years of Service after December 31, 1970;

       ( ) Years of Service before the effective date of ERISA if such Service would have been disregarded under the break in service rules of the prior plan in effect from time to time before such date. For this purpose, break in service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an Employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specific period of time.

(Note: If tile Employer adopts the CODA option permitting Elective Deferrals under the Plan (Section 24), the "Rule of Parity" will not be applicable to Employees who make Elective Deferrals.)

SECTION 13. RETIREMENT AGES.

(a)    Normal Retirement. For each Participant, Normal Retirement Age shall be

       (X)   age 65 (not to exceed 65) years.

       ( ) the later of age___ (not to exceed 65) years or the _____ (not to exceed 5th) anniversary of the first day of the participation commencement date. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the participation commencement date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of
             (i) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (ii) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

(b)    Early Retirement.

       (X) Not applicable.

       ( )   The Early Retirement Age for each Participant shall be

             ( )   age ____ years.

             ( ) the later of age ___ years and/or the date he is credited with ___ Years of Service.

(c) Disability. (Note: This selection is optional) For purposes of the Plan, Disability shall not include a physical or mental condition which results directly or indirectly from

       ( )   injury intentionally self-inflicted,

       ( )   injury or disease resulting from military service, or

       ( ) injury or disease suffered or contracted prior to the Employee's Employment Commencement Date.

       ( )   other (specify):

(d) Payment of Benefits. Benefits under ARTICLE 10 of the Plan due a Participant upon Termination of Employment for a reason other than death, Disability or Normal or Early Retirement shall be paid to the terminated Participant or applied for his benefit from his Account(s) as follows (note: select only one):

       ( ) not later than 60 days following the close of the Plan Year in which the Participant's Termination of Employment occurs, or as soon as practicable thereafter.

       ( ) not later than 60 days following the close of the Plan Year during which the Participant incurs a one (1) year Break in Service, or as soon as practicable thereafter.

       ( ) not later than 60 days following the close of the Plan Year during which the terminated Participant attains what would have been his Normal Retirement Age.

       ( ) in a manner uniformly and nondiscriminatorily established by the Administrator and not otherwise in contravention of Section 10.02 of the Plan.

SECTION 14, PARTICIPANT LOANS. Participant loans

       ( ) shall be permitted (complete attached Exhibit 1).

       (X) shall not be permitted.

SECTION 15. WITHDRAWALS.

(a)    Employer Contributions.

       (X) Withdrawals from a Participant's Employer Contributions Account shall not be permitted.

       ( ) Withdrawals of up to _______% (note: not more than 100%) of a Participant's vested interest in his Employer Contributions Account shall be permitted in accordance with Section 10.05 of the Plan.

(b) Employee Contributions. (Note: This section of the Adoption Agreement should be filled out only if the Plan permitted Voluntary Contributions for Plan Years beginning on or before the Effective Date and/or if
       Section 24, Item 7 is selected.)

       ( ) Withdrawals from a Participant's Voluntary Contributions Account shall not be permitted.

       (X) Withdrawals of up to 100 % (note: not more than 100%) of a Participant's Voluntary Contributions Account shall be permitted.

(c) Rollover Contributions. (Note: This section of the Adoption Agreement should be filled out only if Rollover Contributions are a feature of this Plan.)

       ( ) Withdrawals from a Participant's Rollover Account shall not be permitted.

       (X) Withdrawals of up to 100% (note: not more than 100%) of a Participant's Rollover Account shall be permitted.

SECTION 16. TOP-HEAVY PLANS. This section automatically applies only in Plan Years in which the Plan is Top-Heavy, but all options herein must be completed in case the Plan ever becomes Top-Heavy.

(a) Single Plan-Minimum Contributions and Allocations. Notwithstanding the provisions of Section 8, and before any contributions are allocated thereunder, minimum Employer Contributions shall be made and allocated pursuant to Section 13.02 of the Plan in a Plan Year in which the Plan is Top-Heavy.

(b) Minimum Vesting. Notwithstanding the provisions of Section 11, the vested interest of each Employee in his Employer Contributions Account in a Plan Year in which the Plan is Top Heavy shall be determined, pursuant to
       Section 13.03 of the Plan, on the basis of the following vesting schedule, unless an equal or a more rapid vesting schedule has been selected in Section 11:

       ( )   100% vesting after ______ (not to exceed 3) Years of Vesting
             Service.

       ( X)  20% vesting after 1 Year of Vesting Service.

             40% (not less than 20) vesting after 2 Years of Vesting Service.

             60% (not less than 40) vesting after 3 Years of Vesting Service.

             80% (not less than 60) vesting after 4 Years of Vesting Service.

             100% (not less than 80) vesting after 5 Years of Vesting Service.

             100% vesting after 6 Years of Vesting Service.

       If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election rule in
       Section 17.01(c) of the Plan applies.

(c) Multiple Plans-Minimum Contributions and Allocations. This subsection shall only apply if you sponsor another qualified retirement plan.

       (i) Code Section 415(e) Buy-Backs. If another retirement plan is a qualified defined benefit plan, and if for a Plan Year the plans are Top-Heavy (but not Super Top Heavy), then the "Code Section 415(e) buy back" provisions, as defined in Section 13.04 of the Plan,

                   ( ) shall be utilized, so that 125%

                   ( ) shall not be utilized, so that 100%
               of the dollar limitations set out in Section 5.07 of the Plan shall be used in computing the Defined Benefit Fraction and the Defined Contributions Fraction.

       (ii)  Minimum Accruals.

             ( ) Even though the Plan is not a Paired Plan, the Plan shall be considered to be subject to the Paired Plan minimum allocation provisions of ARTICLE 14 of the Plan as if it were a Paired Plan.

             ( ) The following overriding provisions shall control instead of the Paired Plan provisions regarding minimum accruals:

              ____________________________________________________________
              ____________________________________________________________
              ____________________________________________________________

       (iii) No Duplicate Benefits. For Plan Years beginning before January 1, 1992, if another retirement plan is a qualified defined contribution plan which is to be treated as a Paired Plan, then the required minimum Employer Contributions and allocations shall be provided only under

                   ( ) this Plan.    ( ) the other qualified defined
                                         contribution plan.

             For Plan Years beginning after December 31, 1991, if another retirement plan is a qualified defined contribution or defined benefit plan which is to be treated as a Paired Plan, then the required minimum Employer Contributions and allocations shall be provided under each paired plan.

       (iv) Present Value. For purposes of establishing Present Value to compute the Top-Heavy Ratio for the Plan as set forth in Section 13.01(c) of the Plan, any benefit under a qualified defined benefit pension plan maintained by the Employer shall be discounted only for mortality and interest based on the following factors which, if a lump sum benefit is available, should be the factors used to compute a lump sum benefit:

             Mortality Table:

             ( )   the UP-1984 Mortality Table

             ( )   as provided in the qualified defined benefit pension plan

             ( )   other:___________________________________________

             Interest Rate:

             ( ) the current rate specified for the purchase of immediate annuities by the Pension Benefit Guaranty Corporation

             ( )   as provided in the qualified defined benefit pension plan

             ( )   other:___________________________________________

       (v) Valuation Date. For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be:

             ( )   The Limitation Year selected in Section 1(c).

             ( )   The twelve (12) consecutive month period ending on
                   __________________________________________

SECTION 17. INVESTMENTS. (Note: Choose any one option or permitted combination of options.)

(a) Investment decisions with respect to the portion of the assets of the Plan indicated below shall be controlled as follows (note: all selections must total 100% of assets and shall be measured as of the execution date of this Adoption Agreement, or such other date as set by tire Employer):

             ( ) ______% (not more than 100%) controlled by the Trustee in its sole discretion.

             ( ) _____% (not more than 100%) controlled by an Investment Manager appointed by the Employer pursuant to the provisions of Section 16.04 of the Plan.

             ( ) _____% (not more than 100%) controlled by each Participant, with respect to his Accounts other than his Employer Contributions Account pursuant to the provisions of Section
                   5.08 of the Plan.

             (X) other: 100% CONTROLLED BY TRUSTEE AT DIRECTION OF ADVISORY COMMITTEE

(b)          ( )   Although the Trustee or an Investment Manager has been
                   designated above to control a portion of the investments, notwithstanding the portion of investment control designated above, the Administrator may elect to permit each Participant to have the right, at the Participant's discretion, to control the investment of the:

                   ( )   full value of his Accounts.

                   ( ) vested amount of his Employer Contributions Account and the amount of his other Accounts.

(c)          ( )   The Trustee may delegate its duty physically to hold and
                   safeguard the assets of the Plan to the Sponsor as custodian.

(d)          (X)   Investment by the Plan in Qualifying Employer Securities
                   shall be permitted, provided the requirements of Sections
                   406, 407 and 408 of ERISA are met, to a maximum of 20 %
                   (note: not more than 100%) of:

                    (X) that portion of the Trust Fund attributable to Employer Contributions and Forfeitures.

                    ( ) the value of the entire Trust Fund (note: election of this second option may require the registration of such securities with the Securities and Exchange Commission).

             With respect to the voting of such Qualifying Employer Securities, the following entity shall vote such shares (note: select only one):

                    (X)   the Trustee.

                    ( ) the Participant to whose Account the shares have been allocated.

                    ( )   the Administrator or, if appointed, the Committee.

SECTION 18. INSURED DEATH BENEFIT.

             (X)   No life insurance shall be provided under the Plan.

             ( ) An additional death benefit may be provided through the purchase of life insurance policies at the election of a Participant in accordance with Section 8.02 of the Plan.

SECTION 19. JOINT AND SURVIVOR ANNUITY.

(a) Benefits under the Plan ( ) may (X) may not be paid in the form of an annuity involving life contingencies. (Note: Optional forms of benefit payment may not be eliminated.)

(b) If benefits may be paid in the form of an annuity, then the Qualified Joint and Survivor Annuity shall be an annuity with 50% of the annuity benefit continuing to a Participant's surviving Spouse at the Participant's death, unless a greater percentage is elected below:

            ( ) 75%      ( ) 100%.

SECTION 20. LIMITATION ON ALLOCATIONS. If you maintain or ever maintained another qualified plan (other than Paired Plan #003 or #005) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this Section. You must also complete this Section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

(a)    ( )   If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (note: select only one option):

             ( ) The provisions of Sections 5.07(b) and (c) of the Plan will apply as if the other plan were a master or prototype plan.


             ( ) The amount of Annual Additions allocated to any Participant's Accounts under this Plan shall be limited to the Maximum Permissible Amount, and excess amounts will be properly reduced, as follows:

                   _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

       ( )   This situation is not applicable.

(b)    ( )   If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer (note: select only one option):

             ( ) In any Limitation Year, the Annual Additions credited under this Plan to the Participant may not cause the sum of the Defined Benefit Fraction and Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the Limitation Year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals
                   1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 5.07(a)(iv) of the Plan.

             ( )   The amount of Annual Additions allocated to any
                   Participant's Accounts under this Plan shall be limited
                   to the Maximum Permissible Amount, and Excess Amounts will be properly reduced, as follows:
                   _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

       ( )   This situation is not applicable.

(c) The Limitation Year is the following twelve (12) consecutive month period:

       ( )   The Limitation Year selected in Section 1(c).

       ( )   The twelve (12) consecutive month period ending on
             _________________________________________.

SECTION 21. SERVICE WITH PREDECESSOR EMPLOYER. Employment with the following Predecessor Employer(s) shall be considered Service with the Employer for all purposes of the Plan. (Note: If the Employer is maintaining a tax-qualified plan of a Predecessor Employer, that Predecessor Employer must be listed; place an asterisk (*) after the name of any such Predecessor Employer.):

       (X)   There are no such predecessor employers.
       ( )   (1)___________________________________________
             (2)___________________________________________
             (3)___________________________________________

SECTION 22. CONTROLLED GROUP MEMBERS. The following employers are Controlled Group Members:

       (X)   There are no such employers.
       ( )   (1)___________________________________________
             (2)___________________________________________
             (3)___________________________________________

SECTION 23. CONTROLLED GROUP MEMBERS WHO ARE ADOPTING EMPLOYERS. The following Controlled Group Members have adopted the Plan for which a single Trust Fund may be used for the investment of the Trust Fund:

       (x)   There are no such Employers.
       ( )   (1)___________________________________________
             (2)___________________________________________
             (3)___________________________________________

SECTION 24. CODA OPTION.

 (X) Check here and complete the following provisions if Elective Deferrals are permitted under this Plan.

      Item 1. Employer Contributions Under the CODA Option.

(x) Check here if the Employer may make contributions to the CODA without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year.

       Item 2. Elective Deferrals.

(a) A Participant may elect pursuant to a Salary Reduction Agreement to have his or her Compensation reduced by the following percentage or amount per pay period as designated in writing to the Administrator (check the applicable option and fill in the appropriate blank):

       (x)   An amount not in excess of 10 % of a Participant's Compensation.

       ( ) An amount not in excess of $_____ (enter a specified dollar amount) of a Participant's Compensation.

       No Participant shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of $7,000, multiplied by the Adjustment Factor.

(b)    (i)   A Participant may elect to commence Elective Deferrals as of
             Jan 1 & July 1 (enter at least one date or period during a calendar year). Such election shall become effective as of the first pay period following the pay period during which the Participant's election to commence Elective Deferrals was made, or as soon as administratively feasible thereafter.

       (ii) A Participant's election to have Elective Deferrals made shall remain in effect until the Salary Reduction Agreement is modified or terminated. A Participant may (1) modify the amount of Elective Deferrals as of Jan 1 & July 1 (enter at least one date or period during a calendar year) or (2) terminate Elective Deferrals at any time. Such election shall become effective as of the first pay period following the pay period during which the Participant's election to modify or terminate Elective Deferrals was made, or as soon as administratively feasible thereafter.

(c)    ( )   Check here if a Participant may amend his salary reduction agreement to increase the amount of the Compensation reduction for the last complete payroll period of the Plan Year.

(d)    ( )   Check here if a Participant may base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the CODA or received by the Participant in cash. A Participant shall be afforded a reasonable period to elect to defer amounts described in this subsection (d). Such election shall become effective as of the first pay period following the pay period during which the Participant's election to make such Elective Deferrals was made, or as soon as administratively feasible thereafter.

(e) A Participant shall designate the amount and frequency of his or her Elective Deferrals in the form and manner specified by the Administrator.

       Item 3. Qualified Non-elective Contributions.

(a) The Employer (X) will ( ) will not make Qualified Non-elective Contributions to the Plan. If the Employer does make such Contributions to the Plan, then the amount of such Contributions for each Plan Year shall be (elect one):

       ( ) an amount equal to ______% (not to exceed 15%) of the Compensation of all Participants eligible to share in the allocation.

       ( ) _____% of the net profits, but in no event more than $__________ for any Plan Year.

       (X) an amount as determined by the Employer.

(b) Allocation of Qualified Non-elective Contributions shall be made to the Accounts of (elect one):

          (X) all Participants   ( ) only Participants who are Non-highly
                                     Compensated Employees

       who (elect one):

       ( ) are eligible to make Elective Deferrals at any time during the Plan Year.

       (X) are eligible to make Elective Deferrals at any time during the Plan Year and who satisfy the requirements of Section 8(a) or (c).

(c) Allocation of Qualified Non-elective Contributions shall be made (elect one):

       (X) in the ratio in which each eligible Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for such Plan Year.

       ( ) in the ratio in which each eligible Participant's Compensation not in excess of $____ for the Plan Year bears to the total Compensation of all eligible Participants not in excess of $____ for such Plan Year.

(d) In accordance with Section 6.13 of the Plan, allocations of special Qualified Non-elective Contributions to each Non-highly Compensated Employee's Account shall be made (elect one)

       (X) in the ratio which each Non-highly Compensated Employee's Compensation for the Plan Year bears to the total Compensation of all Non-highly Compensated Employees for such Plan Year.

       ( ) in the ratio in which each Non-highly Compensated Employee's Compensation not in excess of $_______ for the Plan Year bears to the total Compensation of all Non-highly Compensated Employees not in excess of $________ for such Plan Year.

       Item 4. Qualified Matching Contributions.

(a) The Employer ( ) will ( X) will not make Qualified Matching Contributions to the Plan. If the Employer does make such Contributions to the Plan for a Plan Year, then such contributions shall be made on behalf of (elect one):

             ( ) all Participants   ( ) all Participants who are Non-highly
                                        Compensated Employees

       who make (elect one):

       ( )   eligible contributions during the Plan Year.

       ( ) eligible contributions during the Plan Year and who satisfy the requirements of Section 8(a) or (c).

(b)    "Eligible contributions" shall include (elect one or both)

             (X) Elective Deferrals   (  ) Employee Contributions

(c) The Employer shall contribute and allocate to each Participant's Qualified Matching Contributions Account as follows:

       ( ) an amount equal to ____% of the Participant's eligible contributions for the Plan Year.

       ( ) an amount equal to _____% of the Participant's eligible contributions for the Plan Year up to ____% of the Participant's Compensation for the Plan Year.

                                      PLUS

             an amount equal to ________% (note: must be less than the % first indicated above) of eligible contributions for the Plan Year which exceeds ________% of Compensation for the Plan Year but does not exceed ________% of Compensation for the Plan Year.

       ( ) an amount to be determined annually by the Employer based on (optional):

             ( )   the Participant's eligible contributions not exceeding
                   ________% of the Participant's Compensation for the Plan
                   Year.

             ( ) the first $____________ of the Participant's eligible contributions for the Plan Year.

(d)    Qualified Matching Contributions shall be 100% vested when made.

       Item 5. Actual Deferral Percentage.

(a) Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages. In determining Elective Deferrals for the purpose of the ADP test, the Employer shall include (elect, as appropriate)

             ( ) Qualified Matching Contributions

             (X) Qualified Non-elective Contributions

       under this Plan or any other plan of the Employer, as provided by regulations under the Code.

(b) The amount of Qualified Matching Contributions made under Item 4 of this CODA Option and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

       ( )   all such Qualified Matching Contributions

       ( ) such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage test stated in Section 6.04 of the Plan.

(c) The amount of Qualified Non-elective Contributions made under Item 3 of this Section 24 and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

       (X)   all such Qualified Non-elective Contributions.

       ( ) such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test stated in Section 6.04 of the Plan.

       Item 6. Claims for Excess Elective Deferrals. Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Administrator by ______(SPECIFY A DATE BEFORE APRIL
15).

       Item 7. Voluntary Non-deductible Contributions.

       ( ) Check here and complete the provisions below if Employees may make Voluntary Non-deductible Contributions to the Plan.

       Voluntary Non-deductible Contributions shall be made

       ( ) regularly by payroll deduction, and shall share in investment income for the Plan Year for which made

       ( ) as determined by the Participant, and shall not share in investment income for the Plan Year for which made and shall be

       ( )   combined with other Plan assets for investment purposes.

       ( ) invested separately from other Plan assets in an account consisting of certificates of deposit, money market certificates, collective investment trusts, other short-term debt security instruments or any other investments acceptable to the Trustee.

       Item 8. Matching Contributions.

(a) The Employer (X)) will ( ) will not make Matching Contributions to the Plan. If the Employer does make such Contributions to the Plan for a Plan Year, then such Contributions shall be made on behalf of (elect one):

             (X) all Participants     ( ) all Participants who are Non-highly
                                          Compensated Employees

       who make (elect one):

       ( )   eligible contributions during the Plan Year.

       (X) eligible contributions during the Plan Year and who satisfy the requirements of Section 8(a) or (c).

(b)    "Eligible contributions" shall include (elect one or both)

            (X)  Elective Deferrals   ( ) Employee Contributions

(c) The Employer shall contribute and allocate to each eligible Participant's Matching Contributions Account as follows:

       ( ) an amount equal to ____% of the Participant's eligible contributions for the Plan Year.

       (X) an amount equal to 100% of the Participant's eligible contributions for the Plan Year up to 4% of the Participant's Compensation for the Plan Year

                                      PLUS

             an amount equal to _________% (note must be less than the % first indicated above) of eligible contributions for the Plan Year which exceeds ________% of Compensation for the Plan Year but does not exceed ________% of Compensation for the Plan Year.

       ( ) an amount to be determined annually by the Employer based on (optional):

             ( )   the Participant's eligible contributions not exceeding
                   _________% of the Participant's Compensation for the Plan
                   Year.

             ( ) the first $_____________ of the Participant's eligible contributions for the Plan Year.

       Item 9. Vesting of Matching Contributions.

(a) Matching Contributions will be vested in accordance with the following schedule (elect one)

       ( )   Nonforfeitable when made.

       ( ) The profit-sharing plan's general vesting schedule, other than that for Elective Deferrals.

       ( )   100% vesting after ___ (not to exceed 5) Years of Vesting Service.

       (X)   20% vesting after 1 Year of Vesting Service.
             40% vesting after 2 Years of Vesting Service.
             60% (not less than 20) vesting after 3 Years of Vesting Service. 80% (not less than 40) vesting after 4 Years of Vesting Service. 100% (not less than 60) vesting after 5 Years of Vesting Service. 100% (not less than 80) vesting after 6 Years of Vesting Service. 100% vesting after 7 Years of Vesting Service.

       If the Plan is Top Heavy pursuant to ARTICLE 13 of the Plan, the vesting schedule selected in Section 16(b) shall apply.

(b)    (X)   Check here if Forfeitures of Matching Employer Contributions are to
             be applied to reduce the Matching Employer Contributions for the Plan Year in which such Forfeitures occur.

       (Note: If this option is not selected, Forfeitures of Matching Employer Contributions will be allocated as additional Employer Contributions in accordance with Section 8.)

       Item 10. Average Contribution Percentage.

(a) In computing the Average Contribution Percentage, the Employer shall take into account, and include as Contribution Percentage Amounts,

             (X) Elective Deferrals  (X) Qualified Non-elective Contributions under this Plan or any other plan of the Employer, as provided +by regulations.

(b)    The amount of Qualified Non-elective Contributions that are made under
       Item 3 of this CODA Option and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

      (X)    all such Qualified Non-elective Contributions.

      ( ) such Qualified Non-elective Contributions that are needed to meet the Average Contribution Percentage test stated in Section 6.11 of the Plan.

(c) The amount of Elective Deferrals made under Item 2 of this CODA option and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

       (X)   all such Elective Deferrals.

       ( ) such Elective Deferrals that are needed to meet the Average Contribution Percentage test stated in Section 6.11 of the Plan.

(d)   Forfeitures of Excess Aggregate Contributions shall be

       (X) applied to reduce Employer Contributions for the Plan Year in which the Excess arose, but allocated as in the following option, to the extent the Excess exceeds Employer Contributions or the Employer has already contributed for such Plan Year.

       ( ) allocated, after all other Forfeitures under the Plan, to the Matching Contributions Account of each Non-highly Compensated Employee who made Elective Deferrals or Employee Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for such Plan Year.

       Item 11. Hardship Distributions.

       (X) Check here if the Employer permits distributions of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) in the event of hardship. In the event a Participant receives a hardship distribution:

        (a) the Participant's Elective Deferrals (and Voluntary Non-Deductible Contributions) will be suspended for twelve (12) months after the receipt of the hardship distribution, and

       (b) the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less that amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

       Item 12. Limitations on Contributions. Amounts that are contributed or allocated to the Accounts of each Participant under the Plan must not, when aggregated with amounts that are contributed or allocated to the accounts of each Participant under any other plan or plans in accordance with the provisions of the underlying Plan document, exceed the applicable limitations on contributions and allocations as stated in the underlying Plan document and otherwise required under Section 415 of the Code and the regulations thereunder.

       Item 13. Compensation.

(x) Check here if, in addition to Compensation as defined in Section 2.13 of the Plan, Compensation shall also include Compensation which is not currently includible in the Participant's gross income by reason of the application of Section 125, 402(a)(8), 402(h)(l)(B), or 403(b) of the Code.

       Item 14. Look-Back Year.

( ) Check here if the "look-back" year is to be the twelve-month period immediately preceding the Plan Year for which testing is performed, pursuant to Section 2.32(1). of the Plan.

( ) Check here if the "look-back year" is to be the calendar year ending with or within the Plan Year for which testing is being performed, pursuant to
       Section 2.32(2) of the Plan.

       Item 15. Highly Compensated Employee.

( ) The simplified definition of Highly Compensated Employee in Section 2.32 of the Plan for Employers that maintain significant business activities (and employ employees) in at least two significantly separate geographic areas will apply.


The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with Basic Plan document #01.

                                  *    *    *   *    *

       IN WITNESS WHEREOF, the Employer and the undersigned Trustee(s) have caused this Adoption Agreement to be executed this 12th day of July, 1994.

                             THE EMPLOYER:

                             BankFirst
                             --------------------------------------------------
ATTEST:
/s/ Vickie T. Mynatt         By: /s/ Fred R. Lawson
----------------------          -----------------------------------------------
    Vickie T. Mynatt         Title: President & CEO
                                   --------------------------------------------

                             ADOPTING EMPLOYER:

                             BankFirst
                             --------------------------------------------------
ATTEST:
/s/ Vickie T. Mynatt         By: /s/ David Allen
----------------------          -----------------------------------------------
    Vickie T. Mynatt         Title: Senior Vice President--Financial Officer
                                   --------------------------------------------

                             ADOPTING EMPLOYER:

                             BankFirst
                             --------------------------------------------------
ATTEST:
 /s/ Vickie T. Mynatt        By: /s/ C. Suzi Ray
----------------------          -----------------------------------------------
     Vickie T. Mynatt       Title:  Senior Vice President--Human Resources
                                   --------------------------------------------


                             THE TRUSTEE:

                             BankFirst
                             --------------------------------------------------
ATTEST:
 /s/ Vickie T. Mynatt        By: /s/ Sheila H. Sterling
----------------------          -----------------------------------------------
     Vickie T. Mynatt        Title:  Senior Vice President & Trust Officer
                                   --------------------------------------------


                             THE CUSTODIAN (only if Sponsor named custodian):

                             --------------------------------------------------
ATTEST:
                             By:
----------------------          -----------------------------------------------
                              Title:
                                    -------------------------------------------

                             FIRST AMENDMENT TO THE

            BANKFIRST PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                               BASIC DOCUMENT #01

--------------------------------------------------------------------------------

      WHEREAS, BankFirst (Sponsor) established the BankFirst Prototype Defined Contribution Plan and Trust #01 (Prototype Plan); and

      WHEREAS, the Sponsor has been expressly delegated the authority by the adopting Employers of the Prototype Plan to amend the Prototype Plan as the Sponsor deems necessary or desirable; and

      WHEREAS, the Internal Revenue Service, under Revenue Procedure 93-12, requires that the Prototype Plan be amended to comply with the Unemployment Compensation Amendments of 1992;

      NOW, THEREFORE, the Prototype Plan is hereby amended as follows:

                                       I.

      Add to the end of the Prototype Plan new ARTICLE 19 to read as follows:

                                   ARTICLE 19
                                DIRECT ROLLOVERS

            19.01 Election of Direct Rollover. This ARTICLE applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this ARTICLE, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

            19.02 Definitions.

            (a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; or

                  (ii) any distribution to the extent such distribution is
            required under Section 401(a)(9) of the Code; and

                  (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

            (b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

            (c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

            (d) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                      II.

The effective date of this First Amendment shall be January 1, 1993.

                                      III.

In all other respects, the Prototype Plan is ratified and confirmed.

                                    * * * * *

      IN WITNESS WHEREOF, the Sponsor hereby adopts this First Amendment on this 15th day of September, 1993.

                                       THE SPONSOR:

                                       BANKFIRST
                                       -----------------------------------------


ATTEST:                                By: /s/ Sheila H. Sterling
                                          --------------------------------------

/s/ Rosemary L. Collins                Title: Sr. Vice President & Trust Officer
----------------------------                 -----------------------------------

                            SECOND AMENDMENT TO THE

                                   BANKFIRST

                 PROTOTYPE DEFINED CONTRIBUTION PLAY AND TRUST

                               BASIC DOCUMENT #01

--------------------------------------------------------------------------------

      WHEREAS, BankFirst (Sponsor) established the BankFirst Prototype Defined Contribution Plan and Trust #01 (Prototype Plan), and the Adoption Agreements for such Prototype Plan having received favorable opinion letters from the Internal Revenue Service, dated as of May 10, 1990; and

      WHEREAS, the Sponsor has been expressly delegated the authority by the adopting Employers of the Prototype Plan to amend the Prototype Plan as the Sponsor deems necessary or desirable; and

      WHEREAS, the Internal Revenue Service, under Revenue Procedure 94-13, requires that the Prototype Plan be amended to comply with the Omnibus Budget Reconciliation Act of 1993 (OBRA '93);

      NOW, THEREFORE, the Prototype Plan is hereby amended as follows:

                                       I.

      Add to the end of Section 2.13, entitled Compensation, to read as follows:

            In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

            For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

            If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                      II.

The effective date of this Second Amendment shall be January 1, 1994.

                                      III.

In all other respects, the Prototype Plan is ratified and confirmed.

                                    * * * * *

      IN WITNESS WHEREOF, the Sponsor hereby adopts the Second Amendment on this 15th day of June, 1994.

                                       THE SPONSOR:

                                       BANKFIRST


ATTEST:                                By: /s/ Sheila H. Sterling
                                          --------------------------------------

/s/ [ILLEGIBLE]                        Title: Sr. Vice President & Trust Officer
----------------------------                 -----------------------------------

                             THIRD AMENDMENT TO THE

                                   BANKFIRST

                 PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST

                               BASIC DOCUMENT #01

--------------------------------------------------------------------------------

      WHEREAS, BankFirst (Sponsor) established the BankFirst Prototype Defined Contribution Plan and Trust #01 (Prototype Plan), and the Adoption Agreements for such Prototype Plan having received favorable opinion letters from the Internal Revenue Service, dated as of May 10, 1990; and

      WHEREAS, the Sponsor has been expressly delegated the authority by the adopting Employers of the Prototype Plan to amend the Prototype Plan as the Sponsor deems necessary or desirable; and

      WHEREAS, the Internal Revenue Service, under Revenue Procedure 9347, requires that the Prototype Plan be amended to reflect the modifications made by Notice 93-26, 1993-18 L.R.B. 11, to the 30-day notice requirement under Section 1.411(a)-11(c) of the Income Tax Regulations;

      NOW, THEREFORE, the Prototype Plan is hereby amended as follows:

                                       I.

      Add a new paragraph to the end of Section 10.03(a), entitled Restrictions on Immediate Distribution, to read as follows:

            If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the participant, after receiving the notice, affirmatively elects a distribution.

                                      II.

The effective date of this Third Amendment shall be January 1, 1994.

                                      III.

In all other respects, the Prototype Plan is ratified and confirmed.

                                    * * * * *

      IN WITNESS WHEREOF, the Sponsor hereby adopts this Third Amendment on this 10th day of October, 1995.

                                       THE SPONSOR:

                                       BANKFIRST


ATTEST:                                By: /s/ Sheila H. Sterling
                                          --------------------------------------

/s/ Mary Jane Disney                   Title: Sr. Vice President & Trust Officer
----------------------------                 -----------------------------------

                                    BANKFIRST

                                BOARD RESOLUTION

 May 12,1998

                            Merger of Curtis Mortgage Company Profit Sharing Plan into BankFirst 401(k) Profit Sharing Plan

WHEREAS, in connection with the acquisition by BankFirst of Curtis Mortgage Company, staff and counsel have proposed that the Curtis Mortgage Company Plan be merged into the BankFirst 401(k) Profit Sharing Plan upon the completion of satisfactory due diligence review of the Curtis Mortgage Plan.

WHEREAS, the intention and purpose of the merger is to preserve all account balances and benefits and rights under the Curtis Mortgage Company Plan with respect to the merger of these accounts into the BankFirst 401(k) Profit Sharing Plan, as required by IRS Regs. 1.414(1)-1;

RESOLVED, the Board of Directors hereby approves the merger into the BankFirst 401(k) Profit Sharing Plan of the Curtis Mortgage Company Plan, effective as of June 1, 1998, pursuant to the general terms of the Merger Agreement, a copy of which is attached hereto as Exhibit II; and authorizes and directs the President or his designee to complete the due diligence review, and subject to such amendments as he deems appropriate or necessary, to execute the Merger Agreement on behalf of BankFirst and to take all actions necessary or appropriate to put the Merger Agreement into full force and effect.

                                                  Vickie L. Mynatt
                                                  ---------------------------
                                                  Secretary

                                                  May 12, 1998
                                                  ---------------------------
                                                  Date

                          CURTIS MORTGAGE COMPANY, INC.
                                BOARD RESOLUTION

A meeting of the Board of Directors was held at the office of BankFirst on April 13, 1998.

All Directors were present.

Upon  motion  duly  made,  seconded  and  unanimously   adopted,  the  following
resolutions were enacted:

Freeze of Contributions to Curtis Mortgage Company, Inc. Profit Sharing Plan

      WHEREAS, Curtis Mortgage Company, Inc., sponsors the Curtis Mortgage Company, Inc. Profit Sharing Plan ("Plan"); and

      WHEREAS, due to the acquisition of Curtis Mortgage by BankFirst and the consolidation of their employee retirement plans, the President has recommended that it is in the best interest of Curtis Mortgage Company, Inc. to freeze Employee and Employer contributions to the Plan as of February 28, 1998, being the date Curtis Mortgage eligible employees became participants in the BankFirst 401(k) Plan;

      RESOLVED, THAT Curtis Mortgage Company, Inc. hereby approves and adopts an amendment to the Plan in substantially such form as is attached hereto as
Exhibit I, which amendment, upon execution by Curtis Mortgage Company, Inc., confirms and ratifies the freeze of all Employer and Employee contributions to the Plan as of February 28, 1998.

      FURTHER RESOLVED, that the President of Curtis Mortgage Company, Inc. be, and hereby is, authorized and directed to execute and deliver the amendment to the Plan in substantially such form as is attached hereto as Exhibit I.

Appointment of BankFirst as Successor Trustee of Profit Sharing Plan

      RESOLVED, that the resignation or removal of SunTrust Bank, Knoxville, as Trustee of the Curtis Mortgage Company, Inc. Profit Sharing Plan, effective as of April 1, 1998, should be accepted, ratified and confirmed;

      FURTHER RESOLVED, that the appointment of BankFirst as Trustee of the Curtis Mortgage Company, Inc. Profit Sharing Plan, is hereby approved, ratified and confirmed, effective as of April 1, 1998;

      FURTHER RESOLVED, that the President is authorized and directed to take all actions necessary or appropriate to put the foregoing resolutions into full force and effect, and his prior actions are hereby ratified and endorsed.

Transfer of Curtis Mortgage Company. Inc. Profit Sharing Plan into BankFirst 401(k) Profit Sharing Plan.

      WHEREAS, in connection with the acquisition of Curtis Mortgage Company, Inc. by BankFirst, staff and counsel have proposed that the Curtis Mortgage Company, Inc. Profit Sharing Plan be merged into the BankFirst 401(k) Profit Sharing Plan; and

      WHEREAS, the intention and purpose of the merger is to preserve all account balances and benefits and rights under the Curtis Mortgage Company, Inc. Profit Sharing Plan with respect to the merger of the Curtis Mortgage Plan into the BankFirst 401(k) Profit Sharing Plan, as required by IRS Regs. 1.414(1)-1;

      RESOLVED, the Board of Directors hereby approves the merger of the Curtis Mortgage Company, Inc. Plan into the BankFirst 401(k) Profit Sharing Plan, effective as of June l, 1998, pursuant generally to the terms of the Merger Agreement, a copy of which is attached hereto as Exhibit II; and authorizes and directs the President or his designee to agree to such appropriate or necessary terms and to execute the Merger Agreement on behalf of Curtis Mortgage and to take all actions necessary or appropriate to put the Merger Agreement into full force and effect.

There being no further business, the meeting was adjourned.

                                                     Leslie Ruhm
                                                     -----------------------
                                                     Secretary

                        RESIGNATION OF OFFICE OF TRUSTEE

                CURTIS MORTGAGE COMPANY, INC. PROFIT SHARING PLAN

The undersigned, Trustee of Curtis Mortgage Company, Inc., Profit Sharing Plan
(Plan), does hereby give notice of resignation as Trustee as provided under the Plan. This resignation is effective April 1, 1998.

 Dated this 1st day of April, 1998.

                                            SunTrust Bank, Knoxville, Trustee

                                            By: [ILLEGIBLE]
                                            ---------------------------------

                                            Its: Vice President

 Subscribed and sworn to before me this 16th day of April, 1998

                                            [ILLEGIBLE]
                                            ---------------------------------
                                            Notary  Public

 My commission expires: 3/3/99

                            ACCEPTANCE OF RESIGNATION

Curtis Mortgage Company, Inc., Employer-sponsor of the Curtis Mortgage Company, Inc., Profit Sharing Plan, does accept, pursuant to the Plan, the resignation of SunTrust Bank, Knoxvillle as Trustee and hereby waives the requirement of written notice of resignation.

Dated this 1st day of April, 1998.

                                            Curtis Mortgage Company, Inc.

                                            By: William Curtis
                                            ---------------------------------

                                            Its: Pres/Chairman

                             APPOINTMENT OF TRUSTEE

                CURTIS MORTGAGE COMPANY, INC. PROFIT SHARING PLAN

Curtis Mortgage Company, Inc., Employer Sponsor of Curtis Mortgage Company, Inc. Profit Sharing Plan (Plan), in accordance with the Plan, appoints BankFirst as the Trustee of the Plan effective as of April 1st, 1998.

                                            EMPLOYER:

                                            Curtis Mortgage Company, Inc.

                                            By: William Curtis
                                            ---------------------------------

                                            Its: Pres/Chairman

                         ACCEPTANCE OF OFFICE OF TRUSTEE

The undersigned accepts the above appointment to the office of Successor Trustee of the Curtis Mortgage Company, Inc. Profit Sharing Plan (Plan), and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee under the Plan and Trust Agreement, effective April 1, 1998.

Dated this 1st day of April, 1998.

                                            BANKFIRST, TRUSTEE

                                            By: Randy Baker
                                            ---------------------------------

                                            Its: Sr VP - TO

Subscribed and sworn to before me 14th day of April, 1998.

                                            Beth A. Hodge
                                            ---------------------------------
                                            Notary Public

My commission expires: 02-02-2002

                                                                       EXHIBIT I

                CURTIS MORTGAGE COMPANY, INC. PROFIT SHARING PLAN
                                FREEZE AMENDMENT

This Freeze Amendment to the Curtis Mortgage Company, Inc. Profit Sharing Plan is effective as of March 1, 1998, by Curtis Mortgage Company, Inc. (Employer).

                                    RECITALS

      WHEREAS, Curtis Mortgage Company, Inc. maintains the Curtis Mortgage Company, Inc. Profit Sharing Plan (the "Plan");

      WHEREAS, due to the acquisition of Curtis Mortgage by BankFirst and the consolidation of their employee retirement plans, the Employer deems it desirable to freeze Employee and Employer contributions to the Plan, effective after February 28, 1998; and

      WHEREAS, eligible Employees of Employer begin participation in the BankFirst 401(k) Plan as of March 1, 1998;

      NOW THEREFORE, effective as of March 1, 1998, in accordance with the provisions of the Plan pertaining to amendments thereof, Curtis Mortgage Company, Inc. hereby amends the Plan to provide as follows:

                                Freeze Amendment

The Curtis Mortgage Company, Inc. Profit Sharing Plan is hereby amended to freeze the Plan, effective as of the close of business February 28, 1998, such that no contributions shall be made or accrue to the Plan by Curtis Mortgage Company, Inc. or its employees from and after said date. The Plan shall continue to credit earnings or losses to Participant's accounts.

IN WITNESS WHEREOF, Curtis Mortgage Company, Inc. has caused this Freeze Amendment to be executed as of the day and year first above written.

                                            CURTIS MORTGAGE COMPANY, INC.

                                            By: William Curtis
                                            ---------------------------------

                                            Its: President

                                                                      EXHIBIT II

                                MERGER AGREEMENT
                           BETWEEN THE TRUSTEES OF THE
                      BANKFIRST 401(k) PROFIT SHARING PLAN
                                       AND
                CURTIS MORTGAGE COMPANY, INC. PROFIT SHARING PLAN

BankFirst ("BankFirst Trustee") makes this Qualified Plan Merger Agreement ("Merger Agreement") in its capacity as Trustee of the BankFirst 401(k) Profit Sharing Plan ("BankFirst Plan"), with Bankfirst ("Curtis Mortgage Trustee") in its capacity as Trustee of the Curtis Mortgage Company, Inc. Profit Sharing Plan ("Curtis Plan").

                              W I T N E S S E T H:

      WHEREAS,   BankFirst  acquired  Curtis  Mortgage  Company,  Inc.  ("Curtis
Mortgage") and both parties are now members of the same control group of corporations for Internal Revenue Code employee benefit purposes; and

      WHEREAS, BankFirst sponsors the BankFirst Plan and Curtis Mortgage sponsors the Curtis Mortgage Plan; and

      WHEREAS, the parties wish to merge the qualified plan assets and benefit obligations of the Curtis Mortgage Plan into the BankFirst Plan;

      WHEREAS, under the BankFirst Plan and the Curtis Mortgage Plan, the Trustee of each Plan has specific authority to enter into Merger Agreements and to accept the transfer of Plan assets, or to transfer Plan assets, as a party to any such agreement; and

      WHEREAS, the Trustees and the respective Employers deem it in the best interest of the administration of the BankFirst Plan and the Curtis Mortgage Plan to merge the Curtis Mortgage Plan into the BankFirst Plan; and

      NOW THEREFORE, for and in consideration of the premises, the BankFirst Trustee, acting in its respective capacity on behalf of the BankFirst Plan, and the Curtis Mortgage Trustee, acting in its respective capacity on behalf of the Curtis Mortgage Plan, hereby agrees as follows:

      (1) TRANSFER OF ASSETS. The Curtis Mortgage Trustee shall transfer and assign directly to the BankFirst Trustee all Curtis Mortgage Plan assets and associated benefit obligations under the Curtis Plan into the BankFirst Plan.

      (2) HOLDING AND INVESTMENT OF ASSETS. The BankFirst Plan Trustee shall hold, invest, administer and distribute the Curtis Mortgage Plan Assets merged into the BankFirst Plan in accordance with the terms of the BankFirst Plan.

Merger Agreement of
Curtis Mortgage Company, Inc. Profit Sharing Plan into
BankFirst 401(k) Profit Sharing Plan
Page 2


      (3) SERVICE FOR PREDECESSOR EMPLOYER. For purposes of eligibility, participation, vesting and benefit accrual under the BankFirst Plan, all Curtis Mortgage Employees, in accordance with Code ss.ss. 414(a)(1) and 414(1)(1), receive credit for years of service with Curtis Mortgage under the BankFirst Plan.

      (4) PARTICIPANTS' ACCOUNTS. With respect to the account balance of any Curtis Mortgage Plan Participant under the BankFirst Plan, the following conditions shall apply:

            (a) Immediately after the merger' Curtis Mortgage Employees shall have balances in the BankFirst Plan equal to the sum of the account balances the Employees had in the Curtis Mortgage Plan and in the BankFirst Plan immediately prior to the transfer;

            (b) The transfer of the Accounts shall not eliminate any Code ss. 411(d)( 6) protected benefit provided by the Curtis Mortgage Plan; and

            (c) Unless and until the Employees' Accounts under the BankFirst Plan are 100% nonforfeitable, the BankFirst Trustee shall maintain separate accounts for the Curtis Mortgage Employees to reflect properly the different percentages of vesting the Curtis Mortgage Employees may have in their Accounts after the direct transfer. Curtis Mortgage Employees shall vest in their BankFirst assets based on service with both BankFirst and Curtis Mortgage.

      (5) BINDING EFFECT. The terms and conditions of this Merger Agreement shall bind the Trustees (and successors) of the BankFirst Plan and of the Curtis Mortgage Plan and shall operate as if fully set forth within the BankFirst Plan and within the Curtis Mortgage Plan.

      (6) EFFECTIVE DATE. The merger of the account balances of the Curtis Mortgage Plan into the BankFirst Plan shall take place as soon as practical on or after June 1, 1998.

Merger Agreement of
Curtis Mortgage Company, Inc. Profit Sharing Plan into
BankFirst 401(k) Profit Sharing Plan
Page 3


      IN WITNESS WHEREOF, the BankFirst Trustee has signed the Agreement in its respective fiduciary capacity on behalf of the BankFirst Plan and the Curtis Mortgage Trustee has signed this Agreement in its respective fiduciary capacity on behalf of the Curtis Mortgage Plan on this 13th day of April, 1998

                                      BankFirst 401(k) Profit Sharing Plan
                                      Trustee, BankFirst

                                      By: Randy Baker
                                      ------------------------------------------

                                      Its: Senior Vice President - Trust Officer

                                      Curtis Mortgage Company, Inc. Profit
                                      Sharing Plan Trustee, BankFirst

                                      By: William Curtis
                                      ------------------------------------------

                                      Its: Pres/Chairman

                Merger Agreement Approved as to Form and Purpose

BankFirst                                         Curtis Mortgage Company, Inc.

By: Fred R. Lawson                                By: William Curtis
------------------------------                    ------------------------------

Its: President                                    Its: Pres/Chairman

                   SMOKY MOUNTAIN BANCORP, INC. (CORPORATION)

                          ACTION OF BOARD OF DIRECTORS

                                 March 20 ,1997

                           CERTIFICATE OF BOARD ACTION

The undersigned, being the President of the Corporation, hereby certifies that the Board of Directors of the Corporation adopted the following actions at a duly called meeting of the Board of Directors of the Corporation, at which a quorum was present, and that such action has not been rescinded and is still in full force and effect.

Amendment of the First  National Bank of Gatlinburg  401(k) Profit  Sharing Plan
(Plan) and Merger of Plan into

BankFirst 401(k) Plan

WHEREAS, Corporation maintains the Plan, originally adopted January 1, 1995, for the benefit of employees of First National Bank of Gatlinburg; and

WHEREAS, it is anticipated that First National Bank of Gatlinburg will merge with BankFirst on or about March 2l, 1997; and

WHEREAS, the Corporation has determined that it is in the best interests of the Corporation and the Plan Participants for eligible employees to participate in the existing BankFirst 401(k) Profit Sharing Plan and for the Corporation to amend this Plan, effective April 1, 1997, and subject to the completion of the merger of First National Bank of Gatlinburg and BankFirst, to freeze the Plan to the accrual of additional contributions and benefits; and to merge the Plan into the BankFirst 401(k) Profit Sharing Plan effective April 1, 1997, while maintaining separate accounts for the Plan funds;

RESOLVED, that the Board of Directors hereby approves and adopts: (1) the First Amendment of the Plan, consistent with all other and other requirements of applicable laws, to freeze further accrual of contributions or benefits under the Plan, effective April 1, 1997, subject to the completion of the contemplated corporate merger; and (2) the Merger and Transfer Agreement for the merger of the Plan into the BankFirst Plan, consistent with all IRS and ERISA requirements as set out in that Agreement, effective April 1, 1997;

RESOLVED FURTHER, that the President of the Corporation or his designee is hereby authorized and directed to execute and deliver the First Amendment and the Merger Agreement to carry out the purposes of the foregoing resolution; and to take such steps necessary to carry the foregoing resolution into full force and effect, including notifying employees of the changes.

IN WITNESS WHEREOF, I have executed this instrument as of the date first written above.

 /s/ Fred R. Lawson
------------------------
President

                      BANKFIRST 401(k) PROFIT SHARING PLAN
                FIRST AMENDMENT TO 401(k) PLAN ADOPTION AGREEMENT

      The undersigned, BANKFIRST, Knoxville, Tennessee, the Signatory Employer, hereby adopts this First Amendment to the BankFirst 401(k) Profit Sharing Plan Adoption Agreement, as amended and restated effective July 1, 1994 ("Plan").

                                   WITNESSETH:

      WHEREAS the Signatory Employer and First National Bank of Gatlinburg have agreed to merge, subject to the fulfillment of certain conditions, effective on or about March 2l, 1997 (the actual date of such merger hereinafter being referred to as the Merger Date); and

      WHEREAS the parties and the respective Trustees have agreed to merge the First National Bank of Gatlinburg 401(k) Profit Sharing Plan into the Plan effective April 1, 1997; and

      WHEREAS the Signatory Employer wishes eligible employees of First National Bank of Gatlinburg to be eligible to participate in the Plan, to enter the Plan and elect to commence Elective Deferrals on April 1, 1997, following the Merger Date, with credit for any Service with First National Bank of Gatlinburg being credited for all purposes under the Plan; and

      WHEREAS the Signatory Employer reserved the right in Article 17 of the Plan Document to amend the Plan from time to time;

      NOW THEREFORE, this First Amendment to the Adoption Agreement amends the Plan, effective as of the Merger Date, as follows:

1. The attached page 13 is substituted for the same numbered page in the Adoption Agreement.

2. Transfer Accounts shall be maintained for contributions and earnings (losses) accrued under the former First National Plan pursuant to the Merger and Transfer of Assets Agreement.

3.    Section 5(d) is amended to include the following additional provision:

      Each Employee on the Merger Date who meets the  eligibility  conditions of
      Section 5(b) with Service which includes at least one Hour of Service with First National Bank of Gatlinburg shall enter the Plan as of April 1, 1997. After April 1, 1997, the Entry Dates for the Plan shall be July 1 and January 1 of each year.

4.    Section 24(b)(i) is amended to include the following additional provision:

      Each Employee who enters the Plan as of April 1, 1997, may elect to commence Elective Deferrals as of April 1, 1997. After April 1, 1997, Participants may elect to commence Elective Deferrals as of July 1 and January 1 of each year.

 Adoption Agreement
 Page 2


5. All other provisions of the Plan not hereby specifically amended by this First Amendment shall remain in full force and effect.

6. If for any reason the anticipated Merger does not occur, this First Amendment shall be null and void and of no force or effect.

      IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of this March , 1997.

                                         SIGNATORY EMPLOYER:

                                         BANKFIRST

                                         By: Fred R. Lawson
                                         ---------------------------------------
                                         Its: President

                                         TRUSTEE:

                                         BANKFIRST

                                         By: Sheila H. Sterling
                                         Its: Sr. Vice President & First Officer

Attachment - Adoption Agreement Page 13
benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amount [ILLEGIBLE] treated as Annual Additions with respect to any Participant in this Plan.

(a) ( ) If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (note: select only one option):

            ( ) The provisions of Sections 5.07(b) and (c) of the Plan will apply as if the other plan were a master or prototype plan.

            ( )   The   amount  of   Annual   Additions   allocated   to  any
                  Participant's Accounts under this Plan shall be limited to the
                  Maximum   Permissible  Amount,  and  excess  amounts  will  be
                  properly reduced, as follows:

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

    ( )     This situation is  not applicable.

(b) ( ) If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer (note: select only one option):

            ( ) In any Limitation Year, the Annual Additions credited under this Plan to the Participant may not cause the sum of the Defined Benefit Fraction and Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the Limitation Year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance Section 5.07(a)(iv) of the Plan.

            ( )   The   amount  of   Annual   Additions   allocated   to  any
                  Participant's Accounts under this Plan shall be limited to the
                  Maximum   Permissible  Amount,  and  Excess  Amounts  will  be
                  properly reduced, as follows:

                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

    ( )     This situation is not applicable.

(c) The Limitation Year is the following twelve (12) consecutive month period:

    ( )     The Limitation Year selected in Section 1(c).

    ( )     The twelve (12) consecutive month period ending on__________________

SECTION 21. SERVICE WITH PREDECESSOR EMPLOYER Employment with the following Predecessor Employer(s) shall be considered Service with the Employer for all purposes of the Plan. (Note: If the Employer is maintaining a tax-qualified plan of a Predeccessor Employer, that Predecessor Employer must be listed; place an asterisk (*) after the name of any such Predecessor Employer.):

    ( )     There are no such predecessor employers.

    (XX)    (1)    First Heritage Bank

            (2)    First National Bank of Gatlinburg

            (3)    _____________________________________________________________

          FIRST NATIONAL BANK OF GATLINBURG 401(k) PROFIT SHARING PLAN
                FIRST AMENDMENT TO 401(k) PLAN ADOPTION AGREEMENT

      The undersigned, Smoky Mountain Bancorp, Knoxville, Tennessee, the Signatory Employer, hereby adopts this First Amendment to the First National Bank of Gatlinburg 401(k) Profit Sharing Plan Adoption Agreement, originally effective January 1, 1995 ("PIan").

                              W I T N E S S E T H:

      WHEREAS  BankFirst,  Knoxville,  Tennessee,  and  First  National  Bank of
Gatlinburg have agreed to merge, subject to the fulfillment to certain conditions, effective on or about March 21, 1997 (the actual date of such Merger hereinafter being referred to as the Merger Date); and

      WHEREAS subject to the completion of the merger, the Signatory Employer wishes to freeze accrual of additional contributions and benefits under the Plan, effective on and after April 1, 1997; and

      WHEREAS the Signatory Employer reserved the right in Article XIII of the Plan Document to amend the Plan from time to time;

      NOW THEREFORE, this First Amendment to the Adoption Agreement amends the Plan, effective as of the Merger Date, as follows:

1. No additional Employee Elective Deferrals shall be permitted to the Plan with respect to Compensation accrued or earned on or after April 1, 1997. The attached pages 7 and 8 are substituted for the same numbered pages in the Adoption Agreement.

2. All other provisions of the Plan not hereby specifically amended by this First Amendment shall remain in full force and effect.

3. If for any reason the anticipated Merger does not occur, this First Amendment shall be null and void and of no force or effect.

      IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of March 20, 1997.

                                             SMOKY MOUNTAIN BANCORP, INC.

                                             By: Fred R. Lawson
                                             -----------------------------------
                                             Its: President

Attachment - Adoption Agreement Pages 7 and 8

(3) Following a re-election to participate, the Employee or Participant:

[N/A] (i)   May not again elect not to participate for any subsequent Plan Year.

[N/A] (ii)  May again elect not to  participate,  but not earlier  than the Plan
            Year following the Plan Year in which the re-election first was effective.

(4) Specify N/A [Insert "N/A" if no other rules apply].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

      3.01 AMOUNT.

Part I. [Options (a) through (g)] Amount of Employer's contribution. The Employer's annual contnbution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (Choose any combination of (a) (b), (c) and (d), or choose (e))

[N/A] (a)   Deferral contributions (Code ss.401(k) arrangement).  (Choose (1) or
            (2) or both)

      [N/A] (1) Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year pursuant to their salary reduction agreements on file with the Advisory Cornmittee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

      [N/A] (2) Cash or deferred  arrangement.  The Employer will  contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[N/A] (b)   Matching   contributions.    The   Employer   will   make   matching
            contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[N/A] (c)   Designated qualified nonelective  contributions.  The Employer,  in.
            its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[N/A] (d)   Nonelective   contributions.   (Choose   any   combination   of  (1)
            through(4))

      [N/A] (1) Discretionary contribution. The amount (or additional amount) the Employer may from time to time deem advisable.

      [N/A] (2) The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants: (Choose (i) or (ii))

            [N/A] (i) Nonhighly  Compensated  Employees  and Highly  Compensated
                  Employees.

            [N/A] (ii) (Specify classifications)_______________________________.

            Under this Option (2), the advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants that classification were the only Participants in the Plan.

      [N/A] (3) __% of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%.]

      [N/A] (4) ___% of Net Profits but not more than $________________.

[X] (e) Frozen Plan. This Plan is a frozen Plan effective after March 31, 1997. The Employer will not contribute to the Plan with respect to any period following the stated date.

Net Profits. The Employer: (Choose (f) or (g))

[X] (f) Need not have Net Profits to make its annual contribution under this Plan.

[N/A] (g) Must have current or accumulated Net Profits exceeding $____ to make the following contributions: (Choose at least one)

      [N/A] (1) Cash or deferred contributions described in Option (a)(2).

      [N/A] (2)  Matching   contributions   described  in  Option  (b),  except:
            __________.

      [N/A] (3) Qualified nonelective contributions described in Option (c).

      [N/A] (4) Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes ___________________________________________________________[Note: Enter
"N/A" if no exclusions apply.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will be the same rate as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

Part II. [Options (h) through (J)] Matching contribution formula. [Note: if the Employer elected Option (b), complete Options (h), (i) and (j).]

[X] (h) Amount of matching contributions. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and (5))

            [N/A] (1) An  amount  equal to ___% of each  Participant's  eligible contributions for the Plan Year.

            {N/A] (2) An amount equal to ___% of each  Participant's  first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan
                  ____________________________________________________.

                                BANKFIRST 401(k)
                              PROFIT SHARING PLAN

                         Amendment to Adoption Agreement
                             (IRS Model Amendments)

      The Employer, BankFirst, hereby adopts this Amendment to the BankFirst 401(k) Profit Sharing Plan.

                                   WITNESSETH

      WHEREAS the IRS has provided for mode amendments with respect to the Uniformed Services Employment and Reemployment Act of 1994 and for other required document maintenance provisions on profit sharing plan mergers with money purchase plans

      NOW THEREFORE the Plan is hereby amended as follows:

1. Rev. Rul. 94-76 Model Amendment. This Section 1 is effective on the first day of the first Plan Year beginning on or after December 12, 1994, or, if later, March 12, 1995. Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefits is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code ss. 414(1) to this Plan from a money purchase pension plan qualified under Code ss. 401(a) (other than any portion of those assets and liabilities attributable to voluntary Employee contributions).

2. USERRA Model Amendment. This Section 2 is effective as of December 12, 1994. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 4 14(u). Loan repayments will be suspended under this Plan as permitted under Code ss. 414(u)(4).

3. Except as specifically amended herein, the other provisions of the Plan shall continue in full force and effect.

      IN WITNESS WHEREOF a duly authorized officer of the Employer has executed this Amendment as of this 22 day of May, 1997.

                                                  BANKFIRST

                                                  By: Fred R. Lawson
                                                  ------------------------------
                                                  Its: President

                        SUMMARY OF MATERIAL MODIFICATIONS

Employer:               BankFirst

Address:                625 Market Street
                        Knoxville, Tennessee 37901

EIN:                    62-0201360

Plan Name:              BankFirst 401(k) Profit Sharing Plan

Plan Number:            002

Change: Subject to the completion of the merger, the Plan has been amended effective as of the date of the merger of First National Bank of Gatlinburg into BankFirst, on or about March 2l, 1997, to provide that service with First National Bank of Gatlinburg shall count for all purposes as service under the Plan, and that all employees with at least one hour of service with First National Bank of Gatlinburg who are eligible under the terms of the Plan to participate in the Plan shall enter the Plan as of April 1, 1997, and may elect to begin Elective Deferrals as of that date.

                        The former First National Bank of Gatlinburg 401(k) Profit Sharing Plan has been merged into the BankFirst Plan. All contributions to and earnings (losses) on Participant's First National Plan accounts are held in separate transfer accounts subject to the distribution, payment features, vesting and other requirements of the former First National Plan.

Plan
Administrator:          The Employer is the Plan  Administrator.  Employees with
                        questions may contact C. Suzi Ray at (423) 595-1100.

                      BANKFIRST 401(K) PROFIT SHARING PLAN

                            SUMMARY PLAN DESCRIPTION

                                TABLE OF CONTENTS

                                        I

                            INTRODUCTION TO YOUR PLAN

                                       II

                       GENERAL INFORMATION ABOUT YOUR PLAN

1. GENERAL PLAN INFORMATION ................................................   1

2. EMPLOYER INFORMATION ....................................................   2

3. PLAN ADMINISTRATOR INFORMATION ..........................................   2
4. PLAN TRUSTEE INFORMATION ................................................   2
5. SERVICE OF LEGAL PROCESS ................................................   3

                                       III

                           PARTICIPATION IN YOUR PLAN

1. ELIGIBILITY REQUIREMENTS ................................................   3

2. PARTICIPATION REQUIREMENTS ..............................................   3

                                       IV

                           CONTRIBUTIONS TO YOUR PLAN

1. EMPLOYER CONTRIBUTIONS TO THE PLAN ......................................   4

2. PARTICIPANT SALARY REDUCTION ELECTION ...................................   5
3. YOUR SHARE OF EMPLOYER CONTRIBUTIONS ....................................   6
4. COMPENSATION ............................................................   6

5. FORFEITURES .............................................................   7
6. TRANSFERS FROM QUALIFIED PLANS (ROLLOVERS)

                                       V

                            BENEFITS UNDER YOUR PLAN

1. DISTRIBUTION OF BENEFITS UPON NORMAL RETIREMENT ........................    7

2. DISTRIBUTION OF BENEFITS UPON LATE RETIREMENT ..........................    7
3. DISTRIBUTION OF BENEFITS UPON DEATH ....................................    8

4. DISTRIBUTION OF BENEFITS UPON DISABILITY ...............................    8

5. DISTRIBUTION OF BENEFITS UPON TERMINATION OF EMPLOYMENT ................    9

6. VESTING IN YOUR PLAN ...................................................    9

7. BENEFIT PAYMENT OPTIONS ................................................    9

8. HARDSHIP DISTRIBUTION OF BENEFITS ......................................   10

9. TREATMENT OF DISTRIBUTIONS FROM YOUR PLAN ..............................   11

10. DOMESTIC RELATIONS ORDER ..............................................   11

11. PENSION BENEFIT GUARANTY CORPORATION ..................................   12

                                       VI

                              YEAR OF SERVICE RULES

1. YEARS OF SERVICE AND HOURS OF SERVICE ..................................   12
2. 1 - YEAR BREAK IN SERVICE ..............................................   13

                                       VII

                          YOUR PLAN'S "TOP HEAVY RULES"

1. EXPLANATION OF "TOP HEAVY RULES" .......................................   13

                                      VIII

                    CLAIMS BY PARTICIPANTS AND BENEFICIARIES

1. THE CLAIMS REVIEW PROCEDURE ............................................   14

                                       IX

                            STATEMENT OF ERISA RIGHTS

1. EXPLANATION OF YOUR ERISA RIGHTS .......................................   15

                                        X

                     AMENDMENT AND TERMINATION OF YOUR PLAN

1. AMENDMENT ..............................................................   16
2. TERMINATION ............................................................   16

                      BANKFIRST 401(K) PROFIT SHARING PLAN

                            SUMMARY PLAN DESCRIPTION

                                        I
                            INTRODUCTION TO YOUR PLAN

      BankFirst has amended your 401(k) Profit Sharing Plan and Trust as of January 1, 1998. BankFirst continues to recognize the efforts you have made to its success. This amended 401(k) Profit Sharing Plan and Trust is for the exclusive benefit of eligible employees and their beneficiaries.

      Your Plan is a "salary reduction plan." It is also called a "401(k) plan." Under this type of plan, you may choose to reduce your compensation and have these amounts contributed to this Plan on your behalf.

      The purpose of this Plan is to reward eligible employees for long and loyal service by providing them with retirement benefits.

      Between now and your retirement, your Employer intends to make contributions for you and other eligible employees. When you retire, you will be eligible to receive the value of the amounts which have accumulated in your account.

      Your Employer has submitted this Plan to the Internal Revenue Service for approval. The Internal Revenue Service will issue a "determination letter" to your Employer approving this Plan as a "qualified" retirement plan because this Plan meets specific legal requirements.

      This Summary Plan Description is a brief description of your Plan and your rights, obligations, and benefits under that Plan. Some of the statements made in this Summary Plan Description are dependent upon this Plan being "qualified" under the provisions of the Internal Revenue Code. This Summary Plan Description is not meant to interpret, extend, or change the provisions of your Plan in any way. The provisions of your Plan may only be determined accurately by reading the actual Plan document, including the Adoption Agreement.

      A copy of your Plan and the Adoption Agreement are on file at your Employer's office and may be read by you, your beneficiaries, or your legal representatives at any reasonable time. If you have any questions regarding either your Plan, the Adoption Agreement or this Summary Plan Description, you should ask your Plan's Administrator. In the event of any discrepancy between this Summary Plan Description and the actual provisions of the Plan, the Plan will govern.

                                       II
                       GENERAL INFORMATION ABOUT YOUR PLAN

      There is certain general information which you may need to know about your Plan. This information has been summarized for you in this Section.

1.    General Plan Information

      BankFirst 401(k) Profit Sharing Plan is the name of your Plan

      Your Employer has assigned Plan Number 002 to your Plan.

      If you have questions about the Plan after reviewing this summary, please call Randy Baker at (423) 595-1125 in Knoxville, TN.

      The amended provisions of your Plan become effective on January 1, 1998.

      Your Plan's records are maintained on a twelve-month period of time. This is known as the Plan Year. The Plan Year begins on January 1st and ends on December 31st.

      Certain valuations and distributions are made on the Anniversary Date of your Plan. This date is December 31st.

      The contributions made to your Plan will be held and invested by the Trustee of your Plan.

      Your Plan and Trust will be governed by ERISA and the laws of the State of Tennessee.

2.    Employer Information

      Your Employer's name, address and tax identification number are:

      BankFirst
      P.O. Box 10
      Knoxville, TN 37901-0010
      TIN 62-0201360

      Your Plan allows other employers, including Curtis Mortgage Company, Inc. to adopt these provisions. You or your beneficiaries may examine or obtain a complete list of employers, if any, who have adopted your Plan by making a written request to the Administrator.

3.    Plan Administrator Information

      The name, address and business telephone number of your Plan's administrator are:

      BankFirst
      P.O. Box 10
      Knoxville, TN 37901-0010
     (423) 595-1100

      Your Plan's Administrator keeps the records for the Plan and is responsible for the administration of the Plan. The Administrator has discretionary authority to construe the terms of the Plan and make determinations on questions which may affect your eligibility for benefits. Your Plan's Administrator will also answer any questions you may have about your Plan.

4.    Plan Trustee Information

      The name of your Plan's Trustee is:

      BankFirst

      The principal place of business of your Plan's Trustee is:

      625 Market Street
      Knoxville, TN 37902

      Your Plan's Trustee has been designated to hold and invest Plan assets for the benefit of you and other Plan participants. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which benefits will be distributed.

5.    Service of Legal Process

      The name and address of your Plan's agent for service of legal process are:

      BankFirst
      PO Box 10
      Knoxville, TN 37901-0010

      Service of legal process may also be made upon the Trustee or Administrator.

                                       III
                           PARTICIPATION IN YOUR PLAN

      Before you become a member or a "participant" in the Plan, there are certain eligibility and participation rules which you must meet. These rules are explained in this Section.

1.    Eligibility Requirements

      You will be eligible to participate in the Plan if you have completed one-half Year of Service and have attained age 18.

      You will have completed one-half of one Year of Service if you are in the employ of your Employer six (6) months after your employment commencement date. Continuous service with an entity acquired by or merged with BankFirst or its related entities counts for eligibility purposes in certain cases.

2.    Participation Requirements

      Once you have satisfied your Plan's eligibility requirements, your next step will be to actually become a member or a "participant" in the Plan. You will become a participant on a specified day of the Plan Year. This day is called the Effective Date of Participation.

      You will become a participant on the earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date you satisfy your Plan's eligibility requirements.

      For employees of newly acquired entities, one-time special entry dates may apply. The Plan Administrator will advise you if a special entry date applies to you.

                                       IV
                           CONTRIBUTIONS TO YOUR PLAN

1.    Employer Contributions to the Plan

      Each year, your employer will contribute to your Plan the following amounts:

      (a) The total amount of the salary reduction you elected to defer. (See the Section in this Article entitled "Participant Salary Reduction Election.")

      (b) A discretionary matching contribution equal to a percentage of the amount of the salary reduction you elected to defer, which percentage will be determined each year by the Employer.

      For a participant to qualify for a matching contribution, the following conditions apply:

      o If you complete at least 1,000 hours of service during the Plan Year, you will share in the allocation.

      o You will share in the matching contributions for the year regardless of the number of Hours of Service credited in the year of your death, disability or retirement.

      These rules may have been different for Plan Years beginning prior to the date your Employer actually adopted this amendment. You should refer to any prior Summary Plan Description or your Administrator if you have any questions.

      (c) On behalf of each participant a special discretionary contribution equal to a percentage of your compensation. This contribution is not required, but if such a contribution is made the percentage contributed will be determined each year by the Employer.

      (d) A discretionary amount in addition to the special contribution, which amount, if any, will be determined each year by your Employer.

      For a participant to qualify for the discretionary and special contributions, the following conditions apply:

      o If you complete at least 1,000 hours of service during the Plan Year, you will share in the allocation.

      o You will share for the year regardless of the number of Hours of Service credited in the year of your death, disability or retirement.

            These rules may have been different for Plan years beginning prior to the date your Employer actually adopted this amendment. You should refer to any prior Summary Plan Description or your Administrator if you have any questions.

      Service with an entity acquired by, or merged with BankFirst or its related entities counts for accrual purposes in certain cases.

2.    Participant Salary Reduction Election

      As a participant, you may elect to defer up to 15% of your compensation each year instead of receiving that amount in cash. However, your total deferrals in any taxable year may not exceed a dollar limit which is set by law. The limit for 1998 is $10,000. This limit will be increased in future years for cost of living changes.

      You may elect to defer your salary as of January 1 and July 1. Such election will become effective as soon as administratively feasible. Your election will remain in effect until you modify or terminate it. You may modify your election as of January 1 and July 1 of any year. The modification will become effective as soon as administratively feasible.

      The amount you elect to defer, and any earnings on that amount, will not be subject to income tax until actually distributed to you. The deferral will, however, be subject to Social Security taxes at all times.

      You should also be aware that the annual dollar limit is an aggregate limit which applies to all deferrals you may make under this plan or other cash or deferred arrangements (including tax-sheltered 403(b) annuity contracts, simplified employee pensions or other 401(k) plans in which you may be participating). Generally, if your total deferrals under all cash or deferred arrangements for a calendar year exceed the annual dollar limit, the excess must be included in your income for the year. For this reason, it is desirable to request in writing that the excess deferrals be returned to you. If you fail to request such a return, you may be taxed a second time when the excess deferral is ultimately distributed from the Plan.

      You must decide which plan or arrangement you would like to have return the excess. If you decide that the excess should be distributed from this Plan, you should communicate this in writing to the Administrator no later than the March 1st following the close of the calendar year in which such excess deferrals were made. The Administrator may then return the excess deferral and any earnings to you by April 15th.

      In the event you receive a hardship distribution from your deferrals to this Plan or any other plan maintained by your Employer, you will not be allowed to make additional salary reductions for a period of twelve (12) months after you receive the distribution. Furthermore, the dollar limitation set by law with respect to your taxable year following the year in which you received the distribution, will be reduced by your salary reductions, if any, for the taxable year of the distribution.

      You will always be 100% vested in the amount you deferred. This means that you will always be entitled to all of the deferred amount. This money will, however, be affected by any investment gains or losses. If the Trustee invested this money and there was a gain, the balance in your account would increase. Of course, if there was a loss, the balance in your account would decrease.

      Distributions from your deferred account are not permitted before age 59 1/2 EXCEPT in the event of:

      (a)   death;

      (b)   disability;

      (c)   termination of employment; or

      (d) reasons of proven financial hardship (See the Section in Article V entitled "Hardship Distribution of Benefits").

      In addition, if you are a highly compensated employee (generally owners, officers or individuals receiving wages in excess of certain amounts established by law), a distribution from your deferred account or certain excess contributions may be required to comply with the law. The Administrator will notify you when a distribution is required.

3.    Your Share of Employer Contributions

      Your Employer will allocate the amount you elect to defer to an account maintained on your behalf.

      If you are eligible, your Employer will also allocate the matching contribution and the special contribution made to the Plan on your behalf. (See the Section in this Article entitled "Employer Contributions to the Plan.")

      Your Employer's discretionary contribution will be "allocated" or divided among participants eligible to share in the contribution for the Plan Year. Your share of the contribution will depend upon how much compensation you received during the year and the compensation received by other eligible participants.

      Your share of your Employer's discretionary contribution is determined by the following fraction:

        Employer's            X              Your compensation
Discretionary Contribution          ----------------------------------
                                        Total Compensation of All
                                     Participants Eligible to Share

      For example:

      Suppose the Employer's discretionary contribution for the Plan Year is $20,000. Employee A's compensation for the Plan Year is $25,000. The total compensation of all participants eligible to share, including Employee A, is $800,000. Employee A's share will be:

                          X    $25,000
                               --------
               $20,000         $800,000 or $625.00

      In addition to the Employer's contribution made to your account, your account will be credited annually with a share of the investment earnings or losses of the trust fund.

      You should also be aware that the law imposes certain limits on how much money may be allocated to your account for a year. These limits are extremely complex, but generally no more than the lesser of $30,000 or 25% of your compensation may be allocated to you (excluding earnings) in any year. The Administrator will inform you if these limits have affected you.

4.    Compensation

      For the purposes of your Plan, compensation has a special meaning. Compensation is defined as your total salary, wages and other amounts which are includable in your income for purposes of income taxes that is paid during the Plan Year.

      In addition, salary reduction contributions to any cafeteria plan, tax sheltered annuity, SEP or 401(k) plan will be included as compensation for Plan purposes.

      For the first year of your participation in the Plan, your compensation will be recognized for benefit purposes for the entire Plan Year.

      For the Plan Year 1998, the Plan, by law, cannot recognize compensation in excess of $160,000. This amount will be adjusted in future years for cost of living increases. It will also be applied to certain highly compensated employees, and their family members as if they were a single participant. If you or a member of your family may be affected by this rule, ask your Administrator for further details.

5.    Forfeitures

      Forfeitures are created when participants terminate employment before becoming entitled to their full benefits under the Plan. Your account may grow from the forfeitures of other participants. Forfeitures will be "allocated" or divided among participants eligible to share for a Plan Year. However, a portion of forfeited amounts will be used to reduce your Employer's contributions to the Plan.

6.    Transfers From Qualified Plans (Rollovers)

      At the discretion of the Administrator. You may be permitted to deposit into your Plan distributions you have received from other plans. Such a deposit is called a "rollover" and may result in tax savings to you. You should consult qualified counsel to determine if a rollover is in your best interest.

      Your rollover will be placed in a separate account called a "participant's rollover account." The Administrator may establish rules for investment.

      You will always be 100% vested in your "rollover account." This means that you will always be entitled to all of your rollover contributions. Rollover contributions will be affected by any investment gains or losses. If the Trustee invested this money and there was a gain, the balance in your account would increase. Of course, if there was a loss from an investment, the balance in your account would decrease.

                                        V
                            BENEFITS UNDER YOUR PLAN

1.    Distribution of Benefits Upon Normal Retirement

      Your Normal Retirement Date is the first day of the month coinciding with or next following your 65th birthday (Normal Retirement Age).

      At your Normal Retirement Age, you will be entitled to 100% of your account balance. Payment of your benefits will begin as soon as practicable following your Normal Retirement Date.

2.    Distribution of Benefits Upon Late Retirement

      You may remain employed past your Plan's Normal Retirement Date and retire instead on your Late Retirement Date. Your Late Retirement Date is the first day of the month coinciding with or next following the date you choose to retire after first having reached your Normal Retirement Date. On your Late Retirement Date, you will be entitled to 100% of your account balance. Actual benefit payments will begin as soon as practicable following your Late Retirement Date.

3.    Distribution of Benefits Upon Death

      Your beneficiary will be entitled to 100% of your account balance upon your death.

      If you are married at the time of your death, your spouse will be the beneficiary of the death benefit, unless you otherwise elect in writing on a form to be furnished to you by the Administrator. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE, HOWEVER, YOUR SPOUSE MUST IRREVOCABLY CONSENT TO WAIVE ANY RIGHT TO THE DEATH BENEFIT. YOUR SPOUSE'S CONSENT MUST BE IN WRITING, BE WITNESSED BY A NOTARY OR A PLAN REPRESENTATIVE AND ACKNOWLEDGE THE SPECIFIC NONSPOUSE BENEFICIARY.

      If, however,

      (a) your spouse had validly waived any right to the death benefit in the manner outlined above,

      (b)   your spouse cannot be located; or

      (c)   you are not married at the time of your death,

then your death benefit will be paid to the beneficiary of your own choosing in installments or as a single lump sum, as you or your beneficiary may elect. You may designate the beneficiary on a form supplied to you by the Administrator. If you change your designation, your spouse must again consent to the change.

      Regardless of the method of distribution selected, your entire death benefit must generally be paid to your beneficiaries within five years after your death (the "5-year rule"). However, if your designated beneficiary is a person (instead of your estate or most trusts), then your beneficiary may elect to have minimum distributions begin within one year of your death and it may be paid over the designated beneficiary's life expectancy (the "l-year rule"). If your spouse is the beneficiary, then under the "1-year rule" the start of payments may be delayed until the year in which you would have attained age 70 1/2 The election to have death benefits distributed under the "l-year rule" instead of the "5-year rule" must be made no later than the time at which minimum distributions must commence under the "1-year rule" (or, in the case of a surviving spouse, the "5-year rule" if earlier).

      Since your spouse participates in these elections and has certain rights in the death benefit, you should immediately report any change in your marital status to the Administrator.

4.    Distribution of Benefits Upon Disability

      Under your Plan, disability is defined as the inability to engage in any gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as supported by medical evidence.

      If you become disabled while a participant, you will be entitled to 100% of your account balance. Payment of your disability benefits will be made to you as if you had retired. (See the Section in the Article entitled "Benefit Payment Options.")

5.    Distribution of Benefits Upon Termination of Employment

      Your Plan is designed to encourage you to stay with your Employer until retirement. Payment of your account balance under your Plan is generally only available upon your death, disability or retirement.

      If your employment terminates for reasons other than those listed above, you will be entitled to receive only your "vested percentage" of your account balance and the remainder of your account will be forfeited. Only contributions made by your Employer are subject to forfeiture. (See the Section in this Article entitle "Vesting in Your Plan.") This will be done in a manner uniformly and nondiscriminatory established by the Administrator.

      If your vested benefit under the Plan at the time of any prior distribution exceeded $5,000 or currently exceeds $5,000, you must give written consent before the distribution may be made. Amounts of $5,000 or less will be distributed early without the need for consent.

6.    Vesting in Your Plan

      Your "vested percentage" in your account is determined under the following schedule and is based on vesting Years of Service. You will always, however, be 100% vested upon your Normal Retirement Age. (See the Section in this Article entitled "Distribution of Benefits Upon Normal Retirement.")

                                Vesting Schedule

             Years of Service                             Percentage
                    1                                         20%
                    2                                         40%
                    3                                         60%
                    4                                         80%
                    5                                        100%

      Regardless of this vesting schedule, you are always 100% vested in your salary reduction amounts contributed to the Plan.

      Additionally, you are always 100% vested in your Employer's special contributions made to the Plan.

      Your vested percentage will not be less than your vested percentage under the Plan before this amendment and restatement.

      Years of Service prior to the time you reached age 18 will not be counted for vesting purposes.

      Service with an entity acquired by, or merged with BankFirst or a related entity, counts for vesting purposes in certain cases.

7.    Benefit Payment Options

      The Administrator, in accordance with your election, will direct the distribution of your benefits to you under one or more of the following options:

      (a)   a single lump-sum payment in cash or in property;

      (b) installments over a period of not more than your assumed life expectancy (or your and your beneficiary's assumed life expectancies) determined at the time of distribution. You may also elect to have your life expectancy and the life expectancy of a designated beneficiary who is your spouse recalculated each year. You must make this election before the time that distributions are to begin. Failure to make this election will result in life expectancies not being recalculated.

      GENERALLY, WHENEVER A DISTRIBUTION IS TO BE MADE TO YOU ON OR BEFORE AN ANNIVERSARY DATE, IT MAY BE POSTPONED BY THE PLAN FOR A PERIOD OF UP TO 180 DAYS, FOR ADMINISTRATIVE CONVENIENCE. HOWEVER, UNLESS YOU ELECT IN WRITING TO DEFER THE RECEIPT OF BENEFITS, NO DISTRIBUTION MAY BEGIN LATER THAN THE 60TH DAY AFTER THE CLOSE OF THE PLAN YEAR IN WHICH THE LATEST OF THE FOLLOWING EVENTS
OCCURS:

      (a)   the date on which you reach the age of 65 or your Normal Retirement
            Age;

      (b) the 10th anniversary of the year in which you became a participant in the plan;

      (c)   the date you terminated employment with your Employer.

      Regardless of whether you elect to delay the receipt of benefits, there are other rules which generally require the minimum payments to begin no later than the April 1st following the year in which you reach age 70 1/2 unless you are still employed by BankFirst, and if you are not a 5% stockholder. You should see the Administrator if you feel you may be affected by this rule.

8.    Hardship Distribution of Benefits

      The Administrator may direct the Trustee to distribute up to 100% of your account balance attributable to your salary reduction election in the event of immediate and heavy financial need. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at normal retirement.

      Withdrawal will be authorized only if the distribution is to be used for one of the following purposes:

      (a) The payment of medical expenses (described in Section 213(d) of the Internal Revenue Code) previously incurred by you or your dependent or necessary for you or your dependent to obtain medical care;

      (b) The costs directly related to the purchase of your principal residence (excluding mortgage payments);

      (c) The payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for yourself, your spouse or dependent;

      (d) The payment necessary to prevent your eviction from you principal residence or foreclosure on the mortgage of your principal residence.

      There are restrictions placed on hardship distributions which are made from certain accounts. These accounts are generally the accounts which receive your salary reduction contributions and other Employer contributions which are used to satisfy special rules that apply to 401(k) plans. Any hardship distribution from these accounts will be limited to your salary reduction contributions. Ask your administrator if you need further details.

      In addition, a distribution will be made from these accounts only if you certify and agree that all of the following conditions are satisfied:

      (a) The distribution is not in excess of the amount of your immediate and heavy financial need;

      (b) You have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by your Employer;

      (c) That your elective contributions and employee contributions will be suspended for at least twelve ( 12) months after your receipt of the hardship distribution; and

      (d) That you will not make elective contributions for your taxable year immediately following the taxable year of the hardship distribution, except to the extent permitted by the Plan.

9.    Treatment of Distributions From Your Plan

      Whenever you receive a distribution from your Plan, it will normally be subject to income taxes. You may, however, reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

      (a) The rollover of all or a portion of the distribution to an Individual Retirement Account (IRA) or another qualified employer plan. This will result in no tax being due until you begin withdrawing funds from the IRA or other qualified employer plan. The rollover of the distribution, however, MUST be made within strict time frames (normally, within 60 days after you receive your distribution). Under certain circumstances all or a portion of a distribution may not qualify for this rollover treatment. In addition, most distributions will be subject to mandatory federal income tax withholding at a rate of 20%. This will reduce the amount you actually receive. For this reason, if you wish to roll over all or a portion of your distribution amount, the direct transfer option described in paragraph (b) below would be the better choice.

      (b) You may request that a direct transfer of all or a portion of your distribution amount be made to either an Individual Retirement Account (IRA) or another qualified employer plan willing to accept the transfer. A direct transfer will result in no tax being due until you withdraw funds from the IRA or other qualified employer plan. Like the rollover, under certain circumstances all or a portion of the amount to be distributed may not qualify for this direct transfer. If you elect to actually receive the distribution rather than request a direct transfer, then in most cases 20% of the distribution amount will be withheld for federal income tax purposes.

      (c) The election of favorable income tax treatment under "10-year forward averaging," "5-year forward averaging" or, if you quality, "capital gains" method of taxation.

      WHENEVER YOU RECEIVE A DISTRIBUTION, THE ADMINISTRATOR WILL DELIVER TO YOU A MORE DETAILED EXPLANATION OF THESE OPTIONS. HOWEVER, THE RULES WHICH DETERMINE WHETHER YOU QUALIFY FOR FAVORABLE TAX TREATMENT ARE VERY COMPLEX. YOU SHOULD CONSULT WITH QUALIFIED TAX COUNSEL BEFORE MAKING A CHOICE.

10.   Domestic Relations Order

      As a general rule, your interest in your account including your "vested interest," may not be alienated. This means that your interest may not be sold, used as collateral for a loan, given away or otherwise transferred. In addition, your creditors may not attach, garnish or otherwise interfere with your account.

      There is an exception, however, to this general rule. The Administrator may be required by law to recognize obligations you incur as a result of court ordered child support or alimony payments. The Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, former spouse, child or other dependent. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy the obligation. The Administrator will determine the validity of any domestic relations order received.

11.   Pension Benefit Guaranty Corporation

      Benefits provided by your Plan are NOT insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to your Plan.

                                       VI
                              YEAR OF SERVICE RULES

1.    Year of Service and Hour of Service

      You will have completed a Year of Service for vesting purposes if you are credited with 1000 Hours of Service during a Plan Year, even if you were not employed on the first or last day of the Plan Year.

      You will have completed a Year of Service for purposes of sharing in Employer contributions if you are credited with 1000 Hours of Service during a Plan Year.

      Also, for the purposes of the Plan, your Years of Service with First Heritage Bank, First National Bank of Gatlinburg, Curtis Mortgage Co. Inc., or any other entity which is acquired in the future through a merger or acquisition by the plan sponsor or any other controlled group member will be recognized.

      An "Hour of Service" has a special meaning for Plan purposes. You will be credited with an Hour of Service for:

      (a) each hour for which you are directly or indirectly compensated by your Employer for the performance of duties during the Plan Year;

      (b) each hour for which you are directly or indirectly compensated by your Employer for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

      (c)   each hour for back pay awarded or agreed to by your employer.

      You will not be credited for the same Hours of Service both under (a) or
(b), as the case may be, and under (c).

2.    1-Year Break in Service

      A l-Year Break in Service is a computation period during which you have not completed more than 500 Hours of Service with your Employer.

     A 1-Year Break in Service does NOT occur, however, in the computation period in which you enter or leave the Plan for reasons of:

      (a) an authorized leave of absence; (b) certain maternity or paternity absences.

      The Administrator will be required to credit you with Hours of Service for a maternity or paternity absence. These are absences taken on account of pregnancy, birth, or adoption of your child. No more than 501 Hours of Service will be credited for this purpose and these Hours of Service will be credited solely to avoid your incurring a 1-Year Break in Service. The Administrator may require you to furnish proof that your absence qualifies as a maternity or paternity absence.

      These break in service rules may be illustrated by the following examples:

      Employee A works 300 hours in a Plan Year. At the end of the Plan Year, Employee A will have a 1-Year Break in Service because she has worked less than 501 hours in a Plan Year. Employee B works 300 hours in a Plan Year and takes an authorized leave of absence for which he is credited with an additional 250 hours. Employee B will NOT have a 1-Year Break in Service because he is credited with more than 500 hours in a Plan Year.

      If you are reemployed after a 1-Year Break in Service and were vested in any portion of your account derived from Employer contributions, you will receive credit for all Years of Service credited to you before your 1-Year Break in Service.

      If you do not have a "vested interest" in the Employer contributions allocated to your account when you terminate your employment, you will lose credit for your pre-Break Years of Service when your consecutive 1-Year Breaks in Service equal or exceed the greater of 5 years, or your pre-break Years of Service. For example:

      Employee B terminated employment on January 1, 2000 with 2 Years of Service. Employee B was not vested at the time of his termination of employment. Employee B returns to work on January 1, 2003. Employee B will be credited with his 2 pre-break Years of Service because his period of termination (3 years) did not exceed 5 years.

                                       VII
                          YOUR PLAN'S "TOP HEAVY RULES"

1.    Explanation of "Top Heavy Rules"

      A 401(k) Profit Sharing Plan that primarily benefits "key employees" is called a "top heavy plan." Key employees are certain owners or officers of your Employer. A Plan is a "top heavy plan," when more than 60% of the contributions or benefits have been allocated to key employees.

      Each Year, the Administrator is responsible for determining whether your plan is a "top-heavy plan."

      If your Plan becomes top heavy in any Plan Year, then non-key employees will be entitled to certain "top heavy minimum benefits," and other special rules will apply. Among, these top heavy rules are the following:

      (a) Your Employer may be required to make a contribution equal to 3% of your compensation to your account;

      (b) If you are a participant in more than one Plan, you may not be entitled to minimum benefits under both Plans.

                                      VIII
                    CLAIMS BY PARTICIPANTS AND BENEFICIARIES

      Benefits will be paid to participants and their beneficiaries without the necessity of formal claims. You or your beneficiaries, however, may make a request for any Plan benefits to which you may be entitled. Any such request must be made in writing, and it should be made to the Administrator. (See the Article in this Summary entitled "GENERAL INFORMATION ABOUT YOUR PLAN.")

      Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will furnish you with a written notice of this denial. This written notice must be provided to you within a reasonable period of time (generally 90 days) after the receipt of your claim by the Administrator. The written notice must contain the following information:

      (a)   the specific reason or reasons for the denial;

      (b) specific reference to those Plan provisions on which the denial is based;

      (c) a description of any additional information or material necessary to correct your claim and an explanation of why such material or information is necessary; and

      (d) appropriate information as to the steps to be taken if you or your beneficiary wishes to submit your claim for review.

      If notice of the denial of a claim is not furnished to you in accordance with the above within a reasonable period of time, your claim will be deemed denied. You will then be permitted to proceed to the review stage described in the following paragraphs.

      If your claim has been denied, and you wish to submit your claim for review, you must follow the Claims Review Procedure.

1.    The Claims Review Procedure

      (a) Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator.

      (b) YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS OR, IF NO WRITTEN DENIAL OF YOUR CLAIM WAS PROVIDED, NO LATER THAN 60 DAYS AFTER THE DEEMED DENIAL OF YOUR CLAIM.

      (c) You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

      (d) Your claim for review must be given a full and fair review. If your claim is denied, the Administrator must provide you with written notice of this denial within 60 days after the Administrator's receipt of your written claim for review. There may be times when this 60-day period may be extended. This extension my only be made, however, where there are special circumstances which are communicated to you in writing within the 60-day period. If there is an extension, a decision will be made as soon as possible, but not later than 120 days after receipt by the Administrator of your claim for review.

      (e) The Administrator's decision on your claim for review will be communicated to you in writing and will include specific references to the pertinent Plan provisions on which the decision was based.

      (f) If the Administrator's decision on review is not furnished to you within the time limitations described above, your claim will be deemed denied on review.

      (g) If benefits are provided or administered by an insurance company, insurance service, or other similar organization which is subject to regulation under the insurance laws, the claims procedure relating to these benefits may provide for review. If so, that company, service, or organization will be the entity to which claims are addressed. If you have any questions regarding the proper person or entity to address claims, you should ask the Administrator.

                                       IX
                            STATEMENT OF ERISA RIGHTS

1.    Explanation of Your ERISA Rights

      As a participant in this Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974, also called ERISA. ERISA provides that all Plan participants are entitled to:

      (a)   examine, without charge, all Plan documents, including:

            (1)   insurance contracts;

            (2)   collective bargaining agreements; and

            (3) copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports.

                 This examination may take place at the Administrator's office and at other specified employment locations of the Employer. (See Article in this Summary entitled "GENERAL INFORMATION ABOUT YOUR PLAN");

      (b) obtain copies of all Plan documents and other Plan information upon written request to the Plan administrator. The Administrator may make a reasonable charge for the copies;

      (c) receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of the summary annual report;

      (d) obtain a statement telling you whether you have a right to receive a retirement benefit at Normal Retirement Age and, if so, what your benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a retirement benefit, the statement will tell you how many years you have to work to get a right to a retirement benefit. THIS STATEMENT MUST BE REQUESTED IN WRITING AND IS NOT REQUIRED TO BE

            GIVEN MORE THAN ONCE A YEAR. The Plan must provide the statement free of charge.

      In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

      If your claim for a retirement benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have he right to have the Administrator review and reconsider your claim. (See the Article in this Summary entitled "CLAIMS BY PARTICIPANTS AND BENEFICIARIES.")

      Under ERISA, there are steps you can take to enforce the above rights, For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Administrator to provide the materials and pay you up to $100.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

      If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

      If the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If your are successful, the court may order the person you have sued to pay these cost and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

      If you have any questions about this statement, or about your rights under ERISA, you should contact the nearest Regional Office of the U.S Department of Labor's Pension and Welfare Benefits Administration.

                                        X
                     AMENDMENT AND TERMINATION OF YOUR PLAN

1.    Amendment

      Your Employer has the right to amend your Plan at any time. In no event, however, will any amendment:

      (a) authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries; or

      (b) cause any reduction in the amount credited to your account; or (c) cause any part of your Plan assets to revert to the Employer.

2.    Termination

      Your employer has the right to terminate the Plan at any time. Upon termination, all amounts credited to your accounts will become 100% vested.